PROSPECTUS
              Nuveen New York Select Quality Municipal Fund, Inc.
    Municipal Auction Rate Cumulative Preferred Stock ("MuniPreferred(R)")
                             1,720 Shares Series T
                   Liquidation Preference $25,000 Per Share

                                --------------

  This Prospectus Part A may not be distributed unless accompanied by the Part B of the Nuveen Exchange-Traded Funds MuniPreferred Prospectus, to which any reference in this Part A applies. This Prospectus sets out the information that a prospective investor should know before investing in the Fund. You should retain both Parts of the Prospectus for future reference. Investing in MuniPreferred shares involves certain risks, which are described in the "Risk Factors" section beginning on page B-5 of this Prospectus.

  Nuveen New York Select Quality Municipal Fund, Inc. (the "Fund") is a closed-end, diversified management investment company. The Fund's primary investment objective is current income exempt from regular Federal income tax, as well as New York state and New York City personal income taxes, consistent with the Fund's investment policies. The Fund's secondary investment objective is to enhance portfolio value relative to the New York municipal bond market by investing in New York municipal bonds that, in the opinion of the Fund's investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund seeks to achieve its investment objectives by investing substantially all of its assets (more than 80%) in a diversified portfolio of New York municipal bonds that either are insured or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure principal and interest payments. However, this policy of investing in New York municipal bonds that are insured or backed by an escrow account is not a fundamental policy of the Fund and the Fund's Board of Directors may modify this policy without shareholder approval. There is no assurance that the Fund will achieve its objectives.

  Dividends paid to MuniPreferred shareholders, to the extent payable from tax-exempt income earned on the Fund's New York municipal bond investments, will be exempt from regular Federal income tax, as well as New York state and New York City personal income taxes. All or a portion of the Fund's exempt-interest dividends may be subject to the alternative minimum tax and therefore MuniPreferred shares may not be suitable for persons subject to this tax. The Fund is required to allocate net capital gains and other taxable income, if any, proportionately between common shares and MuniPreferred shares, based on the percentage of total dividends distributed to each class for that year. The Fund, in the case of the ordinary seven-day rate periods or special rate periods of no more than 28 days, will give notice of taxable income to be included in a dividend on MuniPreferred shares in advance of the auction for these shares, and may give advance notice to MuniPreferred shareholders during longer rate periods. Under certain circumstances the Fund will be required to make shareholders whole for taxes owing on dividends paid to shareholders that include taxable income and gain. The amount of taxable income and gain allocated to MuniPreferred shares will depend on the amount of taxable income and gain the Fund realizes.

  The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is (800) 257-8787. A Statement of Additional Information dated May 18, 1999 has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. You may receive a copy of the Statement of Additional Information, the table of contents of which appears at page B-28 of this Prospectus, at no charge by calling the Fund at (800) 257-8787. The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934. This Prospectus (comprised of Parts A and B) does not contain all of the information in the Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

  The Fund is offering the shares of MuniPreferred, Series T, listed above. The shares are referred to in this Prospectus as "New MuniPreferred." Except as otherwise described in this Prospectus, the terms of this offering and all other series of MuniPreferred the Fund previously offered are the same. The dividend rate for the initial rate period (the period from the date of issue through June 1, 1999) will be 3.15%. For subsequent rate periods, MuniPreferred shares pay dividends based on a rate set at auction, usually held weekly. Prospective purchasers should carefully review the auction procedures described beginning at Page B-18 of this Prospectus and should note: (1) a buy order (called a "bid order") or sell order is a commitment to buy or sell MuniPreferred shares based on the results of an auction; (2) auctions will be conducted by telephone; and (3) purchases and sales will be settled on the next business day after the auction. MuniPreferred shares are not listed on an exchange. You may only buy or sell MuniPreferred shares through an order placed at an auction with or through a broker-dealer that has entered into an agreement with the auction agent and the Fund, or in a secondary market maintained by certain broker-dealers. These broker-dealers are not required to maintain this market and it may not provide you with liquidity.

                                --------------

  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

  (R)Registered Trademark of John Nuveen & Co. Incorporated

                                     Per Share      Total
                                    ------------ ------------
Public Offering Price               $     25,000 $ 43,000,000
                                    ------------ ------------
Sales Load                          $        225 $    387,000
                                    ------------ ------------
Proceeds to Fund (before expenses)  $     24,775 $ 42,613,000
                                    ============ ============

  The public offering price per share will be increased by the amount of dividends, if any, that have accumulated from the date the New MuniPreferred shares are first issued.

                                --------------

  The underwriters are offering the shares of the New MuniPreferred subject to various conditions. It is expected that the shares of New MuniPreferred will be delivered to the underwriters through the facilities of The Depository Trust Company on or about May 21, 1999.

                                --------------

Salomon Smith Barney
          A.G. Edwards & Sons, Inc.
                    BT Alex. Brown
                              Goldman, Sachs & Co.
                                        John Nuveen & Co. Incorporated
                                                  PaineWebber Incorporated
                                                            Prudential
                                                            Securities

May 18, 1999

   You should rely only on the information contained in this Prospectus. Neither the Fund nor the underwriters have authorized anyone to provide you with different information. The Fund is not making an offer of these securities in any state where the offer is not permitted. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date on the front of this Prospectus.

                               Prospectus Summary

   The following information is a summary of more detailed information included in Parts A and B of this Prospectus and the Fund's Statement of Additional Information.

The Fund and its Adviser

   Nuveen New York Select Quality Municipal Fund, Inc. (the "Fund") is a closed-end, diversified management investment company. Nuveen Advisory Corp. ("Nuveen Advisory") is the Fund's investment adviser. Nuveen Advisory is responsible for the selection and on-going monitoring of the Fund's investment portfolio. As of March 31, 1999 the Fund had 23,245,998 shares of common stock outstanding, and 6,000 MuniPreferred shares outstanding.

The Offering

   The Fund is offering 1,720 shares of New MuniPreferred. The purchase price for this series is $25,000 per share.

Investment Objectives

   The Fund's primary investment objective is current income exempt from regular Federal income tax, and New York state and New York City personal income taxes, consistent with the Fund's investment policies. The Fund's secondary investment objective is to enhance portfolio value relative to the New York municipal bond market by investing in New York municipal bonds that, in the opinion of the Fund's investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund seeks to achieve its investment objectives by investing substantially all of its assets (more than 80%) in a diversified portfolio of New York municipal bonds that either are insured or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure principal and interest payments. However, this policy of investing in New York municipal bonds that are insured or backed by an escrow account is not a fundamental policy of the Fund and the Fund's Board of Directors may modify this policy without shareholder approval. There is no assurance that the Fund will achieve its objectives. See "Investment Objectives and Policies."

Risk Factors

   Risk is inherent in all investing. Therefore, before investing you should consider certain risks carefully when you invest in the Fund. See "Risk Factors" at Page B-5 of this Prospectus. The primary risks of investing in MuniPreferred shares are: if an auction fails you may not be able to sell some or all of your shares; because of the nature of the market for MuniPreferred shares, you may receive less than the price you paid for your shares if you sell them outside of the auction, especially when market interest rates are rising; a rating agency could downgrade MuniPreferred shares, which could affect liquidity; the Fund may be forced to redeem your shares to meet regulatory or rating agency requirements or may voluntarily redeem your shares under certain circumstances; and in extraordinary circumstances the Fund may not earn sufficient income from its investments to pay dividends. In addition, because the Fund invests substantially all of its assets in New York municipal bonds, the Fund is susceptible to political, economic, or regulatory factors affecting New York state and governmental bodies in New York state. See "Factors Pertaining to New York."

Trading Market

   MuniPreferred shares are not listed on an exchange. Instead, you may buy or sell MuniPreferred shares at an auction that normally is held weekly, by submitting orders to a broker-dealer that has entered into an agreement with the auction agent and the Fund (a "Broker-Dealer"), or to a broker-dealer that has entered into a separate agreement with a Broker-Dealer. In addition to the auctions, Broker-Dealers and other brokerdealers may maintain a secondary trading market in MuniPreferred shares outside of auctions, but may discontinue this activity at any time. There is no assurance that a secondary market will provide shareholders with liquidity. You may transfer shares outside of auctions only to or through a Broker-Dealer, a broker-dealer that has entered into a separate agreement with a Broker-Dealer, or other persons as the Fund permits. See "The Auction--Secondary Market" at Page B-25 of this Prospectus. New MuniPreferred will trade at auction starting in the week following this offering.

   The first auction date for New MuniPreferred will be Tuesday, June 1, 1999, the business day before the dividend payment date for the initial rate period for New MuniPreferred. The auction date for New MuniPreferred shares normally will be a Tuesday, and the start date for subsequent rate periods normally will be the following business day, typically a Wednesday, unless the then-current rate period is a special rate period, or the day that normally would be the auction date or the first day of the subsequent rate period is not a business day.

Dividends and Rate Periods

   The dividend rate for the initial rate period on the shares offered in this Prospectus will be 3.15%. For subsequent rate periods, New MuniPreferred shares will pay dividends based on a rate set at these auctions, normally held weekly. In most instances, dividends are also paid weekly, on the day following the end of the rate period. The rate set at auction will not exceed the Maximum Rate. See "Description of MuniPreferred--Dividends and Rate Periods--Maximum Rate" at Page B-12 of this Prospectus.

   Dividends on New MuniPreferred shares will accumulate at the initial rate beginning on Friday, May 21, 1999. Dividends will be paid on shares of New MuniPreferred on Wednesday, June 2, 1999 and normally thereafter on each Wednesday. If the Wednesday on which dividends otherwise would be paid is not a business day, then your dividends will be paid on the first business day that falls before that Wednesday.

   The initial rate period will be twelve days. Subsequent rate periods generally will be seven days. The dividend payment date for a special rate period of more than 28 days will be set out in the notice designating a special rate period. See "Description of MuniPreferred--Dividends and Rate Periods-- Designation of Special Rate Periods" at Page B-12 of this Prospectus.

Taxation

   Because under normal circumstances the Fund will invest substantially all of its assets in New York municipal bonds that pay interest exempt from regular Federal income tax, as well as New York State and New York City personal income taxes, the income you receive will be similarly exempt. All or a portion of the income from these bonds will be subject to the Federal alternative minimum tax, so MuniPreferred shares may not be a suitable investment if you are subject to this tax. Taxable income or gain earned by the Fund will be allocated proportionately to holders of MuniPreferred shares and common shares, based on the percentage of total dividends paid to each class for that year. Accordingly, certain specified MuniPreferred dividends may be subject to income tax on income or gains attributed to the Fund. The Fund intends to notify shareholders, before any applicable auction for a rate period of 28 days or less, of the amount of any taxable income and gain to be paid for the period relating to that auction. For longer rate periods, the Fund may notify shareholders. Under certain circumstances, the Fund will make shareholders whole for taxes owing on dividends paid to shareholders that include taxable income and gain. See "Tax Matters" at Page B-25 of this Prospectus.

Ratings

   Shares of each series of MuniPreferred are issued with a rating of "Aaa" from Moody's Investors Service, Inc. ("Moody's") and "AAA" from Standard & Poor's Corporation ("Standard & Poor's"). Because the Fund is required to maintain at least one of these ratings, it must own portfolio securities of a sufficient value and with adequate credit quality to meet the rating agencies' guidelines. See "Description of MuniPreferred--Asset Maintenance and Rating Agency Guidelines--Rating Agencies" at Page B-15 of this Prospectus.

Redemption

   Although the Fund does not ordinarily redeem MuniPreferred shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem MuniPreferred shares under certain conditions. See "Description of MuniPreferred--Redemption" and "Description of MuniPreferred--Asset Maintenance and Rating Agency Guidelines--Rating Agencies" at Pages B-14 and B-15 of this Prospectus.

Liquidation Preference

   The liquidation preference of New MuniPreferred shares will be $25,000 per share plus any accumulated, unpaid dividends.

                              FINANCIAL HIGHLIGHTS

   The table below shows financial information for the Fund, expressed in terms of one share outstanding throughout the period. The information in the table is covered by the report of Ernst & Young LLP except where noted. The report is contained in the Statement of Additional Information and is available from the Fund.

                                                       Year Ended 9/30
                           ---------------------------------------------------------------------------------
                             1998      1997      1996      1995      1994       1993      1992+      1991++
                           --------  --------  --------  --------  --------   ---------  --------   --------
 Net asset value
  beginning of period....  $  15.90  $  15.78  $  15.90  $  15.24  $  17.03   $   15.27  $  14.39   $  14.05
                           --------  --------  --------  --------  --------   ---------  --------   --------
 Operating performance:
 Net investment income...      1.19      1.21      1.22      1.23      1.22        1.23      1.12        .35
 Net realized &
  unrealized gain (loss)
  from investments.......       .11       .13      (.06)      .69     (1.76)       1.80       .85        .42
                           --------  --------  --------  --------  --------   ---------  --------   --------
 Total from investment
  operations.............      1.30      1.34      1.16      1.92      (.54)       3.03      1.97        .77
                           --------  --------  --------  --------  --------   ---------  --------   --------
 Dividends from net
  investment income:
 To Common shareholders..      (.99)     (.99)    (1.01)    (1.01)    (1.06)      (1.08)     (.88)      (.24)
 To Preferred
  shareholders#..........      (.22)     (.22)     (.23)     (.25)     (.18)       (.16)     (.21)      (.03)
 Distributions from
  capital gains:
 To Common shareholders..        --      (.01)     (.03)       --      (.01)       (.02)       --         --
 To Preferred
  shareholders#..........        --        --      (.01)       --        --        (.01)       --         --
                           --------  --------  --------  --------  --------   ---------  --------   --------
    Total distributions..     (1.21)    (1.22)    (1.28)    (1.26)    (1.25)      (1.27)    (1.09)      (.27)
                           --------  --------  --------  --------  --------   ---------  --------   --------
 Organization and
  offering costs and
  preferred share
  underwriting discounts.        --        --        --        --        --          --        --       (.16)
                           --------  --------  --------  --------  --------   ---------  --------   --------
 Net asset value end of
  period.................  $  15.99  $  15.90  $  15.78  $  15.90  $  15.24   $   17.03  $  15.27   $  14.39
                           ========  ========  ========  ========  ========   =========  ========   ========
 Per Common share market
  value end of period....  $16.9375  $16.8125  $16.0000  $15.7500  $14.6250   $ 16.3750  $15.2500   $15.1250
 Total investment return
  on market value**......      6.84%    11.77%     8.26%    15.34%    (4.30)%     15.12%     6.86       2.42
 Total return on net
  asset value**..........      7.01%     7.34%     5.86%    11.41%    (4.32)%     19.47%    12.60       4.14
 Ratios/Supplemental
  data:
 Net assets end of
  period (in thousands)..  $519,617  $513,293  $506,128  $505,340  $490,530   $ 530,466  $489,917   $467,181
 Ratio of expenses to
  average net assets##...       .81%      .81%      .80%      .82%      .83%        .85%      .83%*      .79%*
 Ratio of net investment
  income to average net
  assets##...............      5.32%     5.43%     5.40%     5.56%     5.38%       5.43%     5.68%*     5.22%*
 Portfolio turnover
  rate...................        11%        3%        4%        5%        2%          1%       15%         2%

--------
*  Annualized.

** Total investment return on market value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total return on net asset value is the combination of reinvested dividend income, reinvested capital gains, if any, and changes in net asset value per share. Total returns are not annualized.

#  The amounts shown are based on Common Share equivalents.

## Ratios do not reflect the effect of dividend payments to Preferred shareholders.

  +For the 11 months ended September 30, 1992.

 ++For the period May 22, 1991 to October 31, 1991.

                                   THE FUND

   The Fund is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). The Fund was organized as a Minnesota corporation on April 3, 1991, and may issue up to 1 million shares of MuniPreferred and up to 200 million shares of common stock. In May and June 1991, the Fund issued 22,000,000 shares of common stock. In September 1991, the Fund issued 3,000 shares of MuniPreferred stock in two offerings (1,200 shares of Series W and 1,800 shares of Series TH). On January 6, 1994, the Fund conducted a 2-for-1 preferred stock split which was effected by dividing each outstanding share of MuniPreferred into two shares, with a liquidation preference of $25,000 per share, for an aggregate of 6,000 MuniPreferred shares. The Fund had 23,245,998 shares of common stock outstanding as of March 31, 1999. The common stock trades on the New York Stock Exchange under the symbol "NVN." The Fund's principal office is located at 333 West Wacker Drive, Chicago, Illinois 60606, and its telephone number is
(800) 257-8787.

   The table below provides information on MuniPreferred shares since their issuance.

                    Amount Outstanding
   Year ended      Exclusive of Treasury Asset Coverage Involuntary Liquidating
   10/31                Securities         Per Share*    Preference Per Share
   ----------      --------------------- -------------- -----------------------
   1991+..........         3,000            $155,727            $50,000

   Year ended
   9/30
   ----------
   1992++.........         3,000            $163,306            $50,000
   1993...........         3,000            $176,822            $50,000
   1994...........         6,000            $ 81,755            $25,000
   1995...........         6,000            $ 84,223            $25,000
   1996...........         6,000            $ 84,355            $25,000
   1997...........         6,000            $ 85,549            $25,000
   1998...........         6,000            $ 86,603            $25,000

--------
* Calculated by dividing net assets by the number of MuniPreferred shares outstanding.
+ For the period May 22, 1991 to October 31, 1991.
++For the 11 months ended September 30, 1992.

   The following provides information about the Fund's outstanding shares as of March 31, 1999:

                                          Amount Held by the
                                           Fund or for its
   Title of Class       Amount Authorized      Account       Amount Outstanding
   --------------       ----------------- ------------------ ------------------
   Common..............    200,000,000             0             23,245,998
   MuniPreferred.......      1,000,000             0                  6,000

                                USE OF PROCEEDS

   The Fund will use the net proceeds of the offering, about $42,451,046 after payment of the sales load and offering costs, to buy municipal bonds (see "Investment Objectives and Policies--Portfolio Investments"). The Fund expects to invest almost all of the proceeds in long-term New York municipal bonds within eight to ten weeks after the offering concludes, but if it cannot, it will invest in high quality, generally uninsured short-term securities, the income on which may be exempt from both regular federal and New York state and New York City personal income taxes; or in high quality New York municipal bonds with relatively low volatility, such as pre-refunded and intermediate-term securities, if these securities are available. In the unlikely event that the Fund cannot find suitable short-term, tax-exempt securities, the Fund may buy short-term taxable securities. The income on these securities would be subject to New York state and New York City personal income taxes, or to both New York State and New York City personal income taxes and regular Federal income tax.

                                CAPITALIZATION
                                  (Unaudited)

   The following table sets forth the capitalization of the Fund as of September 30, 1998 and as adjusted to give effect to the issuance of the shares of New MuniPreferred offered hereby.

                                                         Actual    As Adjusted
                                                      ------------ ------------
Shareholders' Equity:
 Preferred Stock, $25,000 stated value per share, at
  liquidation value; 1,000,000 shares authorized
  (6,000 shares issued and 7,720 shares issued, as
  adjusted, respectively)............................ $150,000,000 $193,000,000
 Common Stock, $.01 par value per share; 200,000,000
  shares authorized, 23,110,875 shares outstanding*..      231,109      231,109
 Paid-in surplus.....................................  323,230,003  322,681,049
 Balance of undistributed net investment income......      618,984      618,984
 Accumulated net realized gain (loss) from investment
  transactions.......................................    1,223,101    1,223,101
 Net unrealized appreciation of investments..........   44,314,059   44,314,059
                                                      ------------ ------------
    Net Assets....................................... $519,617,256 $562,068,302
                                                      ============ ============

--------
*None of these outstanding shares are held by or for the account of the Funds.

                      INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

   The Fund's primary investment objective is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt New York municipal bonds, current income exempt from regular Federal income tax, and New York state and New York City personal incomes taxes, consistent with the Fund's investment policies. The Fund's secondary investment objective is to enhance portfolio value relative to the New York municipal bond market by investing in New York municipal bonds that, in the opinion of the Fund's investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund seeks to achieve its investment objectives by investing substantially all of its assets (more than 80%) in a diversified portfolio of New York municipal bonds that either are insured or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure principal and interest payments. However, this policy of investing in New York municipal bonds that are insured or backed by an escrow account is not a fundamental policy of the Fund and the Fund's Board of Directors may modify this policy without shareholder approval. There is no assurance that the Fund will achieve its objectives.

   New York municipal bonds are those municipal bonds that, in the opinion of bond counsel to the issuer (or on the basis of other authority Nuveen Advisory believes to be reliable), are exempt from regular Federal income taxes as well as New York state and New York City personal income taxes. The Funds will invest primarily in New York municipal bonds that are issued by the state of New York and cities and local authorities in New York, but the Fund also may invest no more than 10% of its assets in municipal bonds issued by U.S. possessions or territories, the income on which is exempt from regular federal income tax as well as New York state and New York City personal income taxes. These U.S. possessions or territories bonds are considered to be New York municipal bonds.

   Underrated municipal bonds are those municipal bonds whose ratings do not, in Nuveen Advisory's opinion, reflect their true value. They may be underrated because of the time that has elapsed since their last ratings, or because rating agencies have not fully taken into account positive factors, or for other reasons. Undervalued municipal bonds are those bonds that, in Nuveen Advisory's opinion, are worth more than their market value. They may be undervalued because there is a temporary excess of supply in that particular sector (such as hospital bonds, or bonds of a particular municipal issuer). Nuveen Advisory may buy such a bond even if the value of that bond is consistent with the value of other bonds in that sector. Municipal bonds also may be undervalued because there has been a general decline in the market price of municipal bonds for reasons that do not apply to the particular municipal bonds that Nuveen Advisory considers undervalued. Nuveen Advisory believes that the prices of these municipal bonds should ultimately reflect their true value. Therefore, the Fund's secondary investment objective of enhancing portfolio value relative to the municipal bond market refers to the Fund's objective of attempting to realize above-average capital appreciation in a rising market, and to experience less than average capital losses in a declining market. Capital appreciation, alone, is not an investment objective. Rather, the Fund seeks to enhance portfolio value relative to the municipal bond market by prudently selecting municipal bonds, regardless of whether the market is rising or declining.

Portfolio Investments

   Except to the extent that the Fund buys temporary investments as described in Part B, the Fund will, under normal circumstances, invest substantially all of its assets in New York municipal bonds that either are covered by insurance guaranteeing the timely payment of principal and interest on the bonds, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. The Fund's policy of investing substantially all of its assets in New York municipal bonds that are insured or backed by an escrow account is not a fundamental policy of the Fund and the Fund's Board of Directors may modify this policy without shareholder approval. The Board does not intend to change this policy unless it determines that the cost of adhering to this policy is not reasonable in relation to its benefits to the Fund, or the claims-paying ability of municipal bond insurers is no longer rated within the highest rating category. If the Fund discontinues its policy of investing substantially all of its assets in New York municipal bonds that are insured or backed by an escrow account, the Fund thereafter will, as a fundamental policy, invest substantially all of its assets in New York municipal bonds rated within the four highest grades (Baa or BBB or better) by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), except that the Fund may invest up to 20% of its assets in unrated New York municipal bonds that, in Nuveen Advisory's opinion, have credit characteristics equivalent to, and are of comparable quality to, New York municipal bonds so rated. The Fund's investment objectives are fundamental policies, which cannot be changed without the approval of the holders of a majority of the outstanding shares of common shares and MuniPreferred shares, voting together, and of the holders of a majority of the outstanding MuniPreferred shares, voting separately. For this purpose, "a majority of the outstanding shares" means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

   Each insured New York municipal bond that the Fund holds will either be (1) covered by an insurance policy applicable to a specific security, whether obtained by the issuer of the security or a third party at the time of original issuance, or by the Fund or a third party after the original issuance, or (2) covered by portfolio insurance through a master municipal insurance policy the Fund has purchased. The Fund has bought, and will only buy, portfolio insurance from insurers whose claims-paying ability Moody's rates "Aaa" or Standard & Poor's rates "AAA."

   The Fund also may invest in New York municipal bonds that are backed by an escrow or trust account containing securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States, in an amount that is sufficient to ensure the payment of interest and principal. These bonds generally will not be insured. The Fund may buy New York municipal bonds that have been (1) advance refunded, where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest and principal payments are sufficient to cover the remaining scheduled debt service on that New York municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. Both types of municipal bonds are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

   The Fund is diversified for purposes of the 1940 Act. Consequently, as to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any single issuer.

Factors Pertaining to New York.

   The following information provides only a brief summary of the complex factors affecting the financial situation in New York (the "State") and is derived from sources that are generally available to investors and is believed to be accurate. It is based in part on information obtained from various State and local agencies in New York. Additional information regarding the factors affecting the financial situation in New York may be found in the Statement of Additional Information. It should be noted that the creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the State of New York, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

   New York State has historically been one of the wealthiest states in the nation. For decades, however, the State's economy has grown more slowly than that of the nation as a whole, gradually eroding the State's relative economic affluence. Statewide, urban centers have experienced significant changes involving migration of the more affluent to the suburbs and an influx of generally less affluent residents. Regionally, the older Northeast cities have suffered because of the relative success that the South and the West have had in attracting people and business. The State has for many years had a very high state and local tax burden relative to other states. The burden of state and local taxation, in combination with the many other causes of regional economic dislocation, has contributed to the decisions of some businesses and individuals to relocate outside, or not locate within, the State.

   The State's economy remains more reliant on the securities industry than is the national economy. As a result, the State remains susceptible to downturns in that industry, which could cause adverse changes in wage and employment levels. 1998 per capita personal income was $31,734 and the 1998 unemployment rate was 5.6%. The State has projected continued moderate economic growth within New York during 1999 and 2000. Personal income is expected to grow by 4.2% in 1999 and 4.0% in 2000. The State ended its 1998-99 fiscal year with a cash surplus of approximately $1.82 billion. The State had an approximate closing balance in the General Fund of $892.2 million; $472.9 million in the Tax Stabilization Reserve Fund; $106.8 million in the Contingency Reserve Fund; and approximately $312.5 million in the Community Projects Fund. Final results for the 1998-99 fiscal year indicate total General Fund spending of $36.49 billion, an increase of 6.23 percent from 1997-98 levels.

   On February 12, 1999, the State issued a revised cash-basis Financial Plan for the 1999-2000 fiscal year that reflected the Governor's amendments to his 1999-2000 Executive Budget. The revised Financial Plan projects total General Fund disbursements and transfers to other funds of $37.14 billion in 1999-2000, as well as total receipts and transfers from other funds of $38.81 billion in 1999-2000. As of that date, the State projected a closing General Fund balance of $2.47 billion in 1999-2000. As of May 10, 1999, the State legislature had not yet enacted, nor had the Governor and the legislature reached an agreement on the budget for the 1999-2000 fiscal year commencing on April 1, 1999. However, the State enacted debt service appropriations for State-supported, contingent contractual, and certain other obligations for the entire 1999-2000 fiscal year on March 30, 1999. Legislation extending certain revenue-raising authority on an interim basis and making interim appropriations for State personal service costs, various grants to local governments, and certain other items was submitted by the Governor and enacted by the Legislature through May 23, 1999. The delay in the enactment of the budget may negatively affect certain proposed actions and reduce projected savings.

   On November 17, 1998, more than five months after the start of the City's fiscal year, New York adopted a 1999 fiscal year (July 1, 1998 to June 30,
1999) budget, which provided for $34.7 billion in spending. For fiscal year 1999 an operating surplus of $2 billion is projected. On April 22, 1999, the Mayor outlined his proposed $35.3 billion Executive Budget for fiscal year 2000 (July 1, 1999 to June 30, 2000). The 1999-2000 budget proposal includes several tax reductions including residential estate and property tax relief aggregating an estimated $180 million, sales tax reductions aggregating an estimated $123 million and business tax relief aggregating an estimated $98 million. On May 17, 1999, the New York State Legislature enacted legislation repealing the New York City income tax on New York State residents who work, but do not reside, in New York City. Governor George Pataki has stated that he would sign the legislation. It is estimated that the repeal would reduce revenues to New York City by approximately $210 million. If the effect of the legislation is to invalidate the income tax as it remains applicable to out-of-state residents who work in New York City through subsequent judicial determination that the income tax in its revised form discriminates against out-of-state residents, the reduction in revenues to New York City would then aggregate an estimated $360 million. The Mayor of the City of New York and the Speaker of the City Council have stated that they will commence litigation to challenge the legislation.

   The Governor and the legislature have not agreed upon the level of State aid to the City during the 1999 fiscal year and there can be no assurances that further cuts will not be necessary to close additional budget gaps once a State budget is adopted. If State or federal aid in later years is less than the level projected in the Mayor's proposal, projected savings may be negatively impacted and the Mayor may be required to propose significant additional spending reductions or tax increases to balance the City's budget for the 1999 and later fiscal years. If the State, the State agencies, New York City, other municipalities or school districts were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, or increasing the risk of a default, the market price of municipal bonds issued by such entities could be adversely affected.

   On March 5, 1997, New York Governor George Pataki signed legislation creating The New York City Transitional Finance Authority, which is authorized to issue up to $7.5 billion in bonds for capital spending by New York City. The City had faced limitations on its borrowing capacity after 1998 under the State's constitution that would have prevented it from borrowing additional funds, as a result of the decrease in real estate values within the City. The first issuance of TFA debt occurred in October 1997. See "Factors Pertaining to New York" in the Statement of Additional Information for more information about New York.

                                 UNDERWRITING

   Subject to the terms and conditions of the underwriting agreement dated the date hereof, each underwriter named below has severally agreed to purchase, and the Fund has agreed to sell to such underwriter, the number of New MuniPreferred shares set forth opposite the name of such underwriter.

      Name                                                      Number of Shares
      ----                                                      ----------------
      Salomon Smith Barney Inc. ...............................        250
      A.G. Edwards & Sons, Inc. ...............................        245
      BT Alex. Brown Incorporated..............................        245
      Goldman, Sachs & Co. ....................................        245
      John Nuveen & Co. Incorporated...........................        245
      PaineWebber Incorporated.................................        245
      Prudential Securities Incorporated.......................        245
                                                                     -----
          Total................................................      1,720
                                                                     =====

   The underwriting agreement provides that the obligations of the underwriters to purchase the shares included in this offering are subject to the approval of certain legal matters by counsel and to certain other conditions. The underwriters are obligated to purchase all the New MuniPreferred shares if they purchase any of the shares.

   The underwriters, for whom Salomon Smith Barney Inc. is acting as representative, propose to offer some of the shares directly to the public at the public offering price set forth on the cover page of this Prospectus and some of the shares to certain dealers at the public offering price less a concession not in excess of $137.50 per share. The sales load the Fund will pay of $225 per share is equal to .90% of the initial offering price. The underwriters may allow, and such dealers may reallow, a concession not in excess of $25 per share on sales to certain other dealers. After the initial public offering, the underwriters may change the public offering price and the concession. Investors must pay for any New MuniPreferred shares purchased in the initial public offering on or before May 21, 1999.

   The Fund anticipates that the underwriters may from time to time act as brokers or dealers in executing the Fund's portfolio transactions after they have ceased to be underwriters. The underwriters are active underwriters of, and dealers in, securities and act as market makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund. John Nuveen & Co. Incorporated may engage in these transactions only in compliance with the 1940 Act.

   The Fund anticipates that the underwriters or one of their respective affiliates may, from time to time, act in auctions as Broker-Dealers as set forth under "The Auction."

   John Nuveen & Co. Incorporated, one of the underwriters, is the parent company of Nuveen Advisory.

   The Fund and Nuveen Advisory have agreed to indemnify the underwriters against certain liabilities, including liabilities arising under the 1933 Act, or to contribute payments the underwriters may be required to make for any of those liabilities.

                                LEGAL OPINIONS

   Morgan, Lewis & Bockius LLP, Washington, D.C., will pass on certain legal matters for the Fund, and Simpson Thacher & Bartlett will pass on certain legal matters for the underwriters. Morgan, Lewis & Bockius LLP and Simpson Thacher & Bartlett will rely as to certain matters under Minnesota law on the opinion of Dorsey & Whitney LLP, Minneapolis, Minnesota and as to certain matters of New York law on the opinion of Edwards & Angell, LLP, New York, New York.

                                    EXPERTS

   The financial statements of the Fund at September 30, 1998 and the selected per share data and ratios set forth under the caption "Financial Highlights" for the period 1991 to September 30, 1998, appearing in Part A of this Prospectus, have been audited by Ernst & Young LLP, Sears Tower, 223 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth on their report appearing elsewhere in this Registration Statement, and are included in reliance upon that report given upon Ernst & Young's authority as experts in accounting and auditing. Ernst & Young audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's Federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

NUVEEN
EXCHANGE-TRADED FUNDS

MuniPreferred(R) Shares

Prospectus Part B

   The Prospectus offering MuniPreferred shares for a Nuveen closed-end fund (each, a "Fund") is divided into two parts. Part A of the Prospectus relates exclusively to a particular closed-end fund and provides specific information about the Fund's portfolio, investment objectives, and financial highlights. Part B of the Prospectus provides a more general description of the municipal bonds in which each Fund invests and related risks, and more general information about MuniPreferred shares, including the auction at which MuniPreferred shares are traded, dividends and rate periods, tax status, and voting rights. You should read both parts of the Prospectus and retain them for future reference. Except as provided in Part A or this Part B, the information contained in this Part B will apply to each Fund.

   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

(R)Registered Trademark of John Nuveen & Co. Incorporated

Municipal Bonds

   States, local governments and municipalities issue municipal bonds to raise money for public purposes such as building public facilities, refinancing outstanding obligations, and financing internal operating expenses. Municipal bonds are generally either general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, or revenue bonds, which may be repaid only from the revenues of a specific facility or source. Each Fund also may buy municipal bonds that represent interests in lease obligations. These bonds carry special risks because the issuer may not be required to appropriate money annually to make payments under the lease. To reduce this risk, a Fund will only buy these bonds where the issuer has a strong incentive to continue making appropriations until the municipal bond matures. The Funds do not have any limits on investing in lease obligations that do not contain a "nonappropriation" clause. A Fund may invest no more than 10% of its net assets in municipal bonds issued by U.S. possessions or territories, which pay interest exempt from regular Federal income tax.

   Each Fund may buy municipal bonds that pay a variable or floating rate of interest that changes with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index. As used in this Prospectus, the term "municipal bonds" includes municipal securities with relatively short-term maturities. Some of these short-term securities may be variable or floating rate securities. The Funds, however, intend to emphasize investments in municipal bonds with long- or intermediate-term maturities.

   Yields on municipal bonds depend on many factors, including the condition of the general money market and the municipal bond market, the size of a particular offering, and the maturity and rating of a particular municipal bond. Moody's and Standard & Poor's ratings represent their opinions of the quality of a particular municipal bond, but these ratings are general and are not absolute quality standards. Therefore, municipal bonds with the same maturity, coupon, and rating may have different yields, while municipal bonds with the same maturity and coupon and different ratings may have the same yield. The market value of municipal bonds will vary with changes in interest rates and in the ability of their issuers to make interest and principal payments.

   Obligations of municipal bond issuers are subject to bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. These obligations also may be subject to future Federal or state laws or referenda that extend the time to payment of interest and/or principal, or that constrain the enforcement of these obligations or the power of municipalities to levy taxes. Legislation or other conditions may materially affect the power of a municipal bond issuer to pay interest and/or principal when due.

Portfolio Investments

   Each Fund buys municipal bonds with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, a Fund's portfolio may include long-term and intermediate-term municipal bonds. If the long-term municipal bond market is unstable, a Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal bonds that may either be tax-exempt or taxable. Each Fund will buy taxable temporary investments only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. Each Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody's or Standard & Poor's, and that mature within one year from the date of issuance. The Funds' policies on securities ratings only apply when the Fund buys a security, and a Fund is not required to sell securities that have been downgraded. See Appendix A to the Statement of Additional Information for a description of securities ratings. Each Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. Each Fund is required to allocate taxable income on temporary investments, if any, proportionately between common shares and MuniPreferred shares, based on the percentage of total dividends distributed to each class for that year.

Insured Funds: Municipal Bond Insurance

   The following discussion relates only to the following Funds: Nuveen Insured Quality Municipal Fund, Inc.; Nuveen Insured Municipal Opportunity Fund, Inc.; Nuveen Premier Insured Municipal Income Fund, Inc.; Nuveen New York Select Quality Municipal Fund, Inc.; Nuveen New York Investment Quality Municipal Fund, Inc.; Nuveen New York Quality Income Municipal Fund, Inc. and Nuveen Insured Premium Income Municipal Fund 2.

   Each insured municipal bond a Fund acquires will be covered by a specific insurance policy (either original issue insurance or secondary market insurance) or portfolio insurance. While each Fund has obtained several policies of portfolio insurance, a Fund may emphasize investments in municipal bonds insured under specific insurance policies. Each Fund has obtained portfolio insurance from the insurers described in Appendix C to the Statement of Additional Information and may in the future obtain portfolio insurance from other insurers. In any event, each Fund has obtained and in the future will only obtain portfolio insurance issued by insurers whose claims-paying ability Moody's rates "Aaa" or Standard & Poor's rates "AAA." There is no limit on the percentage of a Fund's assets that may be invested in municipal bonds insured by any one insurer.

   Municipal bonds covered by a specific insurance policy, rather than by portfolio insurance, will be rated "Aaa" by Moody's or "AAA" by Standard & Poor's, because of the rating of the insurer's claims-paying ability. Municipal bonds covered by portfolio insurance, however, will be rated based primarily on the credit characteristics of the issuer, without regard to the portfolio insurance, and generally will be rated below "Aaa" or "AAA." While a Fund holds a municipal bond covered by portfolio insurance, it will, effectively, be of the same credit quality as a municipal bond covered by a specific insurance policy.

   Each Fund's policy of buying municipal bonds insured by insurers whose claims-paying ability is rated "Aaa" or "AAA" applies only when the Fund buys the municipal bond. If either rating agency downgrades an insurer's claims-paying ability, the Fund is not required to sell bonds covered by that insurer's policies. If a rating agency downgrades its rating of an insurer, it likely would downgrade its rating of a municipal bond covered by that insurer's original issuance insurance or secondary market insurance. Municipal bonds in the Fund's portfolio covered by that insurer's portfolio insurance also would be downgraded. Moody's and Standard & Poor's continually assess the claims-paying ability of insurers and the creditworthiness of municipal bond issuers, and the Fund cannot guarantee that Moody's and Standard & Poor's will not downgrade their ratings. The value of municipal bonds covered by portfolio insurance that are in default or in significant risk of default will be determined by separately establishing a value for the municipal bond and a value for the portfolio insurance.

   Original Issue Insurance. The issuer of municipal bonds or a third party buys original issue insurance for a particular issue of municipal bonds at the time the municipal bonds are issued. Under this insurance, the insurer unconditionally guarantees to the holder of the municipal bond the timely payment of principal and interest when and as these payments become due if the issuer does not pay them. However, if the due date of the principal is accelerated because of mandatory or optional redemption (other than acceleration because of a mandatory sinking fund payment), default or otherwise, the payments guaranteed may be made in the amounts and at the times as principal payments would have been due had there not been any acceleration. The insurer is responsible for these payments less any amounts the holders receive from any trustee for the municipal bonds issuer or from any other source. Original issue insurance does not guarantee the payment of any redemption premium (except for certain premium payments for certain small issue industrial development and pollution control municipal bonds), the value of the Fund's shares or the market value of municipal bonds, or payments of any tender purchase price upon the tender of the municipal bonds. Original issue insurance also does not insure against nonpayment of principal or interest on municipal bonds resulting from the insolvency, negligence or any other act or omission of the trustee or other paying agent for these bonds.

   Original issue insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds. Consequently, original issue insurance may be considered to represent an element of market value of the municipal bonds so insured, but the exact effect, if any, of this insurance on the market value cannot be estimated.

   Secondary Market Insurance. After a municipal bond is issued, the Fund or a third party may purchase insurance on that security. Secondary market insurance generally provides the same type of coverage as original issue insurance and, as with original issue insurance, secondary market insurance remains in effect as long as the municipal bonds it covers remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of these municipal bonds.

   One of the purposes of acquiring secondary market insurance for a particular municipal bond is to enable the Fund to enhance the value of the security. The Fund, for example, might seek to buy a particular municipal bond and obtain secondary market insurance for it if, in Nuveen Advisory's opinion, the market value of the security, as insured, would exceed the current value of the security without insurance plus the cost of the secondary market insurance. Similarly, if the Fund owns but wishes to sell a municipal bond that is then covered by portfolio insurance, the Fund might seek to obtain secondary market insurance for it if, in Nuveen Advisory's opinion, the net proceeds of the Fund's sale of the security, as insured, would exceed the current value of the security plus the cost of the secondary market insurance. In determining whether to insure municipal bonds the Fund owns, an insurer will apply its own standards, which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds. See "Original Issue Insurance" above.

   Portfolio Insurance. Each Fund has purchased several policies of portfolio insurance, each of which would guarantee the payment of principal and interest on specified eligible municipal bonds the Fund has bought. Except as described below, portfolio insurance generally provides the same type of coverage as original issue insurance or secondary market insurance. Municipal bonds insured under one portfolio insurance policy would generally not be insured under any other policy the Fund buys. A municipal bond is eligible for coverage under a policy if it meets certain requirements of the insurer. If a municipal bond is already covered by original issue insurance or secondary market insurance, then the security is not required to be additionally insured under any portfolio insurance policy that the Fund may buy.

   Each portfolio insurance policy will terminate for any municipal bond that has been redeemed or that the Fund has sold, on the date of redemption or the settlement date of sale, and an insurer will not have any liability thereafter under a policy for any municipal bond, except that if the redemption date or settlement date occurs after a record date and before the related payment date for any municipal bond, the policy will terminate for that municipal bond on the business day immediately following the payment date.

   One or more portfolio insurance policies may provide the Fund, under an irrevocable commitment of the insurer, with the option to exercise the right to obtain permanent insurance for a municipal bond that the Fund will sell. The Fund would exercise the right to obtain permanent insurance upon payment of a single, predetermined insurance premium payable from the sale proceeds of the municipal bond. The Fund expects to exercise the right to obtain permanent insurance for a municipal bond only if, in Nuveen Advisory's opinion, upon the exercise the net proceeds from the sale of the municipal bond, as insured, would exceed the proceeds from the sale of the security without insurance.

   The permanent insurance premium for each municipal bond is determined based upon the insurability of each security as of the date the Fund originally bought the security. This premium will not be increased or decreased for any change in the security's creditworthiness, unless the security is in default as to payment of principal or interest, or both. If this happens, the permanent insurance premium will be subject to an increase predetermined at the date of the Fund's purchase.

   Each Fund generally intends to retain any insured bonds covered by portfolio insurance that are in default or in significant risk of default and to place a value on the insurance, which ordinarily will be the difference between the market value of the defaulted bond and the market value of similar bonds of minimum investment grade (that is, rated "Baa" or "BBB") that are not in default. In certain circumstances, however, Nuveen Advisory may determine that an alternative value for the insurance, such as the difference between the market value of the defaulted bond and either its par value or the market value of similar bonds that are not in default or in significant risk of default, is more appropriate. To the extent that the Fund holds defaulted municipal bonds, it may be limited in its ability to manage its investment portfolio and to purchase other bonds. Except as described above for bonds covered by portfolio insurance that are in default or subject to significant risk of default, the Fund will not place any value on the insurance in valuing the municipal bonds it holds.

   Because each portfolio insurance policy will terminate for a particular covered bond on the date a Fund sells that bond, the insurer will be liable only for those payments of principal and interest that are then due and owing (unless the Fund obtains permanent insurance). Portfolio insurance will not enhance the marketability of the Fund's bonds, whether or not the bonds are in default or in significant risk of default. On the other hand, because original issue insurance and secondary market insurance will remain in effect as long as the municipal bonds they cover are outstanding, these insurance policies may enhance the marketability of these bonds even when they are in default or in significant risk of default, but the exact effect, if any, on marketability, cannot be estimated. Accordingly, the Fund may determine to retain or, alternatively, to sell municipal bonds covered by original issue insurance or secondary market insurance that are in default or in significant risk of default.

   Each Fund generally pays the premiums for a portfolio insurance policy monthly, and premiums are adjusted for purchases and sales of municipal bonds covered by the policy during the month. The yield on the Fund's portfolio is reduced to the extent of the insurance premiums the Fund pays which, in turn, will depend upon the characteristics of the covered municipal bonds. If the Fund were to buy secondary market insurance for any municipal bond then covered by a portfolio insurance policy, the coverage and the obligation to pay monthly premiums under the portfolio policy would cease.

Investment Restrictions

   The following investment restrictions are fundamental policies of each Fund which may not be changed without the approval of the holders of a majority of the outstanding shares of common and MuniPreferred shares (voting together as a single class) and of the holders of a majority of the outstanding shares of MuniPreferred shares (voting as a separate class).

   Each Fund may not:

  . Invest more than 25% of its total assets in securities of issuers in any one industry, other than municipal bonds issued by states and local governments and their instrumentalities or agencies (not including those backed only by the assets and revenues of non-governmental users), and municipal bonds issued or guaranteed by the U.S. Government or its instrumentalities or agencies; and

  . Invest more than 5% of its total assets in securities of any one issuer
    (not including securities of the U.S. Government and its agencies, or the investment of 25% of the Fund's total assets).

   See the Statement of Additional Information for additional fundamental and non-fundamental policies of each Fund.

   Moody's and Standard & Poor's, in connection with establishing and maintaining ratings on the Fund's MuniPreferred shares, restrict a Fund's ability to borrow money, sell securities short, lend securities, buy and sell futures contracts, and write put or call options. Each Fund does not expect that these restrictions will adversely affect its ability to achieve its investment objectives. These restrictions are not fundamental policies and a Fund may change them without shareholder approval.

   Except to the extent that a Fund invests in temporary investments, each Fund will invest substantially all of its assets in municipal bonds that pay interest that is exempt from regular Federal income tax. No Fund has set any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the Federal alternative minimum tax. Because a substantial part of the income from these bonds is expected to be subject to the Federal alternative minimum tax, MuniPreferred shares may not be a suitable investment for shareholders subject to this tax. Suitability will depend on a comparison of the Fund's likely after-tax yield with the likely after-tax yield from comparable tax-exempt investments not subject to the alternative minimum tax, and with fully taxable investments, in light of an investor's tax position. Special considerations apply to corporate shareholders. Dividends paid on MuniPreferred shares may include an allocated portion of net capital gain or other Federal taxable income. See "Tax Matters" and "The Auction--Auction Dates; Advance Notice of Allocation of Taxable Income."

Risk Factors

   Risk is inherent in all investing. Investing in any investment company security involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the following risks that you assume when you invest in MuniPreferred shares.

   Auction Risk. You may not be able to sell your MuniPreferred shares at an auction if the auction fails; that is, if there are more MuniPreferred shares offered for sale than there are buyers for those shares. The Fund believes this event is unlikely. Also, if you place hold orders (orders to retain MuniPreferred shares) at an auction only at a specified rate, and that bid rate exceeds the rate set at the auction, you will not retain your MuniPreferred shares. Finally, if you buy shares or elect to retain shares without specifying a rate below which you would not wish to continue to hold those shares, and the auction sets a below-market rate, you may receive a lower rate of return on your shares than the market rate. See "Description of MuniPreferred" and "The Auction--Summary of Auction Procedures" and "-- Acceptance or Rejection of Orders and Allocation of Shares."

   Secondary Market Risk. If you try to sell your MuniPreferred shares between auctions, you may not be able to sell any or all of your shares, or you may not be able to sell them for $25,000 per share or $25,000 per share plus accumulated dividends. If the Fund has designated a special rate period (a rate period of more than 7 days), changes in interest rates could affect the price you would receive if you sold your shares in the secondary market. Broker-dealers that maintain a secondary trading market for MuniPreferred shares are not required to maintain this market, and the Fund is not required to redeem shares either if an auction or an attempted secondary market sale fails because of a lack of buyers. MuniPreferred shares are not registered on a stock exchange or the NASDAQ stock market. If you sell your MuniPreferred shares to a broker-dealer between auctions, you may receive less than the price you paid for them, especially when market interest rates have risen since the last auction. Accrued MuniPreferred dividends, however, should at least partially compensate for the increased market interest rates.

   Ratings and Asset Coverage Risk. While Moody's and Standard & Poor's assign ratings of "Aaa" or "AAA" to MuniPreferred shares (except for MuniPreferred shares of the Nuveen Michigan Quality Income Municipal Fund, Inc., which are assigned ratings of Aal and AAA), the ratings do not eliminate or necessarily mitigate the risks of investing in MuniPreferred shares. A rating agency could downgrade MuniPreferred shares, which may make your shares less liquid at an auction or in the secondary market, though probably with higher resulting dividend rates. If a rating agency downgrades MuniPreferred shares, the Fund will alter its portfolio or redeem MuniPreferred shares. The Fund may voluntarily redeem MuniPreferred shares under certain circumstances. See "Description of MuniPreferred--Asset Maintenance and Rating Agency Guidelines" for a description of the asset maintenance tests the Fund must meet.

   Interest Rate Risk. The Fund issues MuniPreferred shares, which pay dividends based on short-term interest rates, and uses the proceeds to buy municipal bonds, which pay interest based on long-term yields. Long-term municipal bond yields are typically, although not always, higher than short-term interest rates. So long as the return on the Fund's long-term bond portfolio, net of Fund expenses, exceeds MuniPreferred dividend rates, the investment of the proceeds of the issuance of MuniPreferred will generate more income than is needed to pay MuniPreferred dividends, and the excess will be used to pay higher dividends on common shares. Dividends paid to MuniPreferred shareholders could, however, exceed the income from the portfolio securities purchased with the proceeds from the sale of MuniPreferred. Short-term interest rates may fluctuate. If short-term rates exceed the net rate of return on the Fund's bond portfolio, the Fund could invest up to 100% of its assets in temporary, short-term instruments. Only if MuniPreferred dividend rates were to greatly exceed the Fund's net portfolio returns would the Fund need to sell municipal bonds to pay MuniPreferred dividends, which would tend to reduce the amount of the assets standing behind the MuniPreferred shares.

   Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from the increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted (or "real") value of your MuniPreferred investment or the income from that investment will be worth less in the future. As inflation occurs, the real value of the MuniPreferred shares and distributions declines. In an inflationary period, however, it is expected that, through the auction process, MuniPreferred dividend rates would increase, tending to offset this risk.

   Credit Risk. Credit risk is the risk that an issuer of a municipal bond will become unable to meet its obligation to make interest and principal payments. If rating agencies lower their ratings of municipal bonds in a Fund's portfolio, the value of those bonds could decline, which could jeopardize the rating agencies' ratings of MuniPreferred shares. In that case, the Fund may be forced to sell downgraded portfolio securities (possibly at a loss) and buy higher-rated securities to replace them. In general, lower-rated municipal bonds are perceived to carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments. Credit risk is reduced because of the Fund's asset coverage ratio for MuniPreferred shares. See "Description of MuniPreferred--Asset Maintenance and Rating Agency Guidelines."

   Year 2000 Risk. Nuveen Advisory relies on computer systems to manage the Fund's investments, process shareholder transactions, and maintain shareholder accounts. Because of the way computers historically have stored dates, some of these systems currently may not be able to process activity occurring in the year 2000. Nuveen Advisory is working with the Fund's service providers to adapt their systems to address this "Year 2000" issue. Although there can be no absolute assurance, Nuveen Advisory and the Fund expect that the necessary work will be completed on a timely basis. In addition, Year 2000 issues may affect the ability of municipal issuers to meet their interest and principal payment obligations to their bond holders, and may adversely affect the bonds' credit ratings and values. Municipal issuers may have greater Year 2000 risks than other issuers. Nuveen Advisory is requesting information from municipal issuers so that Nuveen Advisory can take the issuers' Year 2000 readiness, if made available, into account in making investment decisions. There can be no assurance that issuers will provide this information to Nuveen Advisory, or that issuers will begin or complete the work necessary to address any Year 2000 issues on a timely basis.

   State Concentration Risk. Some of the Funds invest primarily in bonds from a single state. These Funds bear investment risk from the economic, political or regulatory changes that could adversely affect municipal bond issuers in that state and therefore the value of the Fund's investment portfolio. See Part A of the Prospectus for a discussion of the specific risks for each state.

                            MANAGEMENT OF THE FUND

Board of Directors

   Each Fund's Board of Directors is responsible for the management of the Fund, including general supervision of Nuveen Advisory's duties.

Investment Adviser and Portfolio Managers

   Nuveen Advisory was organized in 1976 and is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"). The offices of Nuveen Advisory and Nuveen are located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Advisory is responsible for the selection and ongoing monitoring of the bonds in each Fund's investment portfolio. Nuveen Advisory also administers each Fund's business affairs and provides office facilities, equipment and certain administrative services. Nuveen Advisory may buy municipal bonds or other portfolio investments for a Fund from an underwriting syndicate of which Nuveen or its affiliates is a member under conditions set out in Rule 10f-3 under the 1940 Act. A Fund also may buy or sell municipal bonds or other portfolio investments from or to another Fund or account managed by Nuveen Advisory or an affiliate, under conditions set out in Rule 17a-7 under the 1940 Act.

   Founded in 1898, Nuveen currently sponsors 100 investment company portfolios with approximately $39 billion of assets under management. Nuveen is a subsidiary of The John Nuveen Company, which is a majority-owned subsidiary of The St. Paul Companies.

Portfolio Managers

   Michael Davern, a Vice President and Portfolio Manager of Nuveen Advisory (since 1997), and prior thereto Vice President and Portfolio Manager of Flagship Financial Inc., manages Nuveen Michigan Quality Income Municipal Fund, Inc. (since 1993), and Nuveen Texas Quality Income Municipal Fund (since
1998). Mr. Davem manages eight Nuveen-sponsored open-end and seven other Nuveen-sponsored closed-end investment companies.

   William Fitzgerald, a Vice President (since 1995) and Portfolio Manager (since 1998) of Nuveen Advisory, manages Nuveen Municipal Market Opportunity Fund, Inc. (since 1990), Nuveen Quality Income Municipal Fund, Inc. (since
1991), Nuveen California Performance Plus Municipal Fund, Inc. (since 1991), Nuveen California Municipal Market Opportunity Fund, Inc. (since 1991), Nuveen California Investment Quality Municipal Fund, Inc. (since 1990), Nuveen California Select Quality Municipal Fund, Inc. (since 1998), and Nuveen California Quality Income Municipal Fund, Inc. (since 1991). Mr. Fitzgerald manages three Nuveen-sponsored open-end and three other Nuveen-sponsored closed-end investment companies.

   J. Thomas Futrell, a Vice President (since 1991) and Portfolio Manager of Nuveen Advisory (since 1986), manages Nuveen Premium Income Municipal Fund, Inc. (since 1988), Nuveen Investment Quality Municipal Fund, Inc. (since
1990), and Nuveen New Jersey Investment Quality Municipal Fund, Inc. (since
1998). Mr. Futrell manages five Nuveen-sponsored open-end and four other Nuveen-sponsored closed-end investment companies.

   Richard Huber, a Vice President and Portfolio Manager of Nuveen Advisory (since 1997), and prior thereto Vice President and Portfolio Manager of Flagship Financial Inc., manages Nuveen Municipal Advantage Fund, Inc. (since
1998) and Nuveen Select Quality Municipal Fund, Inc. (since 1998). Mr. Huber manages three Nuveen-sponsored open-end investment companies.

   Steven Krupa, a Vice President and Portfolio Manager of Nuveen Advisory (since 1990), manages Nuveen Insured Municipal Opportunity Fund, Inc. (since
1991), Nuveen Insured Quality Municipal Fund, Inc. (since 1991), Nuveen Premier Insured Municipal Income Fund, Inc. (since 1998), and Nuveen Insured Premium Income Municipal Fund 2 (since 1998). Mr. Krupa manages one Nuveen-sponsored open-end investment company.

   Edward Neild, a Vice President (since 1996), and prior thereto Assistant Vice President (since 1993) of Nuveen Advisory, manages Nuveen Premium Income Municipal Fund 4, Inc. (since 1993). Mr. Neild manages one other Nuveen-sponsored closed-end investment company. He is Managing Director of Nuveen Investment Advisory Services, and has overall supervisory responsibility for Nuveen's investment and management activity.

   Thomas O'Shaughnessy, an Assistant Vice President (since 1998) and Portfolio Manager of Nuveen Advisory since 1991, manages Nuveen Pennsylvania Investment Quality Municipal Fund (since 1991), Nuveen Florida Investment Quality Municipal Fund (since 1991), and Nuveen Florida Quality Income Municipal Fund (since 1991). Mr. O'Shaughnessy manages seven Nuveen-sponsored open-end and three other Nuveen-sponsored closed-end investment companies.

   Stephen Peterson, a Vice President (since 1997) and Portfolio Manager of Nuveen Advisory (since 1991), manages Nuveen Premier Municipal Income Fund, Inc. (since 1992), Nuveen Premium Income Municipal Fund 2, Inc. (since 1994), Nuveen Performance Plus Municipal Fund, Inc. (since 1998), Nuveen New York Select Quality Municipal Fund, Inc. (since 1999), Nuveen New York Quality Income Municipal Fund, Inc. (since 1999), Nuveen New York Performance Plus Municipal Fund, Inc. (since 1999), and Nuveen New York Investment Quality Municipal Fund, Inc. (since 1999). Mr. Peterson manages one Nuveen-sponsored open-end and two other Nuveen-sponsored closed-end investment companies.

   For its services, Nuveen Advisory is paid an annual management fee for each Fund, as a percentage of average daily net asset value of each Fund, according to the following schedule:

                                Management Fees

      Average Daily Net Asset Value                             Management Fee
      -----------------------------                             --------------
      For the first $125 million                                    .6500%
      For the next $125 million                                     .6375%
      For the next $250 million                                     .6250%
      For the next $500 million                                     .6125%
      For the next $1 billion                                       .6000%
      For assets over $2 billion                                    .5875%

   In addition to the management fee, each Fund pays all other costs and expenses of its operations, including fees to third-party service providers such as the custodian and transfer agent, the compensation of its directors (other than those affiliated with Nuveen Advisory), legal and accounting fees, and printing expenses.

Legal Proceedings

   On June 21, 1996, a lawsuit was filed against Nuveen, Nuveen Advisory, six Nuveen-sponsored closed-end funds (Nuveen Massachusetts Premium Income Municipal Fund (ticker symbol NMT), Nuveen Insured Municipal Opportunity Fund, Inc. (NIO), Nuveen Insured Premium Income Municipal Fund, Inc. (NPE), Nuveen Premium Income Municipal Fund 2, Inc. (NPM), Nuveen Insured Premium Income Municipal Fund 2 (NPX), and Nuveen Premium Income Municipal Fund 4, Inc.
(NPT)), and two of the funds' former directors (the "Defendants"). The suit, which is pending in federal district court in the Northern District of Illinois, seeks unspecified damages, an injunction, and other relief. The plaintiffs allege that the funds' directors and Nuveen Advisory breached their fiduciary duty in connection with alleged undisclosed conflicts of interest relating to the maintenance of leverage in the funds and the alleged financial interest of the Defendants. The plaintiffs also allege various misrepresentations and omissions in prospectuses and shareholder reports about the use of leverage through the issuance and auctioning of MuniPreferred and the Defendants' alleged financial interest in maintaining leverage, and relating to expense ratios. The plaintiffs filed a motion to certify a plaintiff class (which would include current and former shareholders of all Nuveen leveraged closed-end funds) and a motion to certify a defendant class (which would include the same leveraged closed-end funds). On March 30, 1999, the court entered a memorandum opinion and order granting the Defendants' motion to dismiss four of the plaintiffs' counts; denying the Defendants' motion to dismiss the remaining count (breach of fiduciary duty under Section 36(b) of the 1940 Act) as to Nuveen Advisory, and granting the same motion as to the remaining Defendants; and denying the plaintiffs' motion to certify a plaintiff class and a defendant class.

                    CERTAIN TRADING STRATEGIES OF THE FUNDS

   When-Issued or Delayed-Delivery Securities. Each Fund may buy municipal bonds on a when-issued or delayed-delivery basis, paying for and taking delivery of the bonds at a later date, normally within 15 to 45 days of the trade date. These transactions may be more risky than transactions in which a Fund pays for and takes delivery of bonds within several days of the trade date, because the value of the bond to be purchased may decline before the delivery date. When a Fund buys on a when-issued or delayed-delivery basis, it establishes a separate account with its custodian that consists at all times of cash, cash equivalents, or liquid securities having a market value at least equal to the amount of the bonds the Fund has committed to buy. A "when-issued" municipal bond will be covered under a portfolio insurance policy upon the security's settlement date. See "Insured Funds: Municipal Bond Insurance."

   Portfolio Trading and Turnover Rate. Each Fund may buy and sell municipal bonds to accomplish its investment objective(s) in relation to actual and anticipated changes in interest rates. A Fund also may sell one municipal bond and buy another of comparable quality at about the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two bonds that may result from imbalanced supply and demand. A Fund also may engage in a limited amount of short-term trading, consistent with its investment objectives. A Fund may sell securities in anticipation of a market decline (a rise in interest rates) or buy securities in anticipation of a market rise (a decline in interest rates) and later sell them, but the Fund will not engage in trading solely to recognize a gain. A Fund will attempt to achieve its investment objectives by prudently selecting municipal bonds with a view to holding them for investment. Each Fund expects, though it cannot guarantee, that its annual portfolio turnover rate generally will not exceed 100%. Turnover rate will not be a limiting factor when a Fund deems it desirable to buy or sell securities, so depending on market conditions, the turnover rate may exceed 100% in some years.

                         DESCRIPTION OF MUNIPREFERRED

General

   The following is a brief description of the terms of the New MuniPreferred shares. This is not a complete description and is subject to and entirely qualified by reference to a Fund's Articles of Incorporation or Declaration of Trust and the Statement of Preferences. These documents are filed with the Securities and Exchange Commission as exhibits to the Fund's registration statement of which this Prospectus is a part and the Statement of Preferences (the "Statement") also is Appendix B to the Fund's Statement of Additional Information. Copies may be obtained as described under "Available Information." Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the Statement of Preferences.

   MuniPreferred shares are shares of preferred stock that pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. MuniPreferred shares may be bought and sold at these auctions for $25,000 per share. Shares also may trade in the secondary market. MuniPreferred shareholders, voting separately, elect at least two of a Fund's directors and will elect a majority of the Fund's directors in the unlikely event that the Fund fails to pay dividends to MuniPreferred shareholders for two years. MuniPreferred shares have a liquidation preference of $25,000 per share plus accumulated but unpaid dividends, whether or not earned or declared.

   MuniPreferred shares are fully paid and non-assessable when issued and have no preemptive, conversion, or exchange rights or rights to cumulative voting. New MuniPreferred shares will rank equally with shares of all other MuniPreferred series of a Fund, and with any other series of preferred stock of the Fund, as to payment of dividends and the distribution of the Fund's assets upon liquidation.

   As long as either Moody's or Standard & Poor's is rating MuniPreferred shares, a Fund may, without the vote of MuniPreferred shareholders, issue additional series of MuniPreferred only if (1) any additional series ranks equally with the outstanding MuniPreferred shares as to payment of dividends and distribution of assets on liquidation; and (2) the Fund obtains written confirmation from Moody's and/or Standard & Poor's that issuing additional series of MuniPreferred would not impair the rating for outstanding MuniPreferred shares.

Dividends and Rate Periods

   General. The following is a general description of dividends and rate periods. The calculation of dividends and rate periods is complex and subject to special rules. See Appendix B to the Statement of Additional Information for a description of the terms used in this section and a more detailed discussion of this topic.

   The dividend rate for the initial rate period for New MuniPreferred shares will be the rate set out on the cover of Part A of the Prospectus for a particular Fund. For subsequent rate periods, New MuniPreferred shares will pay dividends based on a rate set at these auctions, normally held weekly, but the rate set at the auction will not exceed the Maximum Rate. See "Description of MuniPreferred--Dividends and Rate Periods--Maximum Rate." Rate periods generally will be seven days, and a rate period will begin on the first business day after the auction. In most instances, dividends are also paid weekly, on the day following the end of the rate period. Each Fund, subject to certain conditions, may change the length of rate periods, designating them as "Special Rate Periods." See "Description of MuniPreferred--Dividends and Rate Periods--Designation of Special Rate Periods."

   Dividend Payments. Except as provided below, the dividend payment date will be the day after the rate period ends. If your shares normally pay dividends on Monday or Tuesday, and that day is not a business day, then your dividends will be paid on the first business day that falls after that Monday or Tuesday. If your shares normally pay dividends on Wednesday, Thursday, or Friday, and that day is not a business day, then your dividends will be paid on the first business day that falls before that Wednesday, Thursday, or Friday. See "Description of MuniPreferred--Dividends and Rate Periods-- Designation of Special Rate Periods" for a discussion of payment dates for a special rate period.

   Dividends on New MuniPreferred shares will be paid on the dividend payment date to holders of record as their names appear on a Fund's stock books, on the business day next preceding the dividend payment date. If dividends are in arrears, they may be declared and paid at any time, to holders of record as their names appear on the Fund's stock books, on that date, not more than 15 days before the payment date, as the Fund's Board of Directors may fix.

   The Depository Trust Company, in accordance with its current procedures, is expected to credit on each dividend payment date dividends received from a Fund to the accounts of its agent members, in next-day funds. "Agent members" are Broker-Dealers or broker-dealers that are members of or participants in the Depository Trust Company who act on behalf of MuniPreferred shareholders. Agent members, in turn, are expected to distribute these dividend payments to the person for whom they are acting as agents. Each of the firms listed on the front cover of Part A of the Prospectus, however, has indicated to the Funds that it or the agent member it designates will make these dividend payments available in same-day funds, rather than next-day funds, on each dividend payment date to customers that use that Broker-Dealer or its designee as its agent member. A MuniPreferred shareholder that does not use one of the firms listed on the front cover of Part A of the Prospectus, or one of its affiliates, should contact his or her Broker-Dealer or broker-dealer to determine whether it will make dividends payments available to the shareholder in same-day or next-day funds. If a Broker-Dealer or a broker-dealer that is an agent member of the Depository Trust Company does not make dividends available to MuniPreferred shareholders in same-day funds, these shareholders will not have funds available until the next business day.

   Dividend Rate Set at Auction. MuniPreferred shares pay dividends based on a rate set at auction. The auction usually is held weekly, but may be held less frequently. The auction sets the dividend rate, and MuniPreferred shares may be bought and sold at the auction. Bankers Trust Company, the auction agent, reviews orders from

Broker-Dealers on behalf of existing shareholders that wish to sell, hold at the auction rate, or hold only at a specified rate, and on behalf of potential shareholders that wish to buy MuniPreferred shares, and determines the lowest dividend rate that will result in all of the outstanding MuniPreferred shares of that series continuing to be held. The shares in this offering will trade at auction starting in the week following this offering. See "The Auction."

   Determination of Dividend Rate. Each Fund computes the dividends per share by multiplying the dividend rate determined at the auction by the following fraction: the numerator normally is seven and the denominator is 365. If a Fund has designated a special rate period, then the numerator is the number of days in the rate period, and the denominator is 360. In either case, this rate is then multiplied against $25,000 to arrive at the dividend per share. The numerator may be different if the rate period includes a holiday. If an auction for Any subsequent rate period of New MuniPreferred shares is not held for any reason other than as described below, the dividend rate on those shares will be the Maximum Rate on the auction date for that subsequent rate period.

   Each Fund may only pay dividends when and if the Fund's Board of Directors declares dividends out of monies legally available for this purpose, at the applicable rate per year for this purpose and no more (except as described under "Gross-Up Payments"), payable on the dates determined as described below. If the Fund does not pay a dividend when the Board declares it, then that dividend will be added to dividends payable on those MuniPreferred shares in the future.

   Effect of Failure to Pay Dividends in Timely Manner. If a Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on any New MuniPreferred shares during any rate period (other than any special rate period of more than 364 rate period days or any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured), but the Fund cures the failure and pays any late charge before 12:00 Noon on the third business day following the date the failure occurred, no auction will be held for New MuniPreferred shares for the first subsequent rate period thereafter, and the dividend rate for New MuniPreferred shares for that subsequent rate period will be the Maximum Rate on the auction date for that subsequent rate period.

   If a Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on any New MuniPreferred shares during any rate period (other than any special rate period of more than 364 rate period days or any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured), and the Fund does not cure the failure and pay any late charge before 12:00 Noon on the third business day next succeeding the date on which the failure occurred, no auction will be held for New MuniPreferred shares for the first subsequent rate period thereafter (or for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge is paid) (the late charge is to be paid only in the event Moody's is rating the shares at the time the Fund cures the failure), and the dividend rate for shares of that series for each such subsequent rate period will be an annual rate equal to the Maximum Rate on the auction date for that subsequent rate period (but with the prevailing rating for New MuniPreferred, for purposes of determining the Maximum Rate, being "Below ba3/BB-").

   If a Fund fails to pay, in a timely manner, the auction agent the full amount of any dividend on any shares of New MuniPreferred during a special rate period of more than 364 rate period days, or during any rate period succeeding any special rate period of more than 364 rate period days during which a failure occurred that has not been cured, and the Fund does not cure the failure and pay a late charge before 12:00 Noon on the fourth business day preceding the auction date for the rate period subsequent to such rate period, no auction will be held for New MuniPreferred shares for the subsequent rate period (or for any rate period thereafter, to and including the rate period during which the failure is cured and the late charge paid) (the late charge is to be paid only in the event Moody's is rating New MuniPreferred shares at the time the Fund cures the failure), and the dividend rate for New MuniPreferred shares for each such subsequent rate period will be an annual rate equal to the Maximum Rate on the auction date for each such subsequent rate period (but with the prevailing rating for New MuniPreferred, for purposes of determining the Maximum Rate, being "Below ba3/BB-").

   A Fund cures a failure to pay dividends on shares of New MuniPreferred for any rate period if, within the respective time periods described in the Statement, the Fund pays the auction agent all accumulated and unpaid dividends on the New MuniPreferred shares.

   Designation of Special Rate Periods. Each Fund may instruct the auction agent to hold auctions and pay dividends less frequently than weekly. A Fund may do this if, for example, Fund management expects that short-term rates might increase or market conditions otherwise change, in an effort to optimize the effect of the Fund's leverage on common shareholders. If a Fund decides to use a special rate period, the special rate period will consist of a number of days evenly divisible by seven and not more than 1,820 days (approximately five years), subject to certain adjustments. The Funds do not currently expect to hold auctions and pay dividends less frequently than weekly in the near future, although this has happened in the past. If a Fund designates a special rate period, changes in interest rates could affect the price you would receive if you sold your shares in the secondary market.

   Before a Fund designates a special rate period: (1) at least 20 and not more than 30 days before the first day of the proposed special rate period, the Fund must publish a notice of its intention to designate a special rate period in a newspaper circulated to the financial community in New York, and must mail a notice to MuniPreferred shareholders of that series of its intent to designate a special rate period; (2) the Fund must inform the auction agent by 11:00 a.m. Eastern time on the second business day before the first day of the proposed special rate period; (3) an auction must have been held in the rate period before the special rate period, and in that auction potential shareholders seeking a dividend rate equal to or lower than the dividend rate resulting from the auction entered bid orders for as many or more MuniPreferred shares than current shareholders entering sell orders submitted and current shareholders entering bid orders and seeking a dividend rate higher than the dividend rate resulting from the auction; and (4) the Fund must deposit the redemption price with the auction agent for any shares of that series it has decided to redeem.

   If a Fund has designated a special rate period of 14, 21, or 28 days, then dividends will be paid weekly on the same day of the week on which dividends are paid in a seven day rate period. The dividend payment date for a special rate period of more than 28 days will be set out in the notice designating a special rate period. The dividend payment date will be a business day, and the last dividend payment date for any special rate period will be the business day immediately following the last day of the special rate period. After any special rate period, the rate periods normally will be seven days, and dividends on New MuniPreferred shares will be payable, except as described below, on each succeeding regular dividend payment date, but the Fund may further designate any subsequent rate period as a special rate period.

   Maximum Rate. The dividend rate that results from an auction for New MuniPreferred shares will not be greater than the Maximum Rate, which is:

     (a) for any auction date which is not the auction date immediately prior to the first day of any proposed special rate period, the product of (i) the Reference Rate on that auction date for the next rate period of New MuniPreferred shares and (ii) the Rate Multiple on that auction date, unless New MuniPreferred shares have or had a special rate period (other than a special rate period of 28 days or fewer) and an auction at which "sufficient clearing bids" existed has not yet occurred after that special rate period for a minimum rate period (seven days) of New MuniPreferred shares, in which case the higher of.

       (A) the dividend rate on New MuniPreferred shares for the then-ending rate period, and

       (B) the product of (x) the higher of (I) the Reference Rate on that auction date for a rate period equal in length to the then-ending rate period of New MuniPreferred shares, if the then-ending rate period was 364 days or fewer, or the Treasury Note Rate on that auction date for a rate period equal in length to the then-ending rate period of New MuniPreferred shares, if the then-ending rate period was more than 364 days, and (II) the Reference Rate on that auction date for a rate period equal in length to that special rate period of New MuniPreferred shares, if that special rate period was 364 days or fewer, or the Treasury Note Rate on that auction date for a rate period equal in length to that special rate period, if that special rate period was more than 364 days and (y) the Rate Multiple on that auction date; or

     (b) for any auction date that is the auction date immediately prior to the first day of any proposed special rate period, the product of (i) the highest of (x) the Reference Rate on that auction date for a rate period equal in length to the then-ending rate period of New MuniPreferred shares, if the then-ending rate period was 364 days or fewer, or the Treasury Note Rate on that auction date for a rate period equal in length to the then-ending rate period of New MuniPreferred shares, if the then-ending rate period was more than 364 days, (y) the Reference Rate on that auction date for the special rate period for which the auction is being held if that special rate period is 364 days or fewer or the Treasury Note Rate on that auction date for the special rate period for which the auction is being held if that special rate period is more than 364 days, and (z) the Reference Rate on that auction date for minimum rate periods and (ii) the Rate Multiple on that auction date.

   The "Reference Rate" is, for a seven-day rate period or a special rate period of 28 days or less, the higher of the taxable equivalent of the short-term municipal bond rate and the "AA" Composite Commercial Paper Rate; for a special rate period of more than 28 but less than 183 days, the "AA" Composite Commercial Paper Rate; and for a special rate period of more than 182 but less than 365 days, the Treasury Bill Rate.

   The "AA" Composite Commercial Paper Rate, Treasury Note Rate, and Treasury Bill Rate will be the rates announced on the auction date for the business day immediately before the auction date. See Appendix B to the Statement of Additional Information for a definition of these rates and the taxable equivalent of the short-term municipal bond rate. The "Rate Multiple" will be a percentage, determined as set out below, based on the prevailing rating of MuniPreferred shares of that series in effect at the close of business on the business day immediately before the auction date. See Page B-A-5 of Appendix B to the Statement of Additional Information for a description of "prevailing rating."

      Prevailing MuniPreferred Rating                                 Percentage
      -------------------------------                                 ----------
      aa3/AA- or higher..............................................    110%
      a3/A-..........................................................    125%
      baa3/BBB-......................................................    150%
      ba3/BB-........................................................    200%
      Below ba3/BB-..................................................    250%

   If a Fund has notified the auction agent that it intends to allocate Federal taxable income to MuniPreferred shares before the auction establishing the dividend rate for those shares, the applicable percentage in the table above will be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate, whichever is greater (or if the Fund is a state Fund, the maximum marginal combined Federal, State and local individual or corporate income tax rate (taking into account the Federal income tax deductibility of state and local taxes paid or incurred)). If only one rating agency is rating MuniPreferred shares, that agency's rating will be the prevailing rating.

   Restrictions on Dividends and Other Distributions. When a Fund has any MuniPreferred shares outstanding, the Fund may not pay any dividend or distribution (other than a stock dividend) to shareholders of its common stock unless (1) it has paid all cumulative dividends on MuniPreferred shares; (2) it has redeemed any MuniPreferred shares that it has called for mandatory redemption, and (3) after paying the dividend, the Fund meets Moody's and Standard & Poor's asset coverage requirements for "Aaa" and "AAA" ratings, respectively (or Aa1 and AA+, in the case of the Nuveen Michigan Quality Income Municipal Fund, Inc.) and 1940 Act asset coverage requirements.

   Gross-Up Payments. If a Fund allocates net capital gain or other taxable income on a dividend on MuniPreferred shares for a rate period of 28 days or less, the Fund usually will inform the auction agent of this fact before the next auction. The auction agent will notify Broker-Dealers, who in turn are expected to notify MuniPreferred shareholders and potential MuniPreferred shareholders. If the Fund does not inform the auction agent that the dividend will include net capital gain or other taxable income before the next auction, and the allocation is made retroactively solely as a result of the redemption of some or all of the MuniPreferred shares or the liquidation of the Fund, the Fund will, before the end of the calendar year in which the dividend was paid, send a "gross-up" payment to MuniPreferred shareholders.

   If a Fund allocates net capital gains or other taxable income~ on a dividend on MuniPreferred shares for a rate period of more than 28 days, the Fund will send a "gross-up" payment to MuniPreferred shareholders before the end of the calendar year in which the dividend was paid. A "gross-up" payment is the amount of money that, giving effect to the taxable portion of a dividend, would cause a shareholder's Federal after-tax return (taking into account both the taxable portion of the dividend and the gross-up payment) to be equal to the after-tax return the shareholder would have received if no such taxable allocation had occurred. For state funds, the gross-up payment will take into account what the shareholder's Federal, state and local after-tax return would have been (taking into account the Federal income tax deductibility of state and local taxes paid or incurred). When the Fund calculates the gross-up payment, it does not take into account the time value of money, and it assumes that you are in the highest applicable federal, state and local tax bracket and that you are not subject to the federal alternative minimum tax. See "Tax Matters" in the Statement of Additional Information for additional details.

   The Funds have received an opinion of counsel to the effect that the manner in which the Funds intends to allocate items of tax-exempt income, net capital gain and other taxable income, if any, between common shares and MuniPreferred shares will be respected for Federal income tax purposes. This opinion of counsel represents only counsel's best legal judgment, and is not binding on the Internal Revenue Service or the courts. The Funds are not required to make gross-up payments for any net capital gain or other taxable income the Internal Revenue Service ("IRS") determines is allocable in a manner different from the manner in which the Funds allocated those gains or income. See "Tax Matters" in the Statement of Additional Information.

Redemption

   You do not have the right to redeem your MuniPreferred shares. A Fund will be required to redeem your shares in certain circumstances, and has the right to redeem your MuniPreferred shares under certain conditions.

   Mandatory Redemption. Each Fund is required under the 1940 Act to maintain a ratio of total assets to MuniPreferred shares of at least two to one (200% asset coverage). Essentially, for every two dollars of Fund assets, a Fund can issue one dollar of MuniPreferred shares (measured by liquidation preference). Each Fund's Articles of Incorporation or Declaration of Trust require it to redeem MuniPreferred shares if it does not maintain this two to one ratio. After the offering, each Fund expects that its asset coverage will be approximately 285%. Each Fund also must redeem MuniPreferred shares if it fails to maintain the rating agencies' MuniPreferred Basic Maintenance Amount. See "Description of MuniPreferred--Asset Maintenance and Rating Agency Guidelines --Rating Agencies." The redemption price will be $25,000 per share plus the amount of accumulated but unpaid dividends, up to the redemption date. A Fund will redeem only the amount of MuniPreferred shares necessary to comply with the 1940 Act restrictions, the rating agencies' requirements, or both.

   Optional Redemption. Each Fund may, but is not required to, redeem MuniPreferred shares under certain conditions. The redemption price will be $25,000 per share plus the amount of accumulated but unpaid dividends, up to the redemption date. A Fund may redeem MuniPreferred shares in whole or in part, on the second business day before any dividend payment date for shares of that series, out of funds legally available, at the redemption price, but
(1) the Fund may not redeem shares in part if after the partial redemption there are fewer than 500 shares of that series outstanding; and (2) the notice establishing a special rate period of shares of that series may provide that shares of that series may not be redeemable during all or a part of the special rate period, or shall be redeemable only upon payment of specified redemption premiums. The Fund also may redeem shares as a whole but not in part, out of funds legally available, on the first day after any dividend period included in a special rate period of more than 364 days if, on the date the dividend rate was determined for shares of that series for the special rate period, the dividend rate equaled or exceeded the yield on the most recently auctioned U.S. Treasury note with a remaining maturity closest to the same special rate period.

   Notice of Redemption. Notice of redemption will be made by mailing a notice to each shareholder of any series to be redeemed, at least 20 but not more than 45 days before the redemption date, at the address as it appears in a Fund's stock books. The notice will state (1) the redemption date; (2) the number of shares of each MuniPreferred series to be redeemed; (3) the CUSIP number for that series; (4) the redemption price; (5) that the dividends on shares to be redeemed will cease to accumulate on the redemption date; and (6) the provisions of the Statement of Preferences under which the redemption is made. If the Fund intends to redeem fewer than all of the shares of a series, the notice will state the number of shares to be redeemed from the shareholder.

   Other Redemption Procedures. If a Fund mails a notice of redemption, but does not redeem shares because there are no legally available monies for this purpose, the Fund will redeem shares as soon as practicable when monies are legally available. The Fund will be deemed to have failed to redeem shares at any time after a redemption date when the Fund has failed, for any reason, to deposit the redemption price for those shares with the auction agent. Even if the Fund has failed to redeem shares for which a notice has been mailed, dividends on MuniPreferred shares may be declared and paid on all shares of MuniPreferred, including those shares for which a notice of redemption has been mailed.

   When the Fund has mailed a notice of redemption and deposited monies sufficient to redeem those shares with the auction agent, dividends on those shares will cease to accumulate and the shares will no longer be deemed to be outstanding for any purpose. All rights of the holders of these shares will cease except for the right to receive the redemption price, but without any interest or other payments, except as provided under "Description of MuniPreferred--Dividends and Rate Periods--Gross-Up Payments." The Fund is entitled to receive from the auction agent, promptly after the redemption date, any monies deposited in excess of the redemption price of the shares called for redemption, and all other amounts to which MuniPreferred shares called for redemption may be entitled. Any deposited funds that are unclaimed after 90 days from the redemption date will, if permitted by law, be repaid to the Fund. After this time MuniPreferred shareholders whose shares were called for redemption may look only to the Fund for payment of the redemption price and all other amounts to which they may be entitled. The Fund may receive, after the redemption date, any interest on the funds deposited with the auction agent.

   If any dividends on MuniPreferred shares of a series are in arrears, a Fund may not redeem any MuniPreferred shares of that series unless it redeems all outstanding shares of that series simultaneously, and the Fund may not buy or acquire any MuniPreferred shares of that series. This will not prevent the Fund from buying or acquiring all of the outstanding shares of that MuniPreferred series through the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, all holders of outstanding shares of that series of MuniPreferred.

Liquidation

   If a Fund is liquidated, MuniPreferred shareholders will receive $25,000 per share, plus all dividends that have been declared but not paid, and any gross-up payments (see "Description of MuniPreferred--Dividends and Rate Periods--Gross-Up Payments"), subject to the rights of holders of shares ranking equally with MuniPreferred shares as to distribution of assets on liquidation. MuniPreferred shareholders will receive these payments before any common shareholders receive any payments or distributions. After MuniPreferred shareholders have been paid, they will not have the right to receive any remaining assets of the Fund. The Fund will not be considered "liquidated" if it sells all or substantially all of its property, or merges or consolidates with or into any other corporation.

Asset Maintenance and Rating Agency Guidelines

   1940 Act. The 1940 Act requires each Fund to maintain, immediately after the issuance of New MuniPreferred, asset coverage of at least 200% for senior securities that are stock, including MuniPreferred shares. Each Fund's Articles of Incorporation or Declaration of Trust require the Fund to maintain, as of the last business day of each month in which any MuniPreferred shares are outstanding, asset coverage of at least 200% for MuniPreferred shares (or other asset coverage that the 1940 Act may require in the future). If a Fund fails to maintain this asset coverage, and the Fund does not cure this failure as of the last business day of the following month, the Articles of Incorporation or Declaration of Trust require the Fund under certain circumstances to redeem MuniPreferred shares. See "Description of MuniPreferred--Redemption." Based on the composition of each Fund's portfolio and market conditions as of the date of the offering, assuming the issuance of all shares of New MuniPreferred for each Fund, and taking into account the deduction of offering costs and sales loads, the asset coverage for each Fund's MuniPreferred shares would have been approximately 285%.

   Rating Agencies. So long as a Fund has MuniPreferred shares outstanding, the Fund is required to maintain ratings for MuniPreferred shares of "Aaa" from Moody's or "AAA" from Standard & Poor's (Aal or AAA, in the case of the Nuveen Michigan Quality Income Municipal Fund, Inc.). These ratings reflect the rating agencies' opinion of the creditworthiness of MuniPreferred shares. The Fund will pay fees to Moody's and/or Standard & Poor's for these ratings. A preferred stock rating is a rating agency's assessment of the issuer's capacity and willingness to pay preferred share obligations. MuniPreferred ratings are not recommendations to buy, hold, or sell MuniPreferred shares, because they do not comment on market price or suitability for a particular investor. Ratings agency guidelines do not address the likelihood that a shareholder will be able to sell its shares at an auction or otherwise. The ratings are based on current information the Fund and Nuveen Advisory furnish to the rating agencies, and on information obtained from other sources. The rating agencies may change, suspend, or withdraw their ratings because of changes in, or the unavailability of, this information. No rating agency has rated the Fund's common stock.

   Moody's and Standard & Poor's have developed guidelines the Funds must follow to maintain these ratings. The guidelines are designed to ensure that portfolio securities underlying MuniPreferred shares will be sufficiently varied, and of sufficient quality and amount, to justify the assigned ratings. While the guidelines do not have the force of law, each Fund has adopted them to obtain the rating agencies' ratings on MuniPreferred shares. The guidelines supplement and in some cases are more restrictive than the 1940 Act's requirements for closed-end funds that issue preferred stock. A Fund may, but is not required to, adopt any modifications to these guidelines that Moody's or Standard & Poor's may later establish. If a Fund fails to adopt these modifications, however, the rating agencies may change or withdraw their ratings. In any event, the rating agencies may at any time change or withdraw their ratings. Because each Fund's Articles of Incorporation or Declaration of Trust require it to maintain "Aaa" (from Moody's) or "AAA" (from Standard & Poor's) ratings on MuniPreferred shares (Aal or AAA, in the case of the Nuveen Michigan Quality Income Municipal Fund, Inc.), each Fund would be required to take action if the rating agencies lowered or withdrew their ratings. See "Description of MuniPreferred--Redemption." A Fund's Board of Directors may, without shareholder approval, change certain definitions or restrictions that the Fund has adopted in connection with the rating agency guidelines, but only if Moody's or Standard & Poor's has confirmed to the Fund or the Board in writing that any change would not impair their ratings of MuniPreferred shares.

   The rating agencies also limit some of each Fund's activities. So long as a rating agency is rating a Fund's MuniPreferred shares, the Fund will only enter into futures or options transactions in accordance with that agency's guidelines and after the rating agency confirms in writing that these transactions will not impair the rating on MuniPreferred shares. In addition, a Fund may not, among other things, (1) borrow money (except to clear securities transactions or pay dividends and only if the Fund maintains the MuniPreferred Basic Maintenance Amount, described below); (2) sell securities short, or (3) lend any securities, unless the rating agency confirms in writing that the loan would not impair the rating on MuniPreferred shares. Each Fund does not intend to borrow money; each has an operating policy that prevents it from borrowing an amount greater than 5% of its total assets so long as MuniPreferred shares are outstanding; and the rating agencies restrict each Fund's ability to borrow money. Nevertheless, under certain circumstances each Fund is allowed to borrow money for temporary or emergency purposes or to repurchase shares when borrowing is deemed to be in the best interests of the common shareholders. See "Repurchase of Shares or Conversion to an Open-End Fund." If a Fund borrows, it would be required to pay interest on that debt before it pays any dividends to MuniPreferred shareholders, and it likely would have to repay the principal due before it could pay the liquidation preference on MuniPreferred shares. Interest expense will reduce the Fund's net investment income, and thus borrowing may impair the Fund's ability to pay dividends to MuniPreferred shareholders. This risk will be higher if the Fund borrows money at a variable interest rate that increases when prevailing market rates increase.

   MuniPreferred Basic Maintenance Amount. Moody's and Standard & Poor's require each Fund to maintain assets having, in the aggregate, a "discounted value" at least equal to the MuniPreferred Basic Maintenance Amount. Each rating agency has its own guidelines for determining the "discounted value" of the value of the Fund's portfolio holdings. The discount factors applied by each rating agency to portfolio securities include the sensitivity of a security's value to changes in interest rates, the liquidity and depth of the market for the security, the security's credit quality, and how often the security is marked to market. If a security in the Fund's portfolio does not meet a rating agency's guidelines, all or part of it will not be included in the calculation of "discounted value." See Appendix A to the Statement of Additional Information for a detailed description of the Moody's and Standard & Poor's rating guidelines. These requirements are discussed below.

   The Moody's and Standard & Poor's guidelines do not limit the percentage of a Fund's assets that may be invested in holdings not eligible to be included in calculating discounted value. The amount of these ineligible assets included in the portfolio at any time may vary depending upon the rating, diversification and other characteristics of the eligible assets included in the portfolio, although each Fund does not expect that in the normal course of business the value of these ineligible assets would exceed 20% of the Fund's total assets.

   The MuniPreferred Basic Maintenance Amount is, on any day, the sum of the liquidation preference value of MuniPreferred shares outstanding, accumulated but unpaid dividends, estimated dividends for the next nine weeks, a Fund's anticipated expenses for the next three months, any gross-up payments the Fund intends to pay to MuniPreferred shareholders, and any other current liabilities; minus the value of any assets the Fund has set aside to pay its current liabilities.

   If a Fund does not cure its failure to maintain the MuniPreferred Basic Maintenance Amount, the Fund promptly will alter its portfolio to reattain the MuniPreferred Basic Maintenance Amount, which will cause the Fund to incur transaction costs and possible gains or losses on the sale of portfolio securities. Further, if the Fund does not cure a failure in a timely manner and Moody's and/or Standard & Poor's is rating MuniPreferred shares, the Fund will be required to redeem MuniPreferred shares. See "Description of MuniPreferred--Redemption." Nuveen Advisory will not alter the Fund's portfolio if, in its reasonable belief, the effect of the alteration would cause the Fund to have "eligible" assets (assets that can be included in the calculation of discounted value) on any business day with an aggregate discounted value of less than the MuniPreferred Basic Maintenance Amount as of the previous business day. If, however, on a business day the Fund has "eligible" assets with an aggregate discounted value that exceeds the MuniPreferred Basic Maintenance Amount by 5 percent or less as of the previous business day, Nuveen Advisory will not alter the Fund's portfolio in a manner reasonably expected to reduce the discounted value of the Fund's eligible assets, unless the Fund confirms that after the alteration, the aggregate discounted value of the Fund's eligible assets would exceed the MuniPreferred Basic Maintenance Amount.

Voting Rights

   MuniPreferred shareholders generally have equal voting rights with common shareholders (that is, each common or MuniPreferred share has one vote), and will vote with them as a single class. MuniPreferred shareholders vote separately in several circumstances. First, MuniPreferred shareholders vote as a separate class to elect two of a Fund's directors, and to elect a majority of the Fund's directors if the Fund fails to pay dividends to MuniPreferred shareholders for two years. The common shareholders and the MuniPreferred shareholders, voting together, will elect the remaining directors, in each case. Second, a majority of MuniPreferred shareholders, voting as a separate class, must approve a Fund's conversion from a closed-end to an open-end fund, or a plan of reorganization adversely affecting the MuniPreferred shares. Third, a majority of MuniPreferred shareholders, voting as a separate class, must approve changes to a Fund's fundamental investment policies.

   For those Funds organized as Minnesota corporations, when MuniPreferred shareholders vote as a class, Minnesota law requires a vote of holders of a majority of the MuniPreferred shares to approve the action, unless the Fund's Articles of Incorporation or the 1940 Act require a different percentage. For those Funds organized as Massachusetts business trusts, when MuniPreferred shareholders vote as a class, the Declaration of Trust generally requires a vote of holders of a majority of the MuniPreferred shares to approve the action, unless the 1940 Act requires a different percentage.

   Each Fund may not, without the approval of holders of a majority of the MuniPreferred shares: (1) create or issue any class of security that ranks superior to shares of MuniPreferred, as to paying dividends or distributing assets if the Fund liquidates, or (2) materially modify the Fund's Articles of Incorporation, Declaration of Trust, or the Statement of Preferences to affect the rights or powers of the MuniPreferred shareholders. Subject to certain rating agency approvals, the Board, without the vote or consent of the MuniPreferred shareholders, may from time to time authorize and create (and a Fund may from time to time issue) additional shares of any series of MuniPreferred or classes or series of preferred stock that rank equal to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon liquidation.

   If you do not vote your MuniPreferred shares, and you hold your shares through a member of the New York Stock Exchange, the Exchange's rules allow your Broker-Dealer or broker-dealer to vote them for you and for all of its customers who own MuniPreferred shares but have not voted, if: (1) the Broker-Dealer or broker-dealer has sent you the proxy; (2) you have not instructed your Broker-Dealer or broker-dealer how to vote your shares; (3) the owners of at least 30% of the MuniPreferred shares of a particular Fund (or shares of each series of a Fund's MuniPreferred shares, when a series-by-series vote is required) have voted; (4) less than 10% of the MuniPreferred shares of a particular Fund (or shares of each series of the Fund's MuniPreferred shares, when a series-by-series vote is required) have voted against the proposal; (5) in situations when the common and MuniPreferred shareholders vote together on the proposal, the common shareholders have approved the proposal; and (6) a majority of the Fund's independent directors approved the proposal. Your Broker-Dealer or broker-dealer will vote your shares in the same proportion as all of its other customers who own MuniPreferred shares and who actually voted. For example, if 60% of a Broker-Dealer's customers who own MuniPreferred shares vote their shares, and 92% vote "for" a proposal and 8% vote "against," then the Broker-Dealer will vote the remaining 40% of its customers MuniPreferred shares 92% "for" and 8% "against." If you do not hold your shares through a member of the New York Stock Exchange, your Broker-Dealer, broker-dealer, or other nominee may not be able to vote your shares for you and for all of its customers who own MuniPreferred shares but have not voted, depending on the rules applicable to that Broker-Dealer, broker-dealer, or nominee.

                                  THE AUCTION

Summary of Auction Procedures

   The following is a brief summary of the auction procedures. They are described in more detail after this summary. The auction procedures are complicated, and there are exceptions to these procedures. Many of the terms in this section have a special meaning. Any terms in this section not defined have the meaning assigned to them in the Statement of Preferences. See Appendix B to the Statement of Additional Information for a full description of the auction procedures. The auction determines the Applicable Rate (the dividend rate) for MuniPreferred shares, but the Applicable Rate will not be higher than the Maximum Rate. See "Description of MuniPreferred--Dividends and Rate Periods--Maximum Rate." You also may buy or sell shares in the auction.

   If you own MuniPreferred shares, you may instruct, orally or in writing, a Broker-Dealer or a broker-dealer that has entered into an agreement with a Broker-Dealer, to enter an order in the auction. If your broker-dealer is not an agent member of the Depository Trust Company, or an affiliate of an agent member, it may submit orders for MuniPreferred shares to John Nuveen & Co. Incorporated. Existing MuniPreferred shareholders can enter three kinds of orders regarding their MuniPreferred shares: sell, bid, and hold.

  . If you enter a sell order, you indicate that you want to sell shares of MuniPreferred at $25,000 per share, no matter what the next rate period's Applicable Rate will be.

  . If you enter a bid (or "hold at a rate") order, you indicate that you want to sell shares of MuniPreferred only if the next rate period's Applicable Rate is less than the rate you specify.

  . If you enter a hold order, you indicate that you want to continue to own shares of MuniPreferred, no matter what the next rate period's Applicable Rate will be.

   You may enter different types of orders for your MuniPreferred shares, as well as orders for additional MuniPreferred shares. All orders must be for whole shares. All orders you submit are irrevocable. There are a fixed number of MuniPreferred shares, and the Applicable Rate likely will vary from auction to auction depending on the number of bidders, the number of shares the bidders seek to buy, and general economic conditions including current interest rates. If you own MuniPreferred shares and submit a bid higher than the Maximum Rate, your bid will be treated as a sell order. If you do not enter an order, the Broker-Dealer will assume that you want to continue to hold MuniPreferred shares, but if you fail to submit an order and the rate period is longer than 28 days, the Broker-Dealer will treat your failure to submit a bid as a sell order.

   If you do not currently own shares of MuniPreferred, or want to buy more shares, you may instruct a Broker-Dealer, or a broker-dealer that has entered into an agreement with a Broker-Dealer, to enter a bid order to buy shares in an auction at $25,000 per share, at a specified dividend rate. If your bid specifies a rate higher than the Maximum Rate, your order will not be accepted.

   Broker-Dealers will submit orders from existing and potential shareholders to the auction agent. Neither the Fund nor the auction agent will be responsible for a Broker-Dealer's failure to submit orders from existing shareholders and potential shareholders. A Broker-Dealer's failure to submit orders for MuniPreferred shares held by it or its customers will be treated in the same manner as a shareholder's failure to submit an order to the Broker-Dealer. A Broker-Dealer (other than an affiliate of a Fund) may submit orders to the auction agent for its own account.

   If the number of MuniPreferred shares of a series subject to bid orders with a dividend rate equal to or lower than the Maximum Rate for shares of that series is at least equal to the number of MuniPreferred shares of that series subject to sell orders, then the Applicable Rate for the next rate period will be the lowest rate submitted which, taking into account that rate and all lower rates submitted in order from existing and potential shareholders, would result in existing and potential shareholders owning all the MuniPreferred shares available for purchase in the auction.

   If the number of MuniPreferred shares of a series subject to bid orders with a dividend rate equal to or lower than the Maximum Rate for shares of that series is less than the number of MuniPreferred shares of that series subject to sell orders, then the auction is considered to be a failed auction, and the dividend rate will be the Maximum Rate. In that event, existing shareholders that have submitted sell orders (or are treated as having submitted sell orders) may not be able to sell any or all the shares for which they submitted sell orders.

   The auction agent will not accept a bid above the Maximum Rate from a potential shareholder, and will treat such a bid from an existing shareholder as a sell order. The purpose of the Maximum Rate is to place an upper limit on MuniPreferred dividends and in so doing to help protect the earnings available to pay common share dividends, and to serve as the Applicable Rate in the event of a failed auction (that is, an auction where there are more MuniPreferred shares offered for sale than there are buyers for those shares).

   If Broker-Dealers submit or are deemed to submit hold orders for all outstanding shares of a series of MuniPreferred, this is considered an "all hold" auction and the Applicable Rate for the next rate period will be the All Hold Order Rate. See "The Auction--Determination of Sufficient Clearing Bids, Winning Bid Rate, and Applicable Rate" and Appendix B to the Statement of Additional Information for a description of this rate.

   The auction procedures include a pro rata allocation of shares for purchase and sale. This may result in an existing shareholder continuing to hold or selling, or a potential shareholder buying, fewer shares than the number of shares in its order. If this happens, Broker-Dealers will be required to make appropriate pro rata allocations among their customers.

   Settlement of purchases and sales will be made on the next business day (which also is a dividend payment date) after the auction date, through the Depository Trust Company. Purchasers will pay for their shares through Broker-Dealers in same-day funds to the Depository Trust Company against delivery to the Broker-Dealers. The Depository Trust Company will make payment to the sellers' Broker-Dealers in accordance with its normal procedures, which require Broker-Dealers to make payment against delivery in same-day funds.

   If a Fund plans to include any net capital gains or other Federal taxable income in a MuniPreferred dividend, it generally will notify the auction agent of the amount to be included, at least a week before the dividend payment date for the rate period in which taxable income will be included in a dividend. The auction agent will notify Broker-Dealers, who in turn will notify their customers.

   The following is a simplified example of how a typical auction works. Assume that a Fund has 1,000 outstanding shares of New MuniPreferred, and three current shareholders. The three current shareholders and three potential shareholders submit orders through Broker-Dealers at the auction:

Current Shareholder A...  Owns 500 shares, wants to sell all Bid order of 3.5% rate for all 500
                          500 shares if auction rate is less shares
                          than 3.5%

Current Shareholder B...  Owns 300 shares, wants to hold     Hold order--will take the
                                                             auction rate

Current Shareholder C...  Owns 200 shares, wants to sell all Bid order of 3.3% rate for all 200
                          200 shares if auction rate is less shares
                          than 3.3%

Potential Shareholder D.  Wants to buy 200 shares            Places order to buy at or above
                                                             3.4%

Potential Shareholder E.  Wants to buy 300 shares            Places order to buy at or above
                                                             3.3%

Potential Shareholder F.  Wants to buy 200 shares            Places order to buy at or above
                                                             3.5%

   The lowest dividend rate that will result in all 1,000 shares of New MuniPreferred continuing to be held is 3.4% (the offer by D). Therefore, the Applicable Rate will be 3.4%. Current shareholders B and C will continue to own their shares, and current shareholder A will sell its shares, because A's dividend rate bid was higher than the Applicable Rate. Potential shareholder D will buy 200 shares, and Potential shareholder E will buy 300 shares, because their bid rates were at or below the Applicable Rate. Potential shareholder F will not buy any shares because its bid rate was above the Applicable Rate.

   The foregoing discussion is a summary of the auction procedures. What follows is a more detailed explanation of the auction procedures.

Auction Dates; Advance Notice of Allocation of Taxable Income

   An auction to determine the Applicable Rate for New MuniPreferred shares for each rate period after the initial rate period will be held on the first business day preceding the first day of the rate period. The date is the "auction date." The auction date and the first day of the related rate period (which is also the dividend payment date for the preceding rate period) must be business days but need not be consecutive days. See "Description of MuniPreferred--Dividends and Rate Periods--Designation of Special Rate Periods" for information about the circumstances under which the first day of a rate period or the auction date, or both, may be moved to another date.

   Whenever a Fund intends to include any net capital gains or other federal taxable income in any MuniPreferred dividend, it will, for any rate period of 28 days or less, and may, for any rate period of more than 28 days, notify the auction agent of the amount to be included, on or before the dividend payment date next preceding the auction date on which the Applicable Rate is to be set. When the auction agent receives this notice from the Fund, it will in turn notify each Broker-Dealer who, on or before the auction date and in accordance with its broker-dealer agreement, will notify its existing shareholders and persons it believes are interested in submitting an order in that auction.

Orders by Existing Shareholders and Potential Shareholders

   You may submit orders for an auction only through a Broker-Dealer (one that has signed a dealer agreement with a Fund and the auction agent), or through a broker-dealer that has entered into a correspondent arrangement with a Broker-Dealer. Your order must be submitted before the submission deadline, which is 1:30 p.m. Eastern time on the auction date. Your orders must indicate whether you want to buy, sell, or hold some or all of your shares, and the lowest dividend rate you will accept for the next rate period (normally one week, although this can be extended). The auction agent selects the lowest dividend rate bid that will result in all of the MuniPreferred continuing to be held.

   You may enter different types of orders for your MuniPreferred shares, as well as orders for additional MuniPreferred shares. All orders you submit are irrevocable. An existing shareholder's sell order will be an irrevocable offer to sell MuniPreferred shares subject to the order. An existing shareholder's bid order will be an irrevocable offer to sell MuniPreferred shares subject to the order if the Applicable Rate is less than the rate specified in the bid order. A potential shareholder's bid order will be an irrevocable offer to buy MuniPreferred shares subject to the order if the Applicable Rate is equal to or greater than the rate specified in the bid order. The number of shares you buy or sell may be subject to proration.

   Your order must be in whole shares. If you are an existing shareholder and want to buy additional MuniPreferred shares, you will be treated as a potential shareholder for those additional shares, for the purpose of determining the priority of orders. See "The Auction--Submission of Orders by Broker-Dealers to Auction Agent." Broker-Dealers may contact prospective purchasers of MuniPreferred shares to determine whether they wish to submit orders.

   Any bid order that specifies a rate higher than the Maximum Rate will be
(1) treated as a sell order if an existing shareholder submits the order, and
(2) not be accepted if a potential shareholder submits the order. The auction procedures establish the Maximum Rate that can result from an auction. See "The Auction-- Determination of Sufficient Clearing Bids, Winning Bid Rate, and Applicable Rate" and "The Auction--Acceptance or Rejection of Orders and Allocation of Shares."

Submission of Orders by Broker-Dealers to Auction Agent

   Before the submission deadline, which is 1:30 p.m. Eastern time on each auction date (or another time the auction agent specifies), each Broker-Dealer will submit to the auction agent in writing all orders it obtained for the auction. Any order submitted before the auction deadline will be irrevocable. The auction agent is entitled to rely on the terms of any order a Broker-Dealer submits. If any rate specified in a bid order contains more than three figures to the right of the decimal point, the auction agent will round up that rate to the next highest one-thousandth (.001) of 1%. If a potential shareholder submits more than one bid order through a Broker-Dealer, each bid order will be treated as a separate bid order with the rate and number of shares specified in the order. If an existing shareholder submits through a Broker-Dealer one or more orders covering in the aggregate more MuniPreferred shares of a series than the existing shareholder owns, the orders will be considered valid in the following order of priority:

     1. All hold orders will be considered valid, up to and including in the aggregate the number of MuniPreferred shares of that series the shareholder owns.

     2. (a) Any bid order will be considered valid, up to and including the excess of the number of outstanding MuniPreferred shares of that series the shareholder owns over the number of MuniPreferred shares of that series subject to hold orders referred to in clause 1 above;

       (b) subject to 2(a), if more than one bid order with the same specified rate is submitted on behalf of an existing shareholder and the number of MuniPreferred shares of that series subject to those bid orders is greater than the excess, the bid orders will be considered valid up to and including the amount of that excess, and the number of MuniPreferred shares of that series subject to each bid order with the same rate will be reduced pro rata to cover the number of MuniPreferred shares of that series equal to the excess;

       (c) subject to 2(a) and 2(b), if more than one bid order with different rates is submitted on behalf of an existing shareholder, the bid orders will be considered valid in the ascending order of their respective rates up to and including the amount of that excess; and

       (d) in any event, the number of shares subject to bids not valid under this clause 2 will be treated as the subject of a bid order by a potential shareholder at the rate specified in the order.

     3. All sell orders will be considered valid, up to and including the excess of the number of outstanding MuniPreferred shares of that series the existing shareholder owns, over the sum of MuniPreferred shares of that series subject to valid hold orders referred to in clause 1 above and valid bid orders referred to in clause 2 above.

Determination of Sufficient Clearing Bids, Winning Bid Rate, and Applicable
Rate

   The auction agent will assemble, not earlier than the submission deadline, all valid orders submitted or deemed submitted by Broker-Dealers for a series of MuniPreferred. The auction agent will determine the excess of the number of outstanding shares of that series of MuniPreferred over the number of outstanding shares subject to submitted hold orders, and will then determine whether "sufficient clearing bids" have been made in the auction. "Sufficient clearing bids" means that the number of outstanding MuniPreferred shares of that series that are the subject of bid orders submitted by potential shareholders specifying a rate not higher than the Maximum Rate, equals or exceeds the number of outstanding shares of that series that are the subject of sell orders submitted by existing shareholders (including the shares of that series that are the subject of bid orders by existing shareholders specifying rates higher than the Maximum Rate).

   If sufficient clearing bids have been made, the auction agent will determine the winning bid rate; that is, the lowest rate specified in the bid orders which, taking into account the rates in the bid orders submitted by existing shareholders, would result in existing shareholders continuing to hold an aggregate number of outstanding MuniPreferred shares of that series which, when added to the number of outstanding MuniPreferred shares of that series to be bought by potential shareholders, would equal not less than the available amount of outstanding MuniPreferred shares. The winning bid rate will be the Applicable Rate for the next rate period for all outstanding shares of that series.

   If sufficient clearing bids have not been made (other than because all of the outstanding MuniPreferred shares of that series are subject to hold orders), the Applicable Rate for the next rate period for all outstanding shares of that series will be the Maximum Rate. If sufficient clearing bids have not been made, existing shareholders that submitted sell orders may not be able to sell any or all of their shares in the auction, and will "continue to hold those unsold shares in the next rate period. Dividends in that next rate period may include taxable income and gain. See "The Auction--Auction Dates; Advance Notice of Allocation of Taxable Income" and "--Acceptance or Rejection of Orders and Allocation of Shares."

   If all of the outstanding shares of MuniPreferred for that series are subject to hold orders, the Applicable Rate for the next period for all shares of that series will be the All Hold Order Rate, which is the lesser of the Kenny index (if the rate period is less that 183 days) or the product of:

     (1) (a) the "AA" Composite Commercial Paper Rate on the auction date for that rate period if the rate period is less than 183 days; (b) the Treasury Bill Rate on that auction date for that rate period if the rate period is more than 182 days but less than 365 days; or (c) the Treasury Note Rate on that auction date for that rate period if the rate period is more than 364 days (the rate in clauses a, b or c is the "benchmark rate"); and

     (2) 1 minus the maximum marginal combined regular Federal, New York State, and New York City individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state taxes paid or incurred or the maximum marginal regular Federal corporate income tax rate, whichever is greater.

   If a Fund has notified the auction agent that it intends to allocate any net capital gains or other Federally taxable income to MuniPreferred shares for that rate period, the Applicable Rate in an "all hold" auction for the portion of the dividends that represents the allocation of net capital gains or other Federally taxable income will be:

     (1) if the "taxable yield rate" is greater that the benchmark rate, then the benchmark rate; or

     (2) if the taxable yield rate is less than or equal to the benchmark rate, then the rate equal to the sum of (a) the lesser of the Kenny Index (if the rate period is less than 183 days) or the product of the benchmark rate multiplied by the factor in clause (2) above, and (b) the product of the maximum marginal combined regular Federal, New York State, and New York City individual income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state taxes paid or incurred) or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the taxable yield rate.

     The "taxable yield rate" is the rate determined by (a) dividing the amount of taxable income available for distribution per share of MuniPreferred by the number of days in the dividend period in which the Fund intends to distribute taxable income, (b) multiplying the amount in
  (a) by 365 (if the dividend period is seven days) or by 360 (for any other dividend period), and (c) dividing the amount determined in (b) by $25,000. See Appendix B to the Statement of Additional Information" for the definitions of "Kenny Index," "AA Composite Commercial Paper Rate," "Treasury Bill Rate" and "Treasury Note Rate."

Acceptance or Rejection of Orders and Allocation of Shares

   Based on the determinations made under "Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate," and subject to the auction agent's discretion to round and allocate shares as described below, the auction agent will accept or reject submitted bid and sell orders in the order of priority set out in the Auction Procedures. The result will be that existing and potential shareholders will sell, continue to hold, and/or purchase outstanding MuniPreferred shares of that series as described below. Existing shareholders that submitted or were deemed to have submitted hold orders will continue to own MuniPreferred shares subject to those hold orders.

   Sufficient Clearing Bids. If sufficient clearing bids have been made in an auction for a series of MuniPreferred, orders will be accepted or rejected in the following order:

     1. Each existing shareholder that submitted a sell or bid order specifying a rate higher than the winning bid rate will sell outstanding MuniPreferred shares subject to that sell or bid order.

     2. Each existing shareholder that submitted a bid order specifying a rate lower than the winning bid rate will continue to hold outstanding MuniPreferred shares subject to that bid order.

     3. Each potential shareholder that submitted a bid order specifying a rate lower than the winning bid rate will have its bid order accepted (although it may not be able to buy all the shares specified in its order).

     4. Each existing shareholder that submitted a bid order specifying a rate equal to the winning bid rate will continue to hold the outstanding MuniPreferred shares subject to that bid order. But if the number of outstanding MuniPreferred shares subject to all bid orders is greater than the number of outstanding MuniPreferred shares in excess of the available outstanding MuniPreferred shares of that series over the number of outstanding MuniPreferred shares accounted for in clauses 2 and 3 above, then each existing shareholder that submitted a bid order specifying a rate equal to the winning bid rate will continue to hold a number of the outstanding MuniPreferred shares subject to that bid order, determined on a pro rata basis based on the number of outstanding MuniPreferred shares subject to all bid orders by existing shareholders.

     5. Each potential shareholder that submitted a bid order specifying a rate equal to the winning bid rate will buy any shares of available outstanding MuniPreferred shares not accounted for in clauses 2 through 4, above, on a pro rata basis based on the number of outstanding MuniPreferred shares subject to all bid orders.

   Insufficient Clearing Bids. If sufficient clearing bids have not been made in an auction for a series of MuniPreferred (unless this is because all outstanding MuniPreferred shares of that series are subject to hold orders):

     1. Each existing shareholder that submitted a bid order specifying a rate equal to or lower than the Maximum Rate will continue to hold outstanding MuniPreferred shares subject to that bid order.

     2. Each potential shareholder that submitted a bid order specifying a rate equal to or lower than the Maximum Rate will buy the number of outstanding MuniPreferred shares subject to that bid order.

     3. Each existing shareholder that submitted bid order specifying a rate higher than the Maximum Rate, or a sell order, will sell a number of outstanding MuniPreferred shares determined on a pro rata basis based on the number of outstanding MuniPreferred shares subject to all bid and sell orders.

   If, because of the pro rata allocation described in clauses 4 and 5 in "Sufficient Clearing Bids," or in clause 3 of "Insufficient Clearing Bids," any existing shareholder would be entitled or required to sell, or any potential shareholder would be entitled or required to buy, a fractional share of MuniPreferred, the auction agent will, in its sole discretion, round up or down to the nearest whole share the number of MuniPreferred shares sold or bought on the auction date so that the number of shares an existing or potential shareholder sells or buys will be whole shares.

   If, because of the pro rata allocation described in clause 5 in "Sufficient Clearing Bids," any potential shareholder would be entitled or required to buy less than a whole MuniPreferred share, the auction agent will in its sole discretion, allocate MuniPreferred shares for purchase among potential shareholders so that any potential shareholders will only buy whole shares, even if this means that one or more potential shareholders will not buy any MuniPreferred shares.

Notification of Results; Settlement

   The auction agent will notify, by telephone by approximately 3:00 p.m. Eastern time on the auction date, each Broker-Dealer that submitted an order, of the Applicable Rate for the next rate period and, if the order was a bid or sell order, whether the order was accepted or rejected in whole or in part. Each Broker-Dealer that submitted an order on behalf of an existing or potential shareholder will notify that person of the Applicable Rate for the next rate period and, if the order was a bid or sell order, whether the order was accepted or rejected in whole or in part; and will confirm purchases and sales with each existing or potential shareholder purchasing or selling shares as a result of the auction. The auction agent will record each transfer of MuniPreferred shares on the registry of existing shareholders it maintains.

   In accordance with the Depository Trust Company's normal procedures, on the business day after the auction date, purchases and sales of MuniPreferred shares will be executed through the Depository Trust Company and the accounts of the agent members will be debited and credited and shares delivered as necessary to effect the purchases and sales of MuniPreferred shares as determined in the auction. Purchasers will make payment through their agent members in same-day funds to the Depository Trust Company against delivery through their agent members; the Depository Trust Company will make payment in accordance with its normal procedures, which now provide for payment against delivery by its agent members in same-day funds.

   If any existing shareholder selling MuniPreferred shares in an auction fails to deliver its shares, the Broker-Dealer of any buyer of shares in an auction may deliver to that person a number of whole MuniPreferred shares that is less than the number of shares that the person otherwise was to buy. In that event, the Broker-Dealer will determine the number of MuniPreferred shares to be delivered, and delivery of the lesser number of shares will constitute good delivery.

Auction Agent

   The auction agent acts as an agent of each of the Funds. Unless the auction agent acts in bad faith or negligently, it will not be liable for any action taken, suffered, or omitted or for any error of judgment it makes in the performance of its duties under the Auction Agency Agreement, and it will not be liable for any error of judgment it makes in good faith unless it is negligent in ascertaining the pertinent facts. The auction agent may terminate the Auction Agency Agreement as to one or more Funds upon 45 days' notice to the Fund(s). If the auction agent should resign, the Fund will use its best efforts to enter into an agreement with a successor auction agent that contains substantially the same terms and conditions as the Auction Agent Agreement. A Fund may remove the auction agent, but before this removal, the Fund must have entered into an agreement with a successor auction agent.

Broker-Dealers; Participation Fee

   After each auction, the auction agent will pay to each Broker-Dealer, from monies a Fund provides, a participation fee at the annual rate of 1/4 of 1% of the Fund's net assets for any auction immediately preceding a rate period of less than one year. For a rate period of one year or longer, the amount will be a percentage of the purchase price of MuniPreferred shares the broker-dealer places at that auction, as the Fund and Broker-Dealers may agree. "Places at auction" means that the shares were (1) the subject of hold orders deemed to be sell orders made by existing shareholders who acquired their shares from that Broker-Dealer, or (2) the subject of an order the Broker-Dealer submitted that is (a) a bid order from an existing shareholder that results in the shareholder continuing to hold those shares as a result of the auction; (b) a bid order from a potential shareholder that results in the shareholder buying those shares as a result of the auction; or (c) a valid hold order.

   The broker-dealer agreements allow a Broker-Dealer (other than an affiliate of a Fund), to submit orders in auctions for its own account, unless a Fund notifies all Broker-Dealers that they may no longer do so. In that case, Broker-Dealers may continue to submit hold and sell orders, but not bid orders, for their own accounts. Any Broker-Dealer that is an affiliate of a Fund may submit orders in auctions, but only if these orders are not for its own account. If a Broker-Dealer submits an order for its own account in an auction, it might have an advantage over other bidders because it would know about orders it placed through the auction. This Broker-Dealer, however, would not know about orders other Broker-Dealers submitted in the auction. A Fund may request that the auction agent terminate one or more broker-dealer agreements at any time, provided that at least one broker-dealer agreement is in effect after the termination(s).

Secondary Market

   Broker-Dealers and other broker-dealers may maintain a secondary trading market for MuniPreferred shares, although they are not required to do so. The secondary trading market in MuniPreferred shares may not provide you with liquidity. MuniPreferred shares are not registered on a stock exchange or on the Nasdaq Stock Market.

   You may sell or transfer shares of MuniPreferred only in whole shares and only: (1) pursuant to a bid or sell order placed with the auction agent in accordance with the auction procedures; (2) to a Broker-Dealer or other broker-dealer; or (3) to other persons as a Fund may permit; provided, however, that (a) a sale or transfer of your shares (if you hold your shares in the name of a Broker-Dealer) to that Broker-Dealer, or to another customer of that Broker-Dealer, will not be considered a sale or transfer for purposes of the foregoing if that Broker-Dealer remains the existing holder of the shares immediately after the transaction; and (b) in the case of all transfers, other than through an auction, the Broker-Dealer (or other person, if the Fund permits) receiving the transfer will advise the auction agent of the transfer.

                                  TAX MATTERS

Federal Income Tax Matters

   Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and intends to distribute substantially all of its net income and gains to its shareholders. Therefore, it is not expected that the Fund will be subject to any Federal income tax. Substantially all of the Fund's dividends to the common shareholders and MuniPreferred shareholders will qualify as "exempt-interest dividends." A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular Federal income tax. Some or all of an exempt-interest dividend, however, may be subject to Federal alternative minimum tax imposed on the shareholder. Different Federal alternative tax rules apply to individuals and to corporations. In addition to exempt-interest dividends, the Fund also may distribute amounts that are treated as long-term capital gain or ordinary income to its shareholders. Each Fund will allocate distributions to shareholders that are treated as tax-exempt interest and as long-term capital gain and ordinary income, if any, proportionately among the common and MuniPreferred shares. Each Fund intends to notify MuniPreferred shareholders in advance if it will allocate income that is not exempt from regular Federal income tax. In certain circumstances a Fund will make payments to MuniPreferred shareholders to offset the tax effects of the taxable distribution. See "Description of MuniPreferred--Dividends and Rate Periods--Gross-Up Payments" in Part B of this Prospectus. The Statement of Additional Information contains a more detailed summary of the Federal tax rules that apply to the Fund and its shareholders. Legislative, judicial or administrative action may change the tax rules that apply to each Fund or its shareholders. Any change may be retroactive for Fund transactions. You should consult with your tax adviser about Federal income tax matters.

State Funds: State and Local Tax Matters

   See "Tax Matters" in the Statement of Additional Information for state tax information.

National Funds: State and Local Tax Matters

   While exempt-interest dividends are exempt from regular Federal income tax, they may not be exempt from state or local income or other taxes. Some states exempt from state income tax that portion of any exempt-interest dividend that is derived from interest a regulated investment company receives on its holdings of securities of that state and its political subdivisions and instrumentalities. Therefore, the Fund will report annually to its shareholders the percentage of interest income the Fund earned during the preceding year on tax-exempt obligations and the Fund will indicate, on a state-by-state basis, the source of this income. You should consult with your tax adviser about state and local tax matters.

                                 COMMON STOCK

   Common shares have equal voting rights and equal rights as to dividends, assets, and liquidation with respect to one another. Common shares are fully paid and non-assessable when issued and have no preemptive, conversion, or exchange rights. No Fund may declare dividends or make any distributions on common shares, or repurchase common shares, if it has declared but not paid all accumulated dividends on MuniPreferred shares.

                              CONTROL OF THE FUND

   Each Fund's Articles of Incorporation or Declaration of Trust may limit the ability of other companies or persons to acquire control of the Fund. The holders of at least two-thirds of the common and MuniPreferred shares, voting together, must approve the Fund's conversion from a closed-end to an open-end fund; its merger or consolidation; a sale, lease, or transfer of all or substantially all of the Fund's assets (other than in the course of the Fund's regular investment activities); or the Fund's liquidation or dissolution. If two-thirds of the Fund's directors vote to approve one of these transactions, then the holders of at least a majority of the shares of common and MuniPreferred, voting together, must approve the transaction.

   These voting requirements are higher than legally required. They could have the effect of making it more difficult for a third party to assume control of a Fund or merge it with another fund. However, these voting requirements could cause third parties seeking control of the Fund to negotiate the price to be paid with Nuveen Advisory, and could assure the continuity of the Fund's investment objectives and policies. Each Fund's Board believes that the higher voting requirements are in the best interest of the Fund and its shareholders.

            REPURCHASE OF SHARES OR CONVERSION TO AN OPEN-END FUND

   Each of the Funds is a closed-end fund, and you do not have the right to cause a Fund to redeem your MuniPreferred shares. MuniPreferred shares trade primarily through the auction, while each Fund's common shares trade on the New York Stock Exchange. Common shares may trade at a premium or a discount to net asset value. Each Fund's Board of Directors will consider, at least annually, whether it should take any action to reduce or eliminate a material discount from net asset value of the common shares. The Board could authorize a

Fund to repurchase some of its common shares, make a tender offer for some of its common shares, or convert the Fund to an open-end fund. All of these actions are subject to certain legal restrictions. If the Fund repurchases common shares or makes a tender offer, this may not reduce the discount. The Fund may borrow money to repurchase common shares or pay for tendered shares. If the Fund borrows, the costs of borrowing would reduce the Fund's net income. If the Fund converted to an open-end fund, it could not have preferred stock outstanding. The Fund would be required to redeem all outstanding MuniPreferred shares (requiring in turn that the Fund liquidate a portion of its portfolio), and the Fund's common shares would no longer be listed on the New York Stock Exchange.

   The Board's present policy, which is subject to change, is that the Board will not authorize any of these actions if: this would result in the delisting of the common stock from the New York Stock Exchange or cause a Fund to fail to qualify as a regulated investment company under the Code; the Fund could not sell portfolio securities in an orderly manner, or without imposing significant tax consequences on remaining common shareholders, sufficient to repurchase shares; there are material legal challenges to the repurchase; the New York Stock Exchange suspends trading; or there are other large-scale events that affect the Fund's ability to repurchase its shares, such as a federal banking moratorium.

                                NET ASSET VALUE

   The Funds' custodian calculates each Fund's net asset value. The custodian uses prices for portfolio securities from a pricing service the Fund's Board of Directors has approved. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute the majority of the Fund's portfolio securities) are valued at fair value. The pricing service uses methods that consider yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity, and ratings; dealers indications of value; and general market conditions. The pricing service may use electronic data processing techniques or a matrix system, or both. The Fund's officers review the pricing service's procedures and valuations, under the general supervision of the Board of Directors.

                            OTHER SERVICE PROVIDERS

   The Chase Manhattan Bank, located at One Chase Plaza, New York, NY 10081, is the Fund's custodian, and the transfer agent and dividend disbursing agent for the Fund's common shares. Bankers Trust Company, located at 4 Albany Street, New York, NY 10006, is the auction agent, transfer agent, registrar, dividend disbursing agent and redemption agent for the MuniPreferred shares. Purchases and sales of MuniPreferred shares are cleared and settled at the Depository Trust Company, 55 Water Street, New York, NY 10041.

                             AVAILABLE INFORMATION

   The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, the 1940 Act, and are required to file reports, proxy statements and other information with the SEC. These documents can be inspected and copied for a fee at the SEC's public reference room, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the SEC's New York Regional Office, Seven World Trade Center, New York, New York 10048 and Chicago Regional Office, Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois, 60661-2511. Reports, proxy statements, and other information about the Funds can be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

   This Part B of the Prospectus does not contain all of the information in each Fund's registration statement, including amendments, exhibits, and schedules. Statements in this Part B of the Prospectus about the contents of any contract or other document are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by this reference.

   Additional information about each Fund and MuniPreferred shares can be found in each Fund's Registration Statement (including amendments, exhibits, and schedules) on Form N-2 filed with the SEC. The SEC maintains a web site (http://www.sec.gov) that contains each Fund's Registration Statement, other documents incorporated by reference, and other information the Fund has filed electronically with the Commission, including proxy statements and reports filed under the Securities Exchange Act of 1934. Additional information may be found on the Internet at http://www.nuveen.com.

          TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                            Page
                                                                            ----
Investment Objective and Policies..........................................  S-1
Certain Trading Strategies of the Fund.....................................  S-7
Management of the Fund..................................................... S-10
Portfolio Transactions..................................................... S-18
Net Asset Value............................................................ S-20
Additional Information Concerning the Auctions for MuniPreferred........... S-20
Tax Matters................................................................ S-22
Certain Owners of Record................................................... S-28
Experts.................................................................... S-28
Financial Statements....................................................... S-29
Report of Independent Auditors............................................. S-41
Appendix A--Ratings of Investments.........................................  A-1
Appendix B--Statement of Preferences.......................................  B-1
Appendix C--Description of Insurers........................................  C-1

                                  APPENDIX A

                        TAXABLE EQUIVALENT YIELD TABLE

   The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated Federal tax-free yield on a municipal investment. To assist you to more easily compare municipal investments like the Fund with taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical Federal tax-free yields and tax rates:

                     Taxable Equivalent of Tax-Free Yields

                                Tax Free Yield

Tax Rate                                           4.00% 4.50% 5.00% 5.50% 6.00%
--------                                           ----- ----- ----- ----- -----
28.0%............................................. 5.56% 6.25% 6.94% 7.64% 8.33%
31.0%............................................. 5.80% 6.52% 7.25% 7.97% 8.70%
36.0%............................................. 6.25% 7.03% 7.81% 8.59% 9.38%
39.6%............................................. 6.62% 7.45% 8.28% 9.11% 9.93%

                                   New York
                                 (State Only)

                                              Federal Tax State Tax Combined Tax
 Single Return           Joint Return           Bracket    Bracket    Bracket*
 -------------   ---------------------------  ----------- --------- ------------
 $0-25,350       $0-42,350..................    15.00%     6.850%      20.80%
 25,350-61,400   42,350-102,300.............    28.00%     6.850%      32.90%
 61,400-128,100  102,300-155,950............    31.00%     6.850%      35.70%
 128,100-278,450 155,950-278,450............    36.00%     6.850%      40.40%
 Over 278,450    Over 278,450...............    39.60%     6.850%      43.70%

--------
* Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed, or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest income within that federal bracket is used. The numbers in the combined tax bracket are rounded down to the nearest tenth. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

                                   New York
                               (State and City)

                                              Federal Tax State Tax Combined Tax
 Single Return          Joint Return            Bracket   Bracket*    Bracket*
 -------------   --------------------------   ----------- --------- ------------
 $0-25,750                                      15.00%     10.621%     24.00%
                 $0-43,050.................     15.00%     10.564%     24.00%
 25,750-62,450   43,050-104,050............     28.00%     10.678%     35.50%
 62,450-130,250  104,050-158,550...........     31.00%     10.678%     38.50%
 130,250-283,150 158,550-283,150...........     36.00%     10.678%     43.00%
 Over 283,150    Over 283,150..............     39.60%     10.678%     46.00%

--------
* Combined Tax Bracket includes Federal, State and New York City income taxes. Please note that the table does not reflect (i) any federal or state limitations on the amounts of allowable itemized deductions, phase-outs of personal or dependent exemption credits or other allowable credits, (ii) any local taxes imposed (other than New York City), or (iii) any taxes other than personal income taxes. The table assumes that federal taxable income is equal to state income subject to tax, and in cases where more than one state rate falls within a federal bracket, the highest state rate corresponding to the highest supplemental income tax based upon a taxpayer's New York State bracket are rounded down to the nearest tenth. Further, the table does not reflect the New York State supplemental income tax based upon a taxpayer's New York State taxable income and New York State adjusted gross income. This supplemental tax results in an increased marginal State income tax rate to the extent a taxpayer's New York State adjusted gross income ranges between $100,000 and $150,000.

                                     B-A-1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

   No dealer, salesperson or other individual has been authorized to give any information or to make any representation not contained in this Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized by the Fund or any underwriter. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

                               ----------------

                               TABLE OF CONTENTS

                                                                           Page
                                                                           -----
Prospectus Summary........................................................   A-1
Financial Highlights......................................................   A-3
The Fund..................................................................   A-4
Use of Proceeds...........................................................   A-4
Capitalization............................................................   A-5
Investment Objectives and Policies........................................   A-6
Underwriting..............................................................   A-9
Legal Opinions............................................................   A-9
Experts...................................................................  A-10
Municipal Bonds...........................................................   B-1
Portfolio Investments.....................................................   B-2
Insured Funds: Municipal Bond Insurance ..................................   B-2
Investment Restrictions...................................................   B-4
Risk Factors..............................................................   B-5
Management of the Fund....................................................   B-7
Certain Trading Strategies of the Funds...................................   B-9
Description of MuniPreferred..............................................   B-9
The Auction...............................................................  B-18
Tax Matters...............................................................  B-25
Common Stock..............................................................  B-26
Control of the Fund.......................................................  B-26
Repurchase of Shares or Conversion to an Open-End Fund....................  B-26
Net Asset Value...........................................................  B-27
Other Service Providers...................................................  B-27
Available Information.....................................................  B-27
Table of Contents of the Statement of Additional Information..............  B-28
Taxable Equivalent Yield Table............................................ B-A-1

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                  $43,000,000

                                    Nuveen
                                   New York
                                Select Quality
                             Municipal Fund, Inc.

                               Municipal Auction
                                Rate Cumulative
                                Preferred Stock

                               MuniPreferred(R)

                             1,720 Shares Series T
                                   --------

                                  PROSPECTUS

                                 May 18, 1999

                                   --------

                             Salomon Smith Barney
                           A.G. Edwards & Sons, Inc.
                                BT Alex. Brown
                             Goldman, Sachs & Co.
                        John Nuveen & Co. Incorporated
                           PaineWebber Incorporated
                             Prudential Securities

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.


                      STATEMENT OF ADDITIONAL INFORMATION

                                DATED MAY 18, 1999
                   NUVEEN NEW YORK SELECT QUALITY MUNICIPAL
                                  FUND, INC.

         This Statement of Additional Information relating to this offering does not constitute a prospectus, but should be read in conjunction with the Prospectus relating thereto dated May 18, 1999 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing shares of MuniPreferred in this offering, and investors should obtain and read the Prospectus prior to purchasing such shares. A copy of the Prospectus may be obtained without charge by calling (800) 257-8787. Capitalized terms used but not defined in this Statement of Additional Information have the meanings assigned to them in the Prospectus.


                                TABLE OF CONTENTS

                                                     PAGE

Investment Objectives and Policies ...............   S-1
Certain Trading Strategies of the Fund ...........   S-7
Management of the Fund ...........................   S-10
Portfolio Transactions ...........................   S-18
Net Asset Value ..................................   S-20
Additional Information Concerning the Auctions for
MuniPreferred ....................................   S-20
Tax Matters ......................................   S-22
Certain Owners of Record .........................   S-28
Experts ..........................................   S-28
Financial Statements .............................   S-29
Report of Independent Auditors ...................   S-41
Ratings of Investments ...........................   A-1
Statement of Preferences .........................   B-1
Description of Insurers ..........................   C-1

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES

       The Fund's primary investment objective is to provide, through investment in a professionally managed portfolio of investment grade quality tax-exempt New York municipal bonds, current income exempt from regular Federal income tax, and New York state and New York City personal income taxes, consistent with the Fund's investment policies. The Fund's secondary investment objective is to enhance portfolio value relative to the New York municipal bond market by investing in New York municipal bonds that, in the opinion of the Fund's investment adviser, are underrated or undervalued or that represent municipal market sectors that are undervalued. The Fund seeks to achieve its investment objectives by investing substantially all of its assets (more than 80%) in a diversified portfolio of New York municipal bonds that either are insured or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure principal and interest payments. However, this policy of investing in New York municipal bonds that are insured or backed by an escrow account is not a fundamental policy of the Fund and the Fund's Board of Directors may modify this policy without shareholder approval. There is no assurance that the Fund will achieve its objectives.

       New York municipal bonds are those municipal bonds that, in the opinion of bond counsel to the issuer, are exempt from regular federal income taxes as well as New York state and New York City personal income taxes. The Fund will invest primarily in New York municipal bonds that are issued by the state of New York and cities and local authorities in New York, but the Fund also may invest no more than 10% of its assets in municipal bonds issued by U.S. possessions or territories, the income on which is exempt from regular federal income tax as well as New York state and New York City personal income taxes. These U.S. possessions or territories bonds are considered to be New York municipal bonds.

PORTFOLIO INVESTMENTS

     Except to the extent that the Fund buys temporary investments as described below, the Fund will, under normal circumstances, invest substantially all of its assets in New York municipal bonds that either are covered by insurance guaranteeing the timely payment of principal and interest on the bonds, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities to ensure timely payment of principal and interest. The Fund's policy of investing substantially all of its assets in New York municipal bonds that are insured or backed by an escrow account is not a fundamental policy of the Fund and the Fund's Board of Directors may modify this policy without shareholder approval. The Board does not intend to change this policy unless it determines that the cost of adhering to this policy is not reasonable in relation to its benefits to the Fund, or the claims-paying ability of municipal bond insurers is not longer rated within the highest rating category. If the Fund discontinues its policy of investing substantially all of its assets in New York municipal bonds that are insured or backed by an escrow account, the Fund's thereafter will, as a fundamental policy, invest substantially all of its assets in New York municipal bonds rated within the four highest grades (Baa or BBB or better) by Moody's Investors Service ("Moody's") or Standard & Poor's Corporation ("Standard & Poor's"), except that the Fund may invest up to 20% of its assets in unrated New York municipal bonds that, in Nuveen Advisory's opinion, have credit characteristics equivalent to, and are of comparable quality to, New York municipal bonds so rated. The Fund's investment objectives are fundamental policies, which cannot be changed without the approval of the holders of a majority of the outstanding shares of common shares and MuniPreferred shares, voting together, and of the holders of a majority of the outstanding MuniPreferred shares, voting separately. For this purpose, a "majority of the outstanding shares" means the vote of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy; or (2) more than 50% of the shares, whichever is less.

     Each insured New York municipal bond that the Fund holds will either be (1) covered by an insurance policy applicable to a specific security, whether obtained by the issuer of the security or a third party at the time of original issuance, or by the Fund or a third party after the original issuance, or (2) covered by portfolio insurance through a master municipal insurance policy the Fund has purchased. The Fund has bought, and will only buy, portfolio insurance from insurers whose claims-paying ability Moody's rates "Aaa" or Standard & Poor's rates "AAA."

     The Fund also may invest in New York municipal bonds that are backed by an escrow or trust account containing securities issued or guaranteed by the U.S. Government or U.S. Government agencies and backed by the full faith and credit of the United States, in an amount that is sufficient to ensure the payment of interest and principal. These bonds generally will not be insured. The Fund may buy New York municipal bonds that have been (1) advance refunded, where the proceeds of the refunding have been used to buy U.S. Government or U.S. Government agency securities that are placed in escrow and whose interest and principal payments are sufficient to cover the remaining scheduled debt service on that New York municipal bond; or (2) issued under state or local housing finance programs that use the issuance proceeds to fund mortgages that are then exchanged for U.S. Government or U.S. Government agency securities and deposited with a trustee as security for those municipal bonds. Both types of municipal bonds are normally regarded as having the credit characteristics of the underlying U.S. Government or U.S. Government agency securities.

     The Fund buys New York municipal bonds with different maturities and intends to maintain an average portfolio maturity of 15 to 30 years, although this may be shortened depending on market conditions. As a result, the Fund's portfolio may include long-term and intermediate-term New York municipal bonds. If the long-term New York municipal bond market is unstable, the Fund may temporarily invest up to 100% of its assets in temporary investments. Temporary investments are high quality, generally uninsured, short-term municipal bonds that may either be tax-exempt or taxable, for New York state and New York City personal income tax purposes, or both for New York state and New York City personal, and regular Federal, income tax purposes. The Fund will buy taxable temporary investments, which generally are uninsured, only if suitable tax-exempt temporary investments are not available at reasonable prices and yields. The Fund will invest only in taxable temporary securities that are U.S. Government securities or corporate debt securities rated within the highest grade by Moody's or Standard & Poor's, and that mature within one year from the date of issuance. The Fund's policies on securities ratings only apply when the Fund buys a security, and the Fund is not required to sell securities that have been downgraded. See Appendix A for a description of securities ratings. The Fund also may invest in taxable temporary investments that are certificates of deposit from U.S. banks with assets of at least $1 billion, or repurchase agreements. The Fund is required to allocate taxable income on temporary investments, if any, proportionately between common shares and MuniPreferred shares, based on the percentage of total dividends distributed to each class for that year.

     The Fund has not established any limit on the percentage of its portfolio that may be invested in municipal bonds subject to the alternative minimum tax provisions of Federal tax law, and a substantial portion of the income produced by the Fund may be includable in alternative minimum taxable income. MuniPreferred shares therefore would not ordinarily be a suitable investment for investors who are subject to the Federal alternative minimum tax. The suitability of an investment in MuniPreferred shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor's tax position. Special considerations apply to corporate investors. In addition, the dividends paid on MuniPreferred shares during specified Rate Periods will include an allocated portion of any net capital gains or other income taxable for Federal income tax purposes the Fund realizes. See "Tax Matters."


MUNICIPAL BONDS



     Included within the general category of municipal bonds described in the Prospectus are participations in lease obligations or installment purchase contract obligations (hereinafter collectively called "Municipal Lease Obligations") of municipal authorities or entities. Although Municipal Lease Obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a Municipal Lease Obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the Municipal Lease Obligation. However, certain Municipal Lease Obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In the case of a "non-appropriation" lease, the Fund's ability to recover under the lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property, without recourse to the general credit of the lessee, and disposition or releasing of the property might prove difficult. The Fund seeks to minimize these risks by only investing in those "non-appropriation" Municipal Lease Obligations where (a) the nature of the leased equipment or property is such that its ownership or use is essential to a governmental function of the municipality, (b) the lease payments will commence amortization of principal at an early date that results in an average life of seven years or less for the Municipal Lease Obligation, (c) appropriate covenants will be obtained from the municipal obligor prohibiting the substitution or purchase of similar equipment if lease payments are not appropriated, (d) the lease obligor has maintained good market acceptability in the past, (e) the investment is of a size that will be attractive to institutional investors and (f) the underlying leased equipment has elements of portability or use, or both, that enhance its marketability in the event foreclosure on the underlying equipment were ever required.

     Certain municipal bonds may carry variable or floating rates of interest whereby the rate of interest is not fixed but varies with changes in specified market rates or indexes, such as a bank prime rate or a tax-exempt money market index. As used in the Prospectus and in this Statement of Additional Information, the term municipal bonds also includes obligations, such as tax-exempt notes, municipal commercial paper and Municipal Lease Obligations, having relatively short-term maturities, although the Fund emphasizes investments in municipal bonds with long-term maturities.

     Obligations of issuers of municipal bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. In addition, Congress, state legislatures or referenda may in the future enact laws affecting the obligations of these issuers by extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Additional information on Municipal Bond Insurance

     Original Issue Insurance. If interest or principal on a municipal bond is due, but the issuer fails to pay it, the insurer will make payments in the amount due to its fiscal agent no later than one business day after the insurer has been notified of the issuer's nonpayment. The fiscal agent will pay the amount due to the Fund after the fiscal agent receives evidence of the Fund's right to receive payment of principal and/or interest, and evidence that all of the rights of payment due shall thereupon vest in the insurer. When the insurer pays the Fund the payment due from the issuer, the insurer will succeed to the Fund's rights to that payment.

     Portfolio Insurance. Each portfolio insurance policy will be noncancellable and will remain in effect so long as the Fund is in existence, the Fund continues to own the municipal bonds covered by the policy, and the Fund pays the premiums for the policy. Each insurer generally will reserve the right at any time upon 90 days' written notice to the Fund to refuse to insure any additional bonds the Fund buys after the effective date of the notice. The Fund's Board of Directors will generally reserve the right to terminate each policy upon seven days' written notice to an insurer if it determines that the cost of the policy is not reasonable in relation to the value of the insurance to the Fund.


INVESTMENT RESTRICTIONS

     Except as described below, the Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the outstanding shares of common stock and preferred stock of the Fund, including MuniPreferred, voting together as a single class, and of the holders of a majority of the outstanding shares of preferred stock of the Fund, including MuniPreferred, voting as a separate class:

(1) Issue senior securities, as defined in the 1940 Act, other than preferred stock, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) below or with respect to transactions involving futures contracts or the writing of options within the limits described under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions" below;

(2) Make short sales of securities or purchase any securities on margin (except for such short-term credits as are necessary for the clearance of transactions), or write or purchase put or call options, except to the extent that the purchase of a standby commitment may be considered the purchase of a put, and except for transactions involving options within the limits described under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions" below;

(3) Borrow money, except from banks for temporary or emergency purposes or for repurchase of its shares, and then only in an amount not exceeding one-third of the value of its total assets including the amount borrowed; while any such borrowings exceed 5% of its total assets, no additional purchases of investment securities will be made;

(4) Underwrite any issue of securities, except to the extent that the purchase of Municipal Obligations in accordance with its investment objective, policies and limitations may be deemed to be an underwriting;

(5) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitation shall not apply to Municipal Obligations other than those Municipal Obligations backed only by the assets and revenues of non-governmental users, nor shall it apply to Municipal Obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities;

(6) Purchase or sell real estate, but this shall not prevent the Fund from investing in Municipal Obligations secured by real estate or interests therein;

(7) Purchase or sell commodities or commodities contracts, except for transactions involving futures contracts within the limits described under "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions" below;

(8) Make loans, other than by entering into repurchase agreements and through the purchase of Municipal Obligations or temporary investments in accordance with its investment objective, policies and limitations;

(9) Invest in securities other than New York Municipal Obligations and temporary investments as described under "Investment Objectives and Policies -- Portfolio Investments" above; and purchase financial futures and options except within the limits described in "Certain Trading Strategies of the Fund -- Financial Futures and Options Transactions."

(10) Invest more than 5% of its total assets in securities of any one issuer, except that this limitation shall not apply to securities of the U.S. Government, its agencies and instrumentalities or to the investment of 25% of its total assets;

(11) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 20% of the value of its total assets;

(12) Invest more than 10% of its total assets in repurchase agreements maturing in more than seven days; and

(13) Purchase or retain the securities of any issuer other than its own securities if, to its knowledge, those of its directors, or those officers and directors of the Nuveen Advisory Corp. who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitation set forth in subparagraph (10) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental or other entity, (other than a bond insurer) it shall also be included in the computation of securities owned that are issued by such governmental or other entity. Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, the guarantee or letter of credit would be considered a separate security and would be treated as an issue of that government or other entity. When a municipal bond is insured by bond insurance, it shall not be considered a security that is issued or guaranteed by the issuer; instead, the issuer of the municipal bond will be determined in accordance with the principles set out above. The foregoing restrictions do not limit the percentage of the Fund's assets that may be invested in municipal bonds insured by any given insurer.

     In addition to the limitations set forth above, the Fund will not, as a matter of operating policy, (1) invest for the purpose of exercising control or management, (2) borrow in excess of 5% of its total assets if and so long as its preferred shares are outstanding. These policies are not fundamental and the Board may change them without shareholder approval.

     The restrictions and other limitations set forth above will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities.

     The Fund has no intention to file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent.

                     CERTAIN TRADING STRATEGIES OF THE FUND

PORTFOLIO TRADING AND TURNOVER RATE

     Portfolio trading may be undertaken to accomplish the investment objective of the Fund in relation to actual and anticipated movements in interest rates. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Advisory believes to be a temporary price disparity between the two securities. Temporary price disparities between two comparable securities may result from supply and demand imbalances where, for example, a temporary oversupply of certain bonds may cause a temporarily low price for such bonds, as compared with other bonds of like quality and characteristics. The Fund may also engage to a limited extent in short-term trading consistent with its investment objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold, but the Fund will not engage in trading solely to recognize a gain.

     Subject to the foregoing, the Fund will attempt to achieve its investment objective by prudent selection of Municipal Obligations with a view to holding them for investment. The Fund anticipates that its annual portfolio turnover rate generally will not exceed 100%, although there can be no assurance of this. However, the rate of turnover will not be a limiting factor when the Fund deems it desirable to sell or purchase securities. Therefore, depending upon market conditions, the Fund's annual portfolio turnover rate may exceed 100% in particular years.

WHEN-ISSUED AND DELAYED DELIVERY

     The Fund may purchase and sell Municipal Obligations on a when-issued or delayed delivery basis. When-issued and delayed delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 30-45 days). On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. Beginning on the date the Fund enters into a commitment to purchase securities on a when-issued or delayed delivery basis, it is required under rules promulgated by the Securities and Exchange Commission ("SEC") to maintain in a segregated account cash or liquid assets, equal in value to the purchase price due on the settlement date. Income these assets generate in a segregated account, which provides taxable income for Federal income tax purposes, is includable in the taxable income of the Fund. The Fund currently intends to allocate net capital gains and other income taxable for Federal income tax purposes, if any, proportionately between its common stock and its MuniPreferred shares, and dividends paid on its MuniPreferred shares during specified periods will include an allocated portion of any such net capital gains and other taxable income. See "Tax Matters." The commitment to purchase securities on a when-issued or delayed delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation. No interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost.

FINANCIAL FUTURES AND OPTIONS TRANSACTIONS

     The Fund may attempt to hedge all or a portion of its investment portfolio against market risk by engaging in transactions in financial futures contracts, options on financial futures or options that either are based on an index of long-term Municipal Obligations (i.e., those with remaining maturities averaging 20-30 years) or relate to debt securities whose prices Nuveen Advisory anticipates to correlate with the prices of the Municipal Obligations the Fund owns. The Fund has no present intention to engage in such hedging transactions and in no event does it expect that any material portion of its assets would be so committed. To accomplish such hedging, the Fund may take an investment position in a futures contract or in an option which is expected to move in the opposite direction from the position being hedged. Hedging may be utilized to reduce the risk that the value of securities the Fund owns may decline on account of an increase in interest rates and to hedge against increases in the cost of the securities the Fund intends to purchase as a result of a decline in interest rates. The use of futures and options for hedging purposes can be expected to result in taxable income or gain. The Fund currently intends to allocate any taxable income or gain proportionately between its common stock and its MuniPreferred shares. See "Tax Matters."

     The sale of financial futures or the purchase of put options on financial futures or on debt securities or indexes is a means of hedging against the risk of rising interest rates, whereas the purchase of financial futures or of call options on financial futures or on debt securities or indexes is a means of hedging the Fund's portfolio against an increase in the price of securities such Fund intends to purchase. Writing a call option on a futures contract or on debt securities or indexes may serve as a hedge against a modest decline in prices of Municipal Obligations held in the Fund's portfolio, and writing a put option on a futures contract or on debt securities or indexes may serve as a partial hedge against an increase in the value of Municipal Obligations the Fund intends to acquire. The writing of these options provides a hedge to the extent of the premium received in the writing transaction.

         Although certain risks are involved in futures and options transactions (as discussed under "Risks of Futures and Options Transactions" below), because the Fund will engage in these transactions only for hedging purposes, these futures and options portfolio strategies should not subject the Fund to those risks frequently associated with speculation in futures or options transactions. Regulations of the Commodity Futures Trading Commission (the "CFTC") require that the Fund engage in transactions in futures and options on futures only for bona fide hedging purposes or if the aggregate initial margin deposits and premiums the Fund pays do not exceed 5% of the market value of its assets. The Fund will not purchase futures unless it has segregated cash, government securities or high grade liquid debt equal to the contract price of the futures less any margin on deposit, or unless the purchase of a put option covers the long futures position. The Fund will not sell futures unless the Fund owns the instruments underlying the futures or owns options on such instruments or owns a portfolio whose market price may be expected to move in tandem with the market price of the instruments or index underlying the futures. If the Fund engages in transactions involving the purchase or writing of put and call options on debt securities or indexes, the Fund will not purchase these options if more than 5% of its assets would be invested in the premiums for these options, and it will only write "covered" or "secured" options, where the Fund holds the securities or cash required to be delivered upon exercise, with such cash being maintained in a segregated account. These requirements and limitations may limit the Fund's ability to engage in hedging transactions. So long as Moody's or S&P, or both, are rating the Fund's MuniPreferred shares, the Fund will only engage in futures or options transactions in accordance with the then-current guidelines of such rating agencies, and only after it has received written confirmation from Moody's and S&P, as appropriate, that these transactions would not impair the ratings then assigned by Moody's and S&P to such shares.

     DESCRIPTION OF FINANCIAL FUTURES AND OPTIONS. A futures contract is a contract between a seller and a buyer for the sale and purchase of specified property at a specified future date for a specified price. An option is a contract that gives the holder of the option the right, but not the obligation, to buy (in the case of a call option) specified property from, or to sell (in the case of a put option) specified property to, the writer of the option for a specified price during a specified period prior to the option's expiration. Financial futures contracts and options cover specified debt securities (such as U.S. Treasury securities) or indexes designed to correlate with price movements in certain categories of debt securities. At least one exchange trades futures contracts on an index designed to correlate with the long-term municipal bond market. Financial futures contracts and options on financial futures contracts are traded on exchanges regulated by the CFTC. Options on certain financial instruments and financial indexes are traded on securities markets regulated by the SEC. Although futures contracts and options on specified financial instruments call for settlement by delivery of the financial instruments covered by the contracts, in most cases positions in these contracts are closed out in cash by entering into offsetting liquidating or closing transactions. Index futures and options are designed for cash settlement only.

     RISKS OF FUTURES AND OPTIONS TRANSACTIONS. There are certain risks associated with the use of financial futures and options to hedge investment portfolios. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged. Losses may be incurred in hedging transactions, which could reduce the portfolio gains that might have been realized if the hedging transactions had not been entered into. The ability to close out positions in futures and options depends upon the existence of a liquid secondary market, which may not exist for all futures and options at all times. If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the CFTC. If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of Municipal Obligations, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the Municipal Obligations that were the subject of the anticipatory hedge. The cost of put options on debt securities or indexes effectively increases the cost of the securities subject to them, thereby reducing the yield otherwise available from these securities. If the Fund decides to use futures contracts or options on futures contracts for hedging purposes, the Fund will be required to establish an account for such purposes with one or more CFTC-registered futures commission merchants. A futures commission merchant could establish initial and maintenance margin requirements for the Fund that are greater than those which would otherwise apply to the Fund under applicable rules of the exchanges and the CFTC.

     REPURCHASE AGREEMENTS. The Fund may buy repurchase agreements as temporary investments. A repurchase agreement is a contract in which the seller of securities (U.S. government securities or municipal bonds) agrees to repurchase the same securities from the buyer at a specified price on a future date. The repurchase price determines the yield during the Fund's holding period. Repurchase agreements are considered to be loans whose collateral is the underlying security that is the subject of the repurchase agreement. Income from repurchase agreements is taxable and required to be allocated between common shares and MuniPreferred shares. See "Tax Matters" and "The Auction - Auction Dates; Advance Notice of Allocation of Taxable Income" in the Prospectus. The Fund will enter into repurchase agreements only with registered securities dealers or domestic banks that, in Nuveen Advisory's opinion, present minimal credit risks. The risk to the Fund is limited to the ability of the other party to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time of the transaction always equals or exceeds the repurchase price, if the value of the collateral declines there is a risk of loss of principal and interest. If the other party defaults, the collateral may be sold, but the Fund may lose money if the value of the collateral declines and may have to pay the costs of the sale or experience delays in selling the collateral. If the seller files for bankruptcy, the Fund may not be able to sell the collateral quickly or at all. Nuveen Advisory will monitor the value of the collateral at the time the Fund enters into a repurchase agreement and during the term of the repurchase agreement to determine that at all times that value of the collateral equals or exceeds the repurchase price. If the value of the collateral is less than the repurchase price, Nuveen Advisory will demand additional collateral from the other party to increase the value of the collateral to at least the redemption price plus interest.

Factors Pertaining to New York

     The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York"). Other factors will affect issuers. The summary is based primarily upon one or more of the most recently publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated. The Fund has not independently verified this information.

     The State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have sometimes faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.

New York City

     General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The City's current financial plan assumes that after noticeable improvements in the City's economy during calendar years 1997 and 1998, economic growth will slow, with local employment increasing modesty through fiscal year 2002.

     For each of the 1981 through 1998 fiscal years, the City had an operating surplus, before discretionary transfers, and achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP") after discretionary transfers. The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without reductions in City services or entitlement programs to tax or other revenue increases that could adversely affect the City's economic base.

     On June 4, 1997, New York City adopted a 1998 fiscal year budget, which runs from July 1, 1997 to June 30, 1998, which provided for $33.4 billion in spending. Due to increased tax revenues resulting from increased Wall Street profits and tourism, New York City has estimated that it may end the 1998 fiscal year with a surplus of $2.0 billion. On November 17, 1998, more than five months after the start of the City's fiscal year, New York City adopted a 1999 fiscal year (July 1, 1998 to June 30, 1999) budget, which provided for $34.7 billion in spending. For fiscal year 1999 an operating surplus of $1.6 billion is projected. On April 22, 1999, the Mayor outlined his proposed $35.3 billion Executive Budget for fiscal year 2000, (July 1, 1999 to June 30, 2000). The 1999-2000 budget proposal includes several tax reductions including residential estate and property tax relief aggregating an estimated $180 million, sales tax reductions aggregating an estimated $123 million and business tax relief aggregating an estimated $98 million.

     Pursuant to the laws of the State, the Mayor is responsible for preparing the City's financial plan, including the City's current financial plan for the 1999 through 2003 fiscal years (the "1999-2003 Financial Plan", "Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies that are uncertain and may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet annual cash flow and financing requirements.

     City's Financing Program. Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1999 through 2003 contemplates the issuance of $7.3 billion of general obligation bonds, $5.4 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") and $2.5 billion of bonds to be issued by a new entity and paid from revenues pursuant to a settlement of litigation with the four leading cigarette companies. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority, to assist the City in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. A challenge to the constitutionality of the Finance Authority Act was unsuccessful with Plaintiff's motion for leave to appeal with the Court of Appeals adverse judgments in lower trial and appellate courts being was denied on December 22, 1998. Even with the capacity of the Transitional Finance Authority, the City may be required temporarily to delay entering into new contractual commitments at the end of fiscal year 1999 and, without additional legally authorized borrowing capacity, under projections (current as of December 19, 1998), would reach the limit of its capacity to enter into new contractual commitments in fiscal year 2000. In addition, the City issues revenue notes and tax anticipation notes to finance seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Transitional Finance Authority bonds.

     1998 Fiscal Year. For the 1998 fiscal year (July 1, 1997 - June 30, 1998) the City had an operating surplus, before discretionary and other transfers, and achieved balanced operating results, after discretionary and other transfers, in accordance with GAAP. The 1998 fiscal year is the eighteenth year that the City has achieved an operating surplus, before discretionary and other transfers, and balanced operating results, after discretionary and other transfers.

     1999-2003 Financial Plan. On January 28, 1999, the City released the Financial Plan, which relates to the City and certain entities which receive funds from the City. The City Financial Plan is a modification to the financial plan submitted to the New York State Financial Control Board (the "Control Board") on June 26, 1998. The City Financial Plan projects revenues and expenditures for the 1999 fiscal year balanced in accordance with GAAP, and projects budget gaps of $1.4 billion, $1.6 billion and $1.2 billion for the 2001 through 2003 fiscal years, respectively.

     The City's projected budget gaps for the 2002 and 2003 fiscal years do not reflect the savings expected to result from prior years' programs to close the gaps set forth in the City Financial Plan. Thus, for example, recurring savings anticipated from the actions which the City proposes to take to balance the fiscal year 2001 budget are not taken into account in projecting the budget gaps for the 2001 and 2003 fiscal years.

     The 1999-2003 Financial Plan includes a proposed discretionary transfer in the 1999 fiscal year of $1.6 billion to pay debt service due in the fiscal year 2000, for budget stabilization purposes, and a proposed discretionary transfer in fiscal year 2000 to pay debt service due in fiscal year 2001 totaling $345 million. In addition, the Financial Plan reflects enacted and proposed tax reduction programs totaling $338 million, $410 million, $461 million and $473 million in fiscal years 2000 through 2003, respectively, including the elimination of the City sales tax on all clothing as of December 1, 1999, and the extension of current tax reductions for owners of cooperative and condominium apartments starting in fiscal year 2000, which are subject to State legislative approval, reduction of the commercial rent tax commencing in fiscal year 2000, and a $100 million annual tax reduction program, to be based on the advice of a tax reform task force, starting in fiscal year 2000.

     Assumptions. The 1999-2003 Financial Plan is based on numerous assumptions, including the condition of the City's and the regions' economies and a modest employment recovery and the concomitant receipt of economically sensitive tax revenues in the amount projected. The 1999-2003 Financial Plan is subject to various other uncertainties and contingencies relating to, among other factors, the extent, if any, to which wage increases for City employees exceed the annual wage costs assumed for the 1999 through 2003 fiscal years; continuation of projected interest earnings assumptions for pension fund assets and current assumptions with respect to wages for City employees affecting the City's required pension fund contributions; the willingness and ability of the State to provide the aid contemplated by the Financial Plan and to take various other actions to assist the City; the ability of Health and Hospitals Corporation, the Board of Education and other such agencies to maintain balanced budgets; the willingness of the Federal government to provide the amount of federal aid contemplated in the Financial Plan; the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlement programs; the ability of the City to implement cost reduction initiatives; the success with which the City controls expenditures; the impact of conditions in the real estate market on real estate tax revenues and unanticipated expenditures that may be incurred as a result of the need to maintain the City's infrastructure. Certain of these assumptions have been questioned by the City Comptroller and other public officials.

     The Financial Plan assumes (i) approval by the Governor and the State Legislature of the extension of 14% personal income surcharge, which is scheduled to expire on December 31, 1999, and which is projected to provide revenue of $175 million, $536 million, $540 million and $548 million in the 2000 through 2003 fiscal years, respectively; (ii) collection of the projected rent payments for the City's airports, totaling $365 million, $185 million and $155 million in the 2001 through 2003 fiscal years, respectively, a substantial portion of which depend on the successful completion of negotiations with The Port Authority of New York and New Jersey or the enforcement of the City's rights under the existing leases through pending legal actions; (iii) State and Federal approval of the State and Federal gap-closing actions proposed by the City in the Financial Plan; and (iv) receipt of the tobacco settlement finds providing revenues or expenditure offsets in annual amounts ranging between $250 million and $300 million. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material adverse affect on the City.

     The Financial Plan assumes that after noticeable improvements in the City's economy during calendar years 1997 and 1998, economic growth will slow, with local employment increasing modestly during fiscal years 2000 through 2003. This assumption is based on a slow recovery in the Asian and Latin American economies starting in fiscal year 2000 and continuing restrictive monetary policy. However, there can be no assurance that the economic projections assumed in the Financial Plan will occur or that the tax revenues projected in the Financial Plan to be received will be received in the amounts anticipated.

     Municipal Unions. The Financial Plan reflects the costs of the settlements and arbitration awards with certain municipal unions and other bargaining units, which together represent approximately 98% of the City's workforce, and assumes that the City will reach agreement with its remaining municipal unions under terms which are generally consistent with such settlements and arbitration awards. These contracts are approximately five years in length and have a total cumulative net increase of 13%. Assuming the City reaches similar settlements with its remaining municipal unions, the cost of all settlements for all City-funded employees, as reflected in the Financial Plan, would total $1.2 billion in the 1999 fiscal year and exceed $2 billion thereafter. The Financial Plan provides no additional wage increases for City employees after their contracts expire in fiscal years 2000 and 2001.

     Intergovernmental Aid. The City depends on the State for aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures. In addition, the Federal budget negotiation process could result in reductions or delays in the receipt of Federal grants which would have additional adverse effects on the City's cash flow or revenues.

     Y2K. The year 2000 presents potential operational problems for computerized data files and computer programs which may recognize the year 2000 as 1900, resulting in possible system failures or miscalculations. In November 1996, the City's Year 2000 Project Office was established to develop a project methodology, coordinate the City's agencies, review plans and oversee implementation of year 2000 projects. At that time, the City also evaluated the capabilities of the City's Integrated Financial Management System and Capital Projects Information System, which are the City's central accounting, budgeting and payroll systems, identified the potential impact of the year 2000 on these systems and developed a plan to replace these systems with a new system which is expected to be year 2000 compliant prior to December 31, 1999. The City has also performed an assessment of its other mission-critical and high priority computer systems in connection with making them year 2000 compliant, and the City's agencies have developed and begun to implement both strategic and operational plans for non-compliant application systems. In addition, the City Comptroller is conducting audits of the progress of the City agencies in achieving year 2000 compliance. While these efforts may involve additional costs beyond those assumed in the Financial Plan, the City believes, based on currently available information, that such additional costs will not be material.

     The Mayor's Office of Operations has stated that work has been completed, and all or part of the necessary testing has been performed, on approximately 54% of the mission-critical and high priority systems of Mayoral agencies. The City's computer systems may not all be year 2000 compliant in a timely manner and there could be an adverse impact on City operations or revenues as a result. The City is in the process of developing contingency plans for all mission-critical and high priority systems, if such systems are not year 2000 compliant by pre-determined dates. The City is also in the process of contacting its significant third party vendors regarding the status of their compliance. Such compliance is not within the City's control, and therefore the City cannot assure that there will not be any adverse effects on the City resulting from any failure of these third parties.

     Ratings. As of March 15, 1999, Moody's rated the City's outstanding general obligation A3, Standard and Poor's rated such bonds A- and Fitch rated such bonds A. In July 1995, Standard and Poor's revised downwards its ratings on outstanding general obligations bonds of the City from A- to BBB+. In July 1998, Standard and Poor's revised its rating of City bonds upward to A-. Moody's rating of City bonds was revised in February 1998 to A3 from Baa1. Such ratings reflect only the view of Moody's, Standard and Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.

     Outstanding Indebtedness. As of March 15, 1999, the City and the Municipal Assistance Corporation for the City of New York had respectively approximately $25.8 and $3.8 billion of outstanding long-term debt. As of March 15, 1999, the Water Authority had approximately $8.6 billion aggregate principal amount of outstanding bonds, inclusive of subordinate second resolution bonds, and $600 million aggregate principal amount of outstanding commercial paper notes.

     Water, Sewer and Waste. Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply will prevent the need for filtration. On May 6, 1997, the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations. The estimated incremental costs to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which are planned independently, is approximately $400 million. The City has estimated that if filtration of the upstate water supply system is ultimately required, the construction expenditures required could be between $4 billion and $5 billion.

     Legislation has been passed which prohibits the disposal of solid waste in any landfill located within the City after December 31, 2001. The Financial Plan includes the estimated costs of phasing out the use of landfills located within the City. A suit has been commenced against the City by private individuals under the Resources Conservation and Recovery Act seeking to compel the City to take certain measures, or alternatively, to close the Fresh Kills landfill. If as a result of such litigation, the City is required to close the landfill earlier than required by State legislation, the City could incur additional costs during the Financial Plan period. Pursuant to Court order, the City is currently required to recycle 2,100 tons per day of solid waste and is required to recycle 3,400 tons per day by July 1999 and 4,250 tons per day by July 2001. The City is currently recycling slightly over 2,100 tons per day of solid waste. The City may seek to obtain amendments to Local Law No. 19 to modify this requirement. If the City is unable to obtain such amendment and is required to fully implement Local Law No. 19, the City may incur substantial costs.

     Litigation. The City is currently a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of constitutional violations, allege torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1998, the City estimated that its potential future liability on account of outstanding claims amounted to approximately $3.5 billion.

New York State

     1999-2000 Fiscal Year. The Governor presented his 1999-2000 Executive Budget to the Legislature on January 27, 1999. The Executive Budget contains financial projections for the State's 1998-99 through 2001-02 fiscal years, and a proposed Capital Program and Financing Plan for the 1999-2000 through 2003-04 fiscal years. The Governor will prepare amendments to his Executive Budget, as permitted by law. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's budget projections will not differ materially and adversely from the projections set forth herein.

     The 1999-2000 State financial plan (the "State Financial Plan") is projected to have receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 1998-99 to 1999-2000. Total General Fund receipts, including transfers from other funds, are projected to be $38.81 billion, and increase of $2.03 billion over projected receipts in the current fiscal year. General Fund disbursements, including transfer to other funds, are recommended to grow by 1.4% to $37.14 billion, an increase of $528 million over 1998-99 [estimates]. State Funds spending is projected to total $49.33 billion, an increase of over $867 million or 1.8%
from the current year. Under the Governor's recommendations, spending from All Governmental Funds is also expected to grow by 1.8%, increasing by $1.3 billion to $72.7 billion.

     The State is expected to close the 1999-2000 fiscal year with a balance in the General Fund of $2.36 billion. The balance is comprised of $1.79 billion in tax reduction reserves, $473 million in the Tax Stabilization Reserve Fund and $100 million in the Contingency Reserve Fund.

     The State economic forecast has been modified for 1999 and 2000 from the one used in earlier updates of the State Financial Plan. Continued growth is expected in 1999 and 2000 for employment, wages, and personal income, although the growth is expected to moderate from the 1998 pace. However, a continuation of international financial and economic turmoil may result in a sharper slowdown than currently projected. Personal income is estimated to have grown by 4.9% in 1998, fueled in part by a continued large increase in financial sector bonus payments at the beginning of the year, and is projected to grow by 4.2% in 1999 and 4.0% in 2000. Increases in bonus payments in 1999 and 2000 are projected to be modest, a distinct shift from the torrid rate of the last few years. Overall employment growth is anticipated to grow at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the manufacturing, health care, social service and banking sectors.

     Many uncertainties exist in any forecast of the State economy. Given the recent volatility in the international economy and domestic financial markets, such uncertainties are particularly present at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. The actual rate of change, if any, of the categories that form the basis of these forecasts may differ substantially and adversely from the outlook described herein.

     Special Considerations. On July 23, 1998, the New York State Comptroller issued a report which noted that a significant cause for concern is the budget gaps in the 1999-2000 and 2000-2001 fiscal years, which the State Comptroller projected at $1.8 billion and $5.5 billion, respectively, after excluding the uncertain receipt of $250 million of funds from the tobacco settlement assumed in the State's projections. The State Comptroller also stated that if the securities industry or economy slows, the size of the gaps would increase.

     According to the State Division of the Budget, uncertainties with regard to the economy present the largest potential risk to budget balance in New York State. The Executive Budget identified various risks, including either a financial market or broader economic correction during the State's financial plan period, which risks are heightened by the relatively lengthy expansion currently underway, and the financial turmoil in Asia. In addition, the Executive Budget noted that a normal forecast error of one percentage point in the expected growth rate could raise or lower receipts by over $1 billion by the last year of projection period, and that funding is not included for any costs associated with new collective bargaining agreements after the expiration of the current contracts at the end of the 1998-1999 fiscal year. Furthermore, the securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels.

     Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonreccurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.

     Y2K. New York State is currently addressing "Year 2000" data processing compliance issues. In 1996, the State created the Office of Technology to help address the statewide technology issues, including the Year 2000 issue. OFT has estimated that investments of at least $140 million will be required to bring approximately 350 State mission-critical and high-priority computer systems not otherwise scheduled for replacement into Year 2000 compliance. In fiscal year 1998-99, the State allocated over $117 million in centralized Year 2000 funding, and in fiscal year 1999-2000 the State is planning to spend an additional $19 million for this purpose. As of December 1998, the State had completed 93% of overall compliance effort for its mission-critical systems. As of December 1998, the State had completed 70% of overall compliance effort on the high-priority systems. Compliance testing is expected to be completed by the end of calendar year 1999.

     Ratings. As of March 15, 1999, Moody's had given the State's general obligation bonds a rating of A2, Standard and Poor's had given the bonds a rating of A and Fitch had rated such bonds A+. Such ratings reflect only the view of Moody's, Standard and Poor's and Fitch from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of State bonds.

     Litigation. The State is currently a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. State programs are frequently challenged on State and Federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. With respect to pending and threatened litigation, the State has reported liabilities of $872 million for awarded and anticipated unfavorable judgments, of which $90 million is expected to be paid within the 1998-99 fiscal year. The remainder, $782 million, is reported as a long-term obligation of the State and represents an increase of $552 million from the prior year.

     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1998-1999 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1998-1999 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

                            MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

     The Board of Directors is responsible for the management of the Fund, including general supervision of the duties Nuveen Advisory performs under the Investment Management Agreement. There are seven directors of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and six of whom are "disinterested persons." The names and business addresses of the directors and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth below, with those directors who are "interested persons" of the Fund indicated by an asterisk.



  NAME, AGE                                  POSITIONS AND OFFICES                    PRINCIPAL OCCUPATIONS
 AND ADDRESS                                     WITH FUND                            DURING PAST FIVE YEARS
------------------------------------------ ------------------------------------- -------------------------------------
Timothy R. Schwertfeger,* 50               Chairman of the Board and Director    Chairman (since July 1996) and
333 West Wacker Drive                                                            Director of The John Nuveen
Chicago, IL 60606                                                                Company, John  Nuveen & Co.
                                                                                 Incorporated, Nuveen Advisory Corp.
                                                                                 and Nuveen Institutional Advisory
                                                                                 Corp.; prior thereto, Executive
                                                                                 Vice President; Chairman and
                                                                                 Director (since January 1997) of
                                                                                 Nuveen Asset Management, Inc.;
                                                                                 Director (since 1996) of
                                                                                 Institutional Capital Corporation;
                                                                                 Chairman and Director of Rittenhouse
                                                                                 Financial Services Inc. (since 1999).
------------------------------------------ ------------------------------------- -------------------------------------
Robert P. Bremner, 58                      Director                              Private investor and management
3725 Huntington Street, NW                                                       consultant.
 Washington, D.C. 20015
------------------------------------------ ------------------------------------- -------------------------------------
Lawrence H. Brown, 64                      Director                              Retired in August 1989 as Senior
201 Michigan Avenue                                                              Vice President of The Northern
Highwood, IL 60040                                                               Trust Company
------------------------------------------ ------------------------------------- -------------------------------------
Anne E. Impellizzeri, 65                   Director                              President and Chief Executive
3 West 29th Street                                                               Officer of Blanton-Peale Institute,
New York, NY 10001                                                               a training and counseling
                                                                                 organization.
------------------------------------------ ------------------------------------- -------------------------------------



------------------------------------------ ------------------------------------- ----------------------------------------
Peter R. Sawers, 66                        Director                              Adjunct Professor of
22 The Landmark                                                                  Business and Economics,
Northfield, IL 60093                                                             University of Dubuque,
                                                                                 Iowa; Adjunct Professor,
                                                                                 Lake Forest Graduate
                                                                                 School of Management, Lake
                                                                                 Forest, Illinois; prior
                                                                                 thereto, Executive
                                                                                 Director, Towers Perrin
                                                                                 Australia (management
                                                                                 consultant); Chartered
                                                                                 Financial Analyst;
                                                                                 Certified Management
                                                                                 Consultant.
------------------------------------------ ------------------------------------- ----------------------------------------
William J. Schneider, 54                   Director                              Senior Partner and Chief Operating
4000 Miller-Valentine Ct.                                                        Officer, Miller-Valentine Partners;
P.O. Box 744                                                                     Vice President, Miller-Valentine Group,
Dayton, OH 45401                                                                 a development and contract company;
                                                                                 Member Community Advisory Board,
                                                                                 National City Bank, Dayton, Ohio.
------------------------------------------ ------------------------------------- ----------------------------------------
Judith M. Stockdale, 50                    Director                              Executive Director (since
35 East Wacker Drive                                                             1994) of the Gaylord and
Chicago, IL 60601                                                                Dorothy Donnelley
                                                                                 Foundation, a private
                                                                                 family foundation; prior
                                                                                 thereto, Executive
                                                                                 Director (from 1990 to
                                                                                 1994) of the Great Lakes
                                                                                 Protection Fund.
------------------------------------------ ------------------------------------- ----------------------------------------
Alan G. Berkshire, 38                      Vice President and Assistant          Vice President and General Counsel
333 W. Wacker Drive                        Secretary                             (since September 1997) and
Chicago, IL 60606                                                                Secretary (since May 1998) of the
                                                                                 John Nuveen Company, John Nuveen &
                                                                                 Co. Incorporated, Nuveen Advisory
                                                                                 Corp. and Nuveen Corp., prior
                                                                                 thereto, Partner in the law firm of
                                                                                 Kirkland & Ellis.
------------------------------------------ ------------------------------------- -------------------------------------


------------------------------------------ ------------------------------------- -------------------------------------
Peter H. D'Arrigo, 31                      Vice President and Treasurer          Vice President of John Nuveen & Co.
333 West Wacker Drive                                                            Incorporated (since January 1999),
Chicago, IL 60606                                                                prior thereto, Assistant Vice
                                                                                 President (since January 1997);
                                                                                 formerly, Associate of John Nuveen
                                                                                 & Co. Incorporated; Chartered
                                                                                 Financial Analyst
------------------------------------------ ------------------------------------- -------------------------------------
Michael S. Davern, 41                      Vice President                        Vice President of  Nuveen Advisory
333 W. Wacker Drive                                                              Corp.; prior thereto, Vice
Chicago, IL 60606                                                                President and Portfolio Manager of
                                                                                 Flagship Financial.
------------------------------------------ ------------------------------------- -------------------------------------
Lorna C. Ferguson, 53                      Vice President                        Vice President of John Nuveen & Co.
333 W. Wacker Drive                                                              (since January 1998) of Nuveen
Chicago, IL 60606                                                                Advisory Corp. and Nuveen
                                                                                 Institutional Advisory Corp.
------------------------------------------ ------------------------------------- -------------------------------------
William M. Fitzgerald, 35                  Vice President                        Vice President of Nuveen Advisory
333 W. Wacker Drive                                                              Corp (since December 1995); prior
Chicago, IL 60606                                                                thereto, Assistant Vice President
                                                                                 of Nuveen Advisory Corp. (from
                                                                                 September 1992 to December 1995);
                                                                                 Chartered Financial Analyst.
------------------------------------------ ------------------------------------- -------------------------------------
Stephen D. Foy, 44                         Vice President and Controller         Vice President of John Nuveen & Co.
333 W. Wacker Drive                                                              Incorporated.
Chicago, IL 60606
------------------------------------------ ------------------------------------- -------------------------------------
J. Thomas Futrell, 43                      Vice President                        Vice President of Nuveen Advisory
333 W. Wacker Drive                                                              Corp.; Chartered Financial Analyst.
Chicago, IL 60606
------------------------------------------ ------------------------------------- -------------------------------------


------------------------------------------ ------------------------------------- -------------------------------------
Richard A. Huber, 36                       Vice President                        Vice President of Nuveen
333 W. Wacker Drive                                                              Institutional Advisory Corp. (since
Chicago, IL 60606                                                                March 1998) and Nuveen Advisory
                                                                                 Corp. (since January 1997); prior
                                                                                 thereto, Vice and Portfolio Manager
                                                                                 of Flagship Financial.
------------------------------------------ ------------------------------------- -------------------------------------
Steven J. Krupa, 41                        Vice President                        Vice President of Nuveen Advisory
333 West Wacker Drive                                                            Corp.
Chicago, IL 60606
------------------------------------------ ------------------------------------- -------------------------------------
Larry W. Martin, 47                        Vice President and Assistant          Vice President, Assistant Secretary
333 West Wacker Drive                      Secretary                             and Assistant General Counsel of
Chicago, IL 60606                                                                John Nuveen & Co. Incorporated;
                                                                                 Vice President and Assistant
                                                                                 Secretary of Nuveen Advisory Corp.
                                                                                 and Nuveen Institutional Advisory
                                                                                 Corp.; Assistant Secretary of The
                                                                                 John Nuveen Company.

------------------------------------------ ------------------------------------- -------------------------------------
Edward F. Neild, IV, 33                    Vice President                        Vice President of Nuveen Advisory
333 West Wacker Drive                                                            Corp. and Nuveen Institutional
Chicago, IL 60606                                                                Advisory Corp. (since September
                                                                                 1996); prior thereto, Assistant
                                                                                 Vice President of Nuveen Advisory
                                                                                 Corp. (from December 1993 to
                                                                                 September 1996) and Nuveen
                                                                                 Institutional Advisory Corp. (from
                                                                                 May 1995 to September 1996;
                                                                                 Chartered Financial Analyst.
------------------------------------------ ------------------------------------- -------------------------------------


------------------------------------------ ------------------------------------- -------------------------------------
Stephen S. Peterson, 41                    Vice President                        Vice President (since September
333 W. Wacker Drive                                                              1997); previously  Assistant Vice
Chicago, IL 60606                                                                President of  Nuveen Advisory Corp.
                                                                                 (since September 1996), Portfolio
                                                                                 Manager prior thereto; Chartered
                                                                                 Financial Analyst.
------------------------------------------ ------------------------------------- -------------------------------------
Stuart W. Rogers, 42                       Vice President                        Vice President of John Nuveen & Co.
333 W. Wacker Drive                                                              Incorporated.
Chicago, IL 60606
------------------------------------------ ------------------------------------- -------------------------------------
Thomas C. Spalding, Jr., 47                Vice President                        Vice President of Nuveen Advisory
333 W. Wacker Drive                                                              Corp. and Nuveen Institutional
Chicago, IL 60606                                                                Advisory Corp.,    Chartered
                                                                                 Financial Analyst.
------------------------------------------ ------------------------------------- -------------------------------------
William S. Swanson, 33                     Vice President                        Vice President of John Nuveen & Co.
333 West Wacker Drive                                                            Incorporated (since October 1997),
Chicago, IL 60606                                                                prior thereto, Assistant Vice
                                                                                 President (since September 1996);
                                                                                 formerly, Associate of John Nuveen
                                                                                 & Co. Incorporated; Chartered
                                                                                 Financial Analyst.
------------------------------------------ ------------------------------------- -------------------------------------
Gifford R. Zimmerman, 42                   Vice President and Secretary          Vice President, Assistant Secretary
333 West Wacker Drive                                                            and Associate General Counsel of
Chicago, IL 60606                                                                John Nuveen & Co. Incorporated;
                                                                                 Vice President  and Assistant
                                                                                 Secretary of Nuveen Advisory Corp.
                                                                                 and Nuveen Institutional Advisory
                                                                                 Corp., Chartered Financial Analyst.
------------------------------------------ ------------------------------------- -------------------------------------
------------------------------------------ ------------------------------------- -------------------------------------

         At the next annual meeting of the Fund's shareholders, the holders of MuniPreferred, voting as a separate class, will elect two directors, and holders of outstanding Common Stock and MuniPreferred, voting together as a single class, will elect five directors. See "Description of MuniPreferred -- Voting Rights" in the Prospectus.

         The Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a director of the Fund may elect to have all or a portion of the director's fee deferred. Directors may defer fees for any calendar quarter by the execution of a Participation Agreement before the beginning of the calendar quarter during which the director wishes to begin deferral.

         Peter Sawers and Timothy R. Schwertfeger serve as members of the Executive Committee of the Board of Directors. The Executive Committee, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. Mr. Schwertfeger is a director or trustee, as the case of may be, of 100 Nuveen open-end and closed-end funds advised by Nuveen Advisory and Nuveen Institutional Advisory Corp. The directors of the Fund are directors or trustees, as the case may be, of 42 open-end funds and 52 Nuveen closed-end funds advised by Nuveen Advisory.

         The table below shows, for each director who is not affiliated with Nuveen or Nuveen Advisory, the aggregate compensation the Fund paid for its fiscal year ended September 30, 1998 and the total compensation that Nuveen funds paid to each director during the calendar year 1998. The Fund has no retirement or pension plans. The officers and directors affiliated with Nuveen serve without compensation from the Fund.


                                                         TOTAL
                                                      COMPENSATION
                                  AGGREGATE           FROM NUVEEN FUNDS
                                  COMPENSATION        PAID TO
NAME OF DIRECTOR                  FROM THE FUND       DIRECTORS(1)
----------------                  -------------       -------------
Robert P. Bremner ............    $         693       $      71,500
Lawrence H. Brown ............              749              79,000
Anne E. Impellizzeri .........              693              71,500
Peter R. Sawers ..............              693              72,000
William J. Schneider .........              693              71,500
Judith M. Stockdale ..........              672              72,000

----------
(1) Includes compensation for service on the boards of 37 Nuveen open-end funds and 52 Nuveen closed-end funds managed by Nuveen Advisory ("NAC Funds").

          At March 31, 1999, the Fund's officers and directors as a group owned less than 1% of the outstanding shares of Common Stock and no shares of MuniPreferred.

INVESTMENT ADVISER

Nuveen Advisory Corp., 333 West Wacker Drive, Chicago, Illinois 60606, acts as the investment adviser for, and manages the investment and reinvestment of the assets of, the Fund. Nuveen Advisory also administers the Fund's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as directors or officers of the Fund if elected to such positions.

     Under the Management Agreement the Fund has agreed to pay an annual management fee as follows:

                             MANAGEMENT FEE SCHEDULE

                  AVERAGE DAILY NET ASSETS           RATE
                   ------------------------          -----

Up to $125 million..........................................  .6500%
$125 to $250 million........................................  .6375
$250 to $500 million........................................  .6250
$500 million to $1 billion..................................  .6125
$1 billion to $2 billion....................................  .6000
$2 billion and over.........................................  .5875

         The Fund paid aggregate management fees of $3,263,169, $3,224,304 and $3,211,346 for the fiscal years ended September 30, 1998, 1997 and 1996, for an effective management fee rate of .63%, .63% and .63%, respectively.

         Nuveen Advisory was organized in 1976 and is a wholly-owned subsidiary of John Nuveen & Co. Incorporated ("Nuveen"), 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is the co-managing underwriter of the Fund's shares. Founded in 1898, Nuveen currently sponsors 100 investment company portfolios (including the Fund). Nuveen and its affiliates have over $60 billion of net assets under management or surveillance. Nuveen is a subsidiary of The John Nuveen Company which, in turn, is a majority-owned subsidiary of The St. Paul Companies, Inc., a management company of St. Paul, Minnesota, principally engaged in providing property-liability insurance through subsidiaries.

         The names, addresses and principal occupations of the principal executive officers and the directors of Nuveen Advisory are as follows:

         NAME AND ADDRESS                     PRINCIPAL OCCUPATIONS
         ----------------                     ---------------------
Timothy R. Schwertfeger...................Chairman of the Board and Director (Principal Executive
333 West Wacker Drive                     Officer), John Nuveen & Co. Incorporated

Chicago, Illinois 60606

John P. Amboian...........................President, John Nuveen & Co.
333 West Wacker Drive                     Incorporated
Chicago, Illinois 60606

                             PORTFOLIO TRANSACTIONS

         Nuveen Advisory, in effecting purchases and sales of portfolio securities for the account of the Fund, places orders in such manner as, in the opinion of its management, offers the best price and market for the execution of each transaction. Portfolio securities are normally purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities are not purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

         Generally, all portfolio transactions are effected on a principal (as opposed to an agency) basis and, accordingly, the Fund has not paid and does not expect to pay any brokerage commissions. Purchases from underwriters include a commission or concession the issuer pays to the underwriter, and purchases from dealers include the spread between the bid and asked price. Given the best price and execution obtainable, it is the practice of the Fund to select dealers which, in addition, furnish research information (primarily credit analyses of issuers) and statistical and other services to Nuveen Advisory. It is not possible to place a dollar value on information, statistical and other services received from dealers. Since it is only supplementary to Nuveen Advisory's own research efforts, the receipt of research information is not believed to reduce significantly Nuveen Advisory's expenses. Any research benefits obtained are available to all of Nuveen Advisory's other clients. While Nuveen Advisory is primarily responsible for the placement of the business of the Fund, the policies and practices of Nuveen Advisory in this regard must be consistent with the foregoing and are at all times subject to Board review.

         Nuveen Advisory reserves the right to, and does, manage other investment accounts and investment companies for other clients which may have investment objectives similar or identical to those of the Fund. Subject to applicable laws and regulations, Nuveen Advisory will attempt to allocate equitably portfolio transactions among the Fund and the portfolios of its other clients purchasing or selling securities whenever Nuveen Advisory decides to purchase or sell securities for the Fund and one or more other clients simultaneously. In making these allocations, the main factors to be considered will be the respective investment objectives of the Fund and such other clients, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment by the Fund and such other clients, the size of investment commitments the Fund and other clients generally hold, and opinions of the persons responsible for recommending investments to the Fund and such other clients. While this procedure could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Board that the benefits available from Nuveen Advisory's organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions. Notwithstanding the similarity of the investment objective of the Fund with that of other funds Nuveen Advisory manages, the Fund will be separately managed and the composition of its investment portfolio is likely to differ. Accordingly, the investment performance of the Fund will likely not be the same as other funds.

         Under the 1940 Act, the Fund may not purchase portfolio securities from any underwriting syndicate of which Nuveen is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of an issue of Municipal Obligations the Fund may purchase and the amount of Municipal Obligations the Fund may purchase in any one issue. In addition, the Board must approve at least quarterly purchases of securities made pursuant to the terms of the Rule, including a majority of the directors who are not interested persons of the Fund.

         For the fiscal years ended September 30, 1998, September 30, 1997 and September 30, 1996, the Fund did not pay any brokerage commissions.

                                 NET ASSET VALUE

         In determining the net asset value of the Fund, the Fund's custodian uses the valuations of portfolio securities a pricing service approved by the Board furnishes. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available (which will constitute a majority of the securities the Fund holds) are valued at fair value as the pricing service determines using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations. The officers of the Fund, under the general supervision of the Board, review procedures of the pricing service and its valuations.

ADDITIONAL INFORMATION CONCERNING THE AUCTIONS FOR MUNIPREFERRED

GENERAL

         Note: Capitalized terms used in the following section have the meaning assigned to them in the Statement of Preferences, which is included as Appendix B to this Statement of Additional Information.

         AUCTION AGENCY AGREEMENT. The Fund has entered into an Auction Agency Agreement (the "Auction Agency Agreement") with the Auction Agent (currently, Bankers Trust Company) which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of each series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

         BROKER-DEALER AGREEMENTS. Each Auction requires the participation of one or more Broker-Dealers. The Auction Agent has entered into agreements (collectively, the "Broker-Dealer Agreements") with several Broker-Dealers the Fund selected, which provide for the participation of those Broker-Dealers in Auctions for MuniPreferred shares. See "Broker-Dealers" below.

         SECURITIES DEPOSITORY. The Depository Trust Company ("DTC") will act as the Securities Depository for the Agent Members for shares of each series of MuniPreferred. One certificate for all of the shares of each series of MuniPreferred will be registered in the name of Cede, as nominee of the Securities Depository. The certificate will bear a legend to the effect that the certificate is issued subject to the provisions restricting transfers of MuniPreferred shares contained in the Statement. The Fund will also issue stop-transfer instructions to the transfer agent for shares of each series of MuniPreferred. Prior to the commencement of the right of holders of preferred shares to elect a majority of the Fund's directors, as described under "Description of MuniPreferred -- Voting Rights" in the Prospectus, Cede will be the holder of record of all shares of each series of MuniPreferred and owners of these shares will not be entitled to receive certificates representing their ownership interest in these shares.

         DTC, a New York-chartered limited purpose trust company, performs services for its participants (including the Agent Members), some of whom (and/or their representatives) own DTC. DTC maintains lists of its participants and will maintain the positions (ownership interests) each participant holds (the "Agent Member") in MuniPreferred shares, whether for its own account or as a nominee for another person.

THE AUCTION AGENT

         The Auction Agent is acting as agent for the Fund in connection with Auctions. In the absence of bad faith or negligence on its part, the Auction Agent will not be liable for any action taken, suffered, or omitted or for any error of judgment it makes in the performance of its duties under the Auction Agency Agreement and will not be liable for any error of judgment made in good faith unless the Auction Agent will have been negligent in ascertaining the pertinent facts.


         The Auction Agent may rely upon, as evidence of the identities of the Existing Holders of MuniPreferred shares, the Auction Agent's registry of Existing Holders, the results of Auctions and notices from any Broker-Dealer (or other person, if the Fund permits) with respect to transfers described under "Description of MuniPreferred -- The Auction -- Secondary Market Trading" in the Prospectus and notices from the Fund. The Auction Agent is not required to accept any such notice for an Auction unless it receives the notice by 3:00 p.m., New York City time, on the Business Day preceding such Auction.


         The Auction Agent may terminate the Auction Agency Agreement upon notice to the Fund on a date no earlier than 45 days after such notice. If the Auction Agent should resign, the Fund will use its best efforts to enter into an agreement with a successor Auction Agent containing substantially the same terms and conditions as the Auction Agency Agreement. The Fund may remove the Auction Agent provided that before the removal the Fund shall have entered into such an agreement with a successor Auction Agent.

                                   TAX MATTERS

         The following is based upon the advice of Morgan, Lewis & Bockius LLP, counsel to the Fund.

         The Fund intends to qualify under Subchapter M of the Code as a regulated investment company and satisfy conditions which enable dividends on Common Stock or MuniPreferred shares which are attributable to interest on Municipal Obligations to be exempt from Federal income tax in the hands of owners of such stock, subject to the possible application of the alternative minimum tax.

         To qualify under Subchapter M for tax treatment as a regulated investment company, the Fund must, among other things: (a) distribute to its shareholders at least 90% of the sum of (i) net investment income (i.e., its investment company taxable income as that term is defined in the Code determined without regard to the deduction for dividends paid) and (ii) its net tax-exempt income; and (b) diversify its holdings so that, at the end of each fiscal quarter of the Fund (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, U.S. government securities and securities of other regulated investment companies, and other securities, with these other securities limited, with respect to any one issuer, to an amount not greater in value than 5% of the Fund's total assets, and to not more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the market value of the Fund's assets is invested in the securities of any one issuer (other than U.S. government securities or securities of other regulated investment companies, or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses). In meeting these requirements of Subchapter M of the Code, the Fund may be restricted in the utilization of certain of the investment techniques described under "Investment Objective and Policies -- Investment Restrictions" above. If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular Federal corporate income tax upon its taxable income for that year, and distributions to its shareholders would be taxable to such holders as ordinary income to the extent of the earnings and profits of the Fund. A regulated investment company that fails to distribute, by the close of each calendar year, an amount equal to the sum of 98% of its ordinary taxable income for such year and 98% of its capital gain net income for the one year period ending October 31 in such year, plus any shortfalls from the prior year's required distribution, is liable for a 4% excise tax on the portion of the undistributed amount of such income that is less than the required amount for such distributions. To avoid the imposition of this excise tax, the Fund generally makes the required distributions of its ordinary taxable income, if any, and its capital gain net income, to the extent possible, by the close of each calendar year.

         The Fund intends to qualify to pay "exempt-interest" dividends on its shares of Common Stock and MuniPreferred shares as defined under the Code. Under the Code, at the close of each quarter of its taxable year, if at least 50% of the value of its total assets consists of Municipal Obligations, the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof (other than a capital gain dividend) the Fund pays that are attributable to interest on Municipal Obligations and that the Fund so designates. Exempt-interest dividends will be exempt from Federal income tax, subject to the possible application of the Federal alternative minimum tax. Insurance proceeds the Fund received under any insurance policies for scheduled interest payments on defaulted Municipal Obligations, as described herein, will be excludable from Federal gross income under Section 103(a) of the Code. Gains of the Fund that are attributable to market discount on certain Municipal Obligations acquired after April 30, 1993 are treated as ordinary income. Distributions to shareholders of net income received, if any, from taxable temporary investments and net short-term capital gains, if any, the Fund realizes will be taxable to its shareholders as ordinary income. Distributions of net capital gain (i.e., the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, are taxable as long-term capital gain, regardless of the length of time the shareholder has owned shares of Common Stock or MuniPreferred shares of the Fund. The amount of taxable income allocable to the Fund's MuniPreferred shares will depend upon the amount of this income the Fund realizes, but is not generally expected to be significant. Except for dividends paid on MuniPreferred shares which include an allocated portion of any net capital gain or other taxable income, the Fund anticipates that all other dividends paid on its MuniPreferred shares will constitute exempt-interest dividends for Federal income tax purposes. Because the taxable portion of the Fund's investment income consists primarily of interest, as long as the Fund qualifies as a regulated investment company under the Code, no part of its distributions to shareholders will qualify for the dividends-received deduction for corporations.

         The IRS currently requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year.

The Fund intends each year to allocate, to the fullest extent practicable, net tax-exempt interest, net capital gain and other taxable income, if any, between its shares of Common Stock and MuniPreferred shares in proportion to the total dividends paid to each class for that year. To the extent permitted under applicable law, and consistent with the Fund's objectives, the Fund reserves the right to make special allocations of income within a class, as follows. The Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount of any net capital gain or other income taxable for Federal income tax purposes to be included in any dividend on shares of its MuniPreferred prior to the Auction establishing the Applicable Rate for such dividend. If, (a) in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gain or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as the Statement requires solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of its MuniPreferred or the liquidation of the Fund or (b) in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund allocates any net capital gain or other taxable income for Federal income tax purposes to its MuniPreferred shares, the Fund will arrange to make certain payments to owners of its MuniPreferred shares to which such allocation was made to offset the Federal income tax effect thereof as described under "Description of MuniPreferred -- Dividends and Rate Periods -- Gross-up Payments" in the Prospectus.

         The Fund received an opinion of counsel to the effect that the manner in which the Fund intends to allocate items of tax-exempt income, net capital gain and other taxable income, if any, between its shares of Common Stock and MuniPreferred shares will be respected for Federal income tax purposes. This opinion of counsel represents only counsel's best legal judgment, and is not binding on the IRS or the courts. Currently there is no guidance from the IRS or other sources specifically addressing whether the Fund's method for making such allocations will be respected for Federal income tax purposes, and it is possible that the IRS could disagree with counsel's opinion. If the IRS were to disagree with the Fund's allocation, it either could assert the need to reallocate the Fund's net capital gain or other taxable income or it could disallow a portion of the Fund's dividends paid deduction. In the event of a reallocation, some of the dividends the Fund identified as tax-exempt to owners of its MuniPreferred shares may be recharacterized as additional capital gain or other taxable income. Under these circumstances, the Fund would not be required to make gross-up payments to such owners to offset the tax effect of such reallocation. In addition, a reallocation or a disallowance of part of the Fund's dividends paid deduction would likely cause the Fund to be liable for income tax on any reallocated taxable income and possibly an excise tax. Counsel has advised the Fund that, in its opinion, if the IRS were to challenge in court the Fund's allocations of income and gain, the IRS should not prevail.

         In order for any distributions to owners of the Fund's MuniPreferred shares to be eligible to be treated as exempt-interest dividends, such MuniPreferred shares must be treated as stock for Federal income tax purposes. The Fund received an opinion of counsel, at the time the Fund first issued MuniPreferred shares, to the effect that its MuniPreferred shares will constitute stock of the Fund for Federal income tax purposes and, therefore, distributions declared and paid at the Applicable Rate as dividends with respect to the Fund's MuniPreferred shares, to the extent paid out of current or accumulated earnings and profits of the Fund, will constitute dividends for Federal income tax purposes. The opinion of counsel is based, among other things, on (a) a revenue ruling the IRS published in 1990, which holds that preferred stock that has its dividend rate periodically set pursuant to an auction process substantially similar to the auction process to be established for the Fund's MuniPreferred shares is treated as stock for Federal income tax purposes and (b) the Fund's representation to counsel that there is no express or implied agreement between or among a Broker-Dealer or any other party and the Fund, Nuveen or any owner of the Fund's shares of MuniPreferred that the Broker-Dealer or other party will guarantee or otherwise arrange to ensure that an owner of such shares will be able to sell such shares. This opinion represents only counsel's best legal judgment and is not binding on the IRS or the courts.

         If at any time when the Fund's MuniPreferred shares are outstanding the Fund fails to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to suspend distributions to holders of its shares of Common Stock until such maintenance amount or asset coverage, as the case may be, is restored. See "Description of MuniPreferred -- Dividends and Rate Periods -- Restrictions on Dividends and Other Distributions" in the Prospectus. This may prevent the Fund from distributing at least 90% of its net investment income and net tax-exempt income, and may therefore jeopardize the Fund's qualification for taxation as a regulated investment company or cause the Fund to incur an income tax liability or a non-deductible 4% excise tax on the undistributed taxable income (including gain), or both. Upon failure to meet the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, the Fund will be required to redeem its MuniPreferred shares in order to maintain or restore such maintenance amount or asset coverage and avoid the adverse consequences to the Fund and its shareholders of failing to qualify as a regulated investment company. There can be no assurance, however, that any such redemption would achieve such objectives.

         The Code provides that interest on indebtedness incurred or continued to purchase or carry the Fund's shares to which exempt-interest dividends are allocated is not deductible. Under rules the IRS uses for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of such shares.

         The interest on private activity bonds in most instances is not Federally tax-exempt to a person who is a "substantial user" of a facility these bonds financed or a "related person" of a "substantial user." As a result, the Fund may not be an appropriate investment for shareholders who are considered either a "substantial user" or a "related person" within the meaning of the Code. In general, a "substantial user" of a facility includes a "non-exempt person who regularly uses a part of such facility in his trade or business." "Related persons" are in general defined to include persons among whom there exists a relationship, either by family or business, which would result in a disallowance of losses in transactions among them under various provisions of the Code (or if they are members of the same controlled group of corporations under the Code), including a partnership and each of its partners (and their spouses and minor children), an S corporation and each of its shareholders (and their spouses and minor children) and various combinations of these relationships. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of "substantial user" and "related person."

         The Fund may, at its option, redeem its MuniPreferred shares in whole or in part, and is required to redeem its MuniPreferred shares to the extent required to maintain the MuniPreferred Basic Maintenance Amount and the 1940 Act MuniPreferred Asset Coverage. Gain or loss, if any, resulting from a redemption of the MuniPreferred shares will be taxed as gain or loss from the sale or exchange of the MuniPreferred shares under Section 302 of the Code rather than as a dividend, but only if the redemption distribution (a) is deemed not to be essentially equivalent to a dividend, (b) is in complete redemption of an owner's interest in the Fund, (c) is substantially disproportionate with respect to the owner, or (d) for non-corporate owners, is in partial liquidation of the Fund. For purposes of (a), (b) and (c) above, an owner's common share ownership of the Fund will be taken into account.

         Nonresident alien individuals and certain foreign corporations and other entities ("foreign investors") generally are subject to U.S. withholding tax at the rate of 30% (or possibly a lower rate an applicable tax treaty provides) on distributions of taxable net investment income (which term includes net short-term capital gain). To the extent received by foreign investors, exempt-interest dividends, distributions of net capital gain and any gain from the sale or other disposition of the MuniPreferred shares generally are exempt from U.S. taxation. Different tax consequences may result if the owner is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for more than 182 days during a taxable year.

         Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year declared.

         The sale or other disposition of MuniPreferred shares of the Fund will normally result in capital gain or loss to shareholders. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, under current law, short-term capital gain and ordinary income will be taxed at a maximum rate of 39.6% while long-term capital gain of non-corporate taxpayers may be taxed at more favorable rates. However, because of the limitations on itemized deductions and the deduction for personal exemptions applicable to higher income taxpayers, the effective rate of tax may be higher in certain circumstances. Losses a shareholder realizes on the sale or exchange of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares, and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distribution of net capital gain received with respect to such shares.

         Non-corporate investors who dispose of capital assets held for more than twelve (12) months generally will pay tax upon disposition of those assets at a 10% rate if they are in the lowest tax bracket (for 1999, singles with taxable income of $42,350 or less and married couples filing jointly with taxable income of $43,050 or less), and at a 20% rate if they are in higher tax brackets. In addition, beginning in the year 2001, for certain capital assets held for more than five years, the 10% maximum capital gains rate will be lowered to 8%, and in 2006 the 20% maximum capital gains rate will be lowered to 18%.

         Federal tax law imposes an alternative minimum tax on both corporations and individuals. Interest on certain Municipal Obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent that the Fund receives income from Municipal Obligations subject to the Federal alternative minimum tax, a portion of the dividends it paid, although otherwise exempt from Federal income tax, will be taxable to its shareholders to the extent that their tax liability is determined under the alternative minimum tax. The Fund will annually supply a report indicating the percentage of the Fund's income attributable to Municipal Obligations subject to the Federal alternative minimum tax.

         In addition, for certain corporations, alternative minimum taxable income is increased by 75% of the difference between an alternative measure of income ("adjusted current earnings") and the amount otherwise determined to be the alternative minimum taxable income. Interest on all Municipal Obligations, and therefore all distributions the Fund makes that would otherwise be tax-exempt, is included in calculating a corporation's adjusted current earnings.

         Certain small corporations are not subject to the alternative minimum tax. A corporation qualifies for such exemption provided that (i) for the corporation's first taxable year beginning after December 31, 1996, its average annual gross receipts for the three prior taxable year period does not exceed $5,000,000 and (ii) the corporation's average annual gross receipts for each three prior taxable year period thereafter does not exceed $7,500,000.

         Tax-exempt income, including exempt-interest dividends the Fund pays, is taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to Federal income tax.

         The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of the Fund's shares who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

         The Code provides that every shareholder required to file a tax return must include for information purposes on the return the amount of tax-exempt interest received during the taxable year, including any exempt-interest dividends received from the Fund.

         This is a general, abbreviated summary of the provisions of the Code and regulations thereunder presently in effect as they directly govern the taxation of the Fund and its shareholders. These provisions are subject to change by legislative or administrative action, and any change may be retroactive with respect to the Fund's transactions. Moreover, the foregoing does not address many of the factors that may be determinative of whether an investor will be liable for the alternative minimum tax. Shareholders are advised to consult their own tax advisers for more detailed information concerning Federal income tax matters.

New York Tax Matters

     The following is a general, abbreviated summary of certain provisions of the applicable New York tax law as presently in effect as it directly governs the taxation of New York resident individual, corporate, and unincorporated business MuniPreferred shareholders of the Fund. This summary does not address the taxation of other shareholders nor does it discuss any local taxes, other than New York City taxes, that may be applicable. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. The following is based on the assumptions that the Fund will qualify under Subchapter M of the Code as a regulated investment company, that it will satisfy the conditions which will cause the Fund's distributions to qualify as exempt-interest dividends to shareholders, and that it will distribute all interest and dividends received to the Fund's shareholders. The Fund will be subject to the New York State Corporate franchise tax and the New York City general corporation tax only if it has a sufficient nexus with New York State or New York City. If it is subject to such taxes, it does not expect to pay a material amount of either tax. Distributions by the Fund that are attributable to interest on any obligation of New York and its political subdivisions that are exempt from state taxation under federal law will not be subject to the New York State personal income tax or the New York City personal income or unincorporated business taxes. All other distributions, including distributions attributable to interest on obligations of the United States or its instrumentalities and distributions attributable to capital gains, will be subject to the New York State personal income tax and the New York City personal income and unincorporated business taxes.

     All distributions from the Fund, regardless of source, will increase the taxable base of shareholders subject to the New York State Corporate franchise tax or the New York City general corporation tax. Gain from the sale, exchange, or other disposition of MuniPreferred shares will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business, and general corporation taxes. MuniPreferred shares may be subject to New York State estate tax if owned by a New York decedent at the time of death. MuniPreferred shares will not be subject to property taxes imposed by New York State or City. Interest on indebtedness incurred to purchase, or continued to carry, MuniPreferred shares generally will not be deductible for New York personal income tax purposes.

                            CERTAIN OWNERS OF RECORD

     As of March 31, 1999, no person is known to the Fund to own of record or beneficially five percent or more of the outstanding shares of Common Stock or MuniPreferred.

                                     EXPERTS

         The Statement of Net Assets of the Fund as of September 30, 1998 appearing in this Prospectus has been audited by Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606, independent auditors, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Ernst & Young audits and reports on the Fund's annual financial statements, reviews certain regulatory reports and the Fund's Federal income tax returns, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

Portfolio of Investments
Nuveen New York Select Quality municipal Fund, Inc. (NVN)
September 30, 1998




 Principal                                                                               Optional Call                      Market
 Amount      Description                                                                   Provisions*      Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
             Education and Civic Organizations - 11.7%

$10,000,000  Dormitory Authority of the State of New York, New York University,           7/01 at 102         Aaa      $  10,723,600
              Insured Revenue Bonds, Series 1991, 6.000%, 7/01/15

 3,920,000   Dormitory Authority of the State of New York, Rensselaer Polytechnic         7/01 at 102         Aaa          4,262,412
              Institute, Insured Revenue Bonds, Series 1991, 6.500%, 7/01/06

 6,000,000   Dormitory Authority of the State of New York, St. John's University,         7/01 at 102         Aaa          6,579,000
              New York, Insured Revenue Bonds, Series 1991, 6.875%, 7/01/11

12,875,000   Dormitory Authority of the State of New York, Mount Sinai School of          7/01 at 102         Aaa         14,056,281
              Medicine, Insured Revenue Bonds, Series 1991, 6.750%, 7/01/15

 1,870,000   Dormitory Authority of the State of New York, Fordham University,            7/00 at 102         Aaa          2,011,858
              Insured Revenue Bonds, Series 1990, 7.200%, 7/01/15

 4,600,000   Dormitory Authority of the State of New York, City University System         7/03 at 100         Aaa          4,604,462
              Consolidated Revenue Bonds, Series 1993F, 5.000%, 7/01/20

 4,500,000   Dormitory Authority of the State of New York, Ithaca College                 7/08 at 101         Aaa          4,513,545
              Insured Revenue Bonds, Series 1998, 5.000%, 7/01/21

 8,440,000   Dormitory Authority of the State of New York, City University System         7/00 at 102         Aaa          9,039,915
              Consolidated Second General Resolution Revenue Bonds,
              Series 1990C, 7.000%, 7/01/14

 4,000,000   New York State Dormitory Authority, Fordham University, Insured              7/08 at 101         Aaa          4,012,040
              Revenue Bonds, Series 1998, 5.000%, 7/01/28

 1,000,000   Nassau County Industrial Development Agency, Civic Facilities Revenue        7/08 at 102         Aaa          1,002,130
              Bonds, Hofstra University Project, Series 1998, 5.000%, 7/01/23
------------------------------------------------------------------------------------------------------------------------------------
             Health Care - 7.4%
             Dormitory Authority of the State of New York, St. Vincent's Hospital and
              Medical Center of New York, FHA Insured Mortgage Revenue
              Bonds, Series 1991:

 5,000,000     7.375%, 8/01/11                                                            8/01 at 102         AAA          5,567,950
 4,150,000     7.400%, 8/01/30                                                            8/01 at 102         AAA          4,588,572

 1,170,000   Dormitory Authority of the State of New York, Maimonides Medical Center,     No Opt. Call        Aaa          1,292,300
              FHA Insured Mortgage Hospital Revenue Bonds, Series 1996B, 5.500%, 8/01/14

 9,250,000   Dormitory Authority of the State of New York, The New York and               2/08 at 101         Aaa          9,226,875
              Presbyterian Hospital, FHA Insured Mortgage Hospital Revenue Bonds,
              Series 1998, 5.000%, 8/01/32

 5,500,000   New York State Medical Care Facilities Finance Agency, St. Luke's-           2/00 at 102         Aaa          5,857,830
              Roosevelt Hospital Center, FHA Insured Mortgage Revenue Bonds,
              1989 Series A, 7.375%, 2/15/19

10,755,000   New York State Medical Care Facilities Finance Agency, North                11/00 at 102       Aaa         11,722,842
              Shore University Hospital, Mortgage Project Revenue Bonds,
              1990 Series 4, 7.200%, 11/01/20
------------------------------------------------------------------------------------------------------------------------------------
             Housing/Multifamily - 6.5%

             New York State Finance Agency, Housing Project Mortgage Revenue Bonds,
              1996 Series A Refunding:
   980,000     6.100%, 11/01/15                                                           5/06 at 102         Aaa          1,073,835
 3,980,000     6.125%, 11/01/20                                                           5/06 at 102         Aaa          4,354,040

 5,000,000   New York State Urban Development Corporation, Section 236                    1/02 at 102         Aaa          5,503,800
              Revenue Bonds Series 1992A, 6.750%, 1/01/26

 4,000,000   New York City Housing Development Corporation, Multi-Unit Mortgage           6/01 at 102         AAA          4,291,520
              Refunding Bonds (FHA Insured Mortgage Loans), 1991 Series A,
              7.350%, 6/01/19

 15,000,000  Pass-Through Certificates of New York City; HDC Multifamily                  11/03 at 100        Aaa         18,491,850
              Housing, Limited Obligation Bonds, Series 1991A, 6.500%, 2/20/19

Portfolio of Investments
Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued) September 30, 1998


 Principal                                                                       Optional Call                              Market
    Amount  Description                                                            Provisions*    Ratings**                  Value
----------------------------------------------------------------------------------------------------------------------------------
            Housing/single Family - 3.2%

$9,820,000  State of New York Mortgage Agency, Homeowner Mortgage                 10/01 at 102          Aa2          $  10,518,398
              Revenue Bonds, Series VV, 7.375%, 10/01/11 (Alternative
              Minimum Tax)

 2,070,000  State of New York Mortgage Agency, Homeowner Mortgage                 10/01 at 102          Aaa              2,223,180
              Revenue Bonds, Series VV, 7.375%, 10/01/11 (Alternative
              Minimum Tax)

 1,500,000  State of New York Mortgage Agency, Homeowner Mortgage                  9/04 at 102          Aaa              1,639,860
              Revenue Bonds, Series 43, 6.450%, 10/01/17

 2,345,000  State of New York Mortgage Agency; Mortgage Revenue Bonds,            10/98 at 100          Aaa              2,350,558
              Eighth Series A, 6.875%, 4/01/17
----------------------------------------------------------------------------------------------------------------------------------
            Tax Obligation/General - 4.3%

 1,200,000  Town of Brookhaven, Suffolk County, New York, Various                 10/02 at 102          Aaa              1,327,824
              Purposes Serial Bonds, 1991 Series B, 6.400%, 10/01/11

            City of Buffalo, New York, Refunding Serial Bonds-1991:
   530,000    6.250%, 2/01/11                                                      2/01 at 101          Aaa                562,632
   760,000    6.250%, 2/01/13                                                      2/01 at 101          Aaa                906,793
   760,000    6.250%, 2/01/15                                                      2/01 at 101          Aaa                806,094

   105,000  The City of New York, General Obligation Bonds, Fiscal 1992        8/02 at 101 1/2          Aaa                114,584
              Series C, Fixed Rate Bonds, Subseries C-1. 6.250%, 8/01/10

    60,000  The City of New York, General Obligation Bonds, 1992 Series        8/02 at 101 1/2          Aaa                 66,557
              C, 6.625%, 8/01/14

 3,100,000  The City of New York, General Obligation Bonds, Fiscal 1991        3/00 at 101 1/2          Aaa              3,295,610
              Series A, 7.250%, 3/15/19

 2,000,000  The City of New York, General Obligation Bonds, Fiscal 1998            8/08 at 101          Aaa              2,026,460
              Series H, 5.125%, 8/01/25

 3,000,000  Town of North Hempstead, Nassau County, New York, General              3/08 at 101          Aaa              2,971,740
              Obligation Refunding Serial Bonds, 1998 Series 8, 4.750%, 3/01/18

 3,500,000  Commonwealth of Puerto Rico, Public Improvement Bonds of               7/08 at 101          Aaa              3,512,180
              1998, 4.875%. 7/01/23

            Rensselaer County, New York, General Obligation Serial Bonds,
              Series 1991:
   960,000  6.700%, 2/15/16                                                       No Opt. Call          Aaa              1,194,710
   960,000  6.700%, 2/15/17                                                       No Opt. Call          Aaa              1,200,605
   960,000  6.700%, 2/15/18                                                       No Opt. Call          Aaa              1,204,493
   960,000  6.700%, 2/15/19                                                       No Opt. Call          Aaa              1,210,637
   960,000  6.700%, 2/15/20                                                       No Opt. Call          Aaa              1,214,832
   747,000  6.700%, 2/15/21                                                       No Opt. Call          Aaa                949,362
--------------------------------------------------------------------------------------------------------------------- ------------
            Tax Obligation/Limited - 14.7%

 5,000,000  Dormitory Authority of the State of New York, Judicial                No Opt. Call         Baa1              5,836,000
              Facilities Lease Revenue Bonds (Suffolk County Issue)
              Series 1991A, 9.500%, 4/15/14

 5,000,000  Dormitory Authority of the State of New York, Leake and                7/04 at 102          Aaa              5,511,100
              Watts Services, Inc., Insured Revenue Bonds, Series
              1994, 6.000%, 7/01/23

 6,400,000  Empire Development Corporation, New York State Urban                   1/06 at 102          Aaa              6,679,168
              Development Corporation, Correctional Capital Facilities
              Revenue Bonds, Series 6, 5.375%, 1/01/25

 4,000,000  New York Medical Care Facilities Finance Agency, Mental                2/02 at 100          Aaa              4,085,440
              Health Services Facilities Improvement Revenue Bonds,
              1992 Series A, 5.500%, 8/15/21

 2,000,000  New York State Environmental Facilities Corporation,                   4/07 at 100          Aaa              2,020,600
              Riverbank State Park, Special Obligation Refunding
              Revenue Bonds, 1996 Series, 5.125%, 4/01/22

 5,625,000  New York State Medical Care Facilities Finance Agency,                 2/02 at 102          Aaa              6,101,269
              Mental Health Services Facilities Improvement Revenue
              Bonds, 1992 Series B, 6.250%, 8/15/18

 2,040,000  New York State Medical Care Facilities Finance Agency,                 8/99 at 102          Aaa              2,142,041
              Mental Health Services Facilities Improvement Revenue
              Bonds, 1989 Series C, 7.375%, 8/15/19

 2,250,000  New York State Medical Care Facilities Finance Agency,                 2/05 at 102          Aaa              2,502,833
              Mental Health Services Facilities Improvement Revenue
              Bonds, 1995 Series A, 6.000%, 2/15/25

 1,000,000  New York State Medical Care Facilities Finance Agency                  8/03 at 102          Aaa              1,021,040
              Mental Health Services Facilities Improvement Revenue
              Bonds, 1993 Series D, 5.250%, 8/15/23

  Principal                                                                                  Optional Call                 Market
     Amount   Description                                                                     Provisions*   Ratings**       Value
------------------------------------------------------------------------------------------------------------------------------------
              Tax Obligation/Limited (continued)

$ 1,720,000   New York State Urban Development Corporation, Youth Facilities                  4/04 at 102         Aaa    $ 1,840,710
                Revenue Bonds, Series 1994, 5.700%, 4/01/14

  1,000,000   Battery Park City Authority, Senior Revenue Bonds, Series 1993A,               11/03 at 102         Aaa      1,028,830
                 5.250%, 11/01/17

  6,000,000   Metropolitan Transportation  Authority, Dedicated Tax Fund Bonds,               4/08 at 101         Aaa      5,883,300
                Series 1998A, 4.750%, 4/01/28

 12,000,000   Triborough Bridge and Tunnel Authority, Special Obligation Refunding            1/01 at 102         Aaa     12,919,080
                Bonds, Series 1991A, 6.625%, 1/01/17

              Triborough Bridge and Tunnel Authority; Special Obligation Refunding
              Bonds, Series 1991B:
 14,000,000     7.100%, 1/01/10                                                               1/01 at 102         Aaa     15,212,680
  3,500,000     6.875%, 1/01/15                                                               1/01 at 102         Aaa      3,786,755
------------------------------------------------------------------------------------------------------------------------------------
              Transportation - 6.1%

  3,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue              7/08 at 101         Aaa      3,009,030
                Bonds, Series 1998A, 5.000%, 7/01/23

  5,000,000   Metropolitan Transportation Authority, Transit Facilities Revenue           7/02 at 101 1/2         Aaa      5,464,600
                Bonds, Series K, 6.250%, 7/01/11

  7,900,000   Monroe County Airport Authority, Greater Rochester International Airport,       1/00 at 102         Aaa      8,361,834
                Revenue Bonds, Series 1989, 7.250%, 1/01/19 (Alternative Minimum Tax)

  3,800,000   New York City Industrial Development Agency, Amended and Restated              11/04 at 102         Aaa      4,140,252
                Industrial Development Revenue Bonds (1991 Japan Airlines Company,
                Ltd. Project), 6.000%, 11/01/15 (Alternative Minimum Tax)

 10,000,000   The Port Authority of New York and New Jersey, Consolidated Bonds,             11/01 at 101         AA-     10,763,300
                Seventy-Sixth Series, 6.500%, 11/01/26 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
              U.S. Guaranteed - 31.7%

  5,000,000   Dormitory Authority of the State of  New York, State University                 5/00 at 102         Aaa      5,381,700
                Educational Facilities, Revenue Bonds, Series 1989B, 7.250%, 5/15/15
                (Pre-refunded to 5/15/00)

  1,000,000   Dormitory Authority of the State of New York, State University                  5/00 at 102         Aaa      1,072,430
                Educational Facilities Revenue Bonds, Series 1990C, 7.000%, 5/15/18
                (Pre-refunded to 5/15/00)

 10,930,000   Dormitory Authority of the State of New York, Ithaca College, Insured           7/01 at 102         Aaa     11,869,543
                Revenue Bonds, Series 1991, 6.250%, 7/01/21 (Pre-refunded to 7/01/01)

  5,000,000   Dormitory Authority of the State of  New York, State University                 5/02 at 102         Aaa      5,599,300
                Educational Facilities, Revenue Bonds, Series 1991A, 6.750%, 5/15/21
                (Pre-refunded to 5/15/02)

 10,380,000   Dormitory Authority of the State of New York, Fordham University, Insured       7/00 at 102         Aaa     11,206,248
                Revenue Bonds, Series 1990, 7.200%, 7/01/15 (Pre-refunded to 7/01/00)

  3,560,000   New York State Dormitory Authority, City University System Consolidated         7/00 at 102         Aaa      3,831,379
                Second General Resolution Revenue Bonds, Series 1990-C, 7.000%, 7/01/14
                (Pre-refunded to 7/01/00)

  8,945,000   New York State Medical Care Facilities Finance Agency, St. Luke's-              2/00 at 102         Aaa      9,574,907
                Roosevelt Hospital Center, FHA Insured Mortgage Revenue Bonds, 1989
                Series B,  7.450%, 2/15/29 (Pre-refunded to 2/15/00)

  7,815,000   New York State Medical Care Facilities Finance Agency, Mental Health            8/99 at 102         Aaa      8,238,026
                Services Facilities Improvement Revenue Bonds, 1989 Series C, 7.375%,
                8/15/19 (Pre-refunded to 8/15/99)

  5,000,000   New York State Medical Care Facilities Finance Agency, New York                 2/05 at 102         Aaa      5,884,050
              Hospital, FHA Insured Mortgage Revenue Bonds, 1994 Series A (AMBAC
              Insured Series), 6.800%, 8/15/24 (Pre-refunded to 2/15/05)
              State of New York, Serial Bonds:
  4,055,000     6.750%, 8/01/08 (Pre-refunded to 8/01/01)                                     8/01 at 102         Aaa      4,465,082
  4,055,000     6.750%, 8/01/10 (Pre-refunded to 8/01/01)                                     8/01 at 102         Aaa      4,465,082

  5,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue Bonds,       7/02 at 102         Aaa      5,528,800
                Series 1992B, 6.250%, 7/01/17 (Pre-refunded to 7/01/02)

  1,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue              7/06 at 102         Aaa      1,151,540
                Bonds, Series 1996-A, 6.000%, 7/01/21 (Pre-refunded to 7/01/06)

  5,000,000   Nassau County Industrial Development  Agency, Civic Facility Revenue Bonds      8/01 at 102         Aaa      5,505,650
                (Hofstra University Project-Series 1991), 6.750%, 8/01/11 (Pre-refunded to 8/01/01)

Portfolio of Investments
Nuveen New York Select Quality Municipal Fund, Inc. (NVN) (continued) September 30, 1998

Principal                                                                                 Optional Call                     Market
   Amount    Description                                                                    Provisions*   Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
             U.S. Guaranteed (continued)

$ 4,895,000  The City of New York, General Obligation Bonds, Fiscal 1992                8/02 at 101 1/2         Aaa      $ 5,399,772
               Series C, Fixed Rate Bonds, Subseries C-1, 6.250%, 8/01 /10
               (Pre-refunded to 8/01/02)

  4,940,000  The City of New York, General Obligation Bonds, 1992 Series C,             8/02 at 101 1/2         Aaa        5,515,115
               6.625%, 8/01/14 (Pre-refunded to 8/01/02)

  1,500,000  The City of New York, General Obligation Bonds, Fiscal 1991                3/00 at 101 1/2         Aaa        1,599,525
               Series A, 7.250%, 3/15/18

  3,000,000  The City of New York, General Obligation Bonds, Fiscal 1990                   10/99 at 100         Aaa        3,097,170
               Series B, 7.000%, 10/01/19

             New York City Educational Construction Fund, Revenue Bonds,
               1989 Series A:
  1,700,000    7.000%, 10/01/06 (Pre-refunded to 10/01/99)                             10/99 at 101 1/2         Aaa        1,785,952
 12,500,000    7.125%, 4/01/13 (Pre-refunded to 10/01/99)                              10/99 at 101 1/2         Aaa       13,147,375

  3,200,000  New York City Municipal Water Finance Authority, Water and Sewer           6/00 at 101 1/2         Aaa        3,450,944
               System Revenue Bonds, Fiscal 1991 Series A, 7.500%, 6/15/19
               (Pre-refunded to 6/15/00)

  5,000,000  New York City Municipal Water Finance Authority, Water and Sewer           6/01 at 101 1/2         Aaa        5,497,900
               System Revenue Bonds, Fiscal 1991 Series C, 7.000%, 6/15/16
               (Pre-refunded to 6/15/01)

  2,780,000  New York City Transit Authority, Transit Facilities Revenue                    1/00 at 102         Aaa        2,966,538
               Bonds, Series 1990 (Livingston Plaza Project), 7.500%, 1/01/20
               (Pre-refunded to 1/01/00)

  5,000,000  The Trust for Cultural Resources of The City of New York, Revenue              4/01 at 102         Aaa        5,479,050
               Refunding Bonds, Series 1991A (The American Museum of Natural History),
               6.900%, 4/01/21 (Pre-refunded to 4/01/01)

  5,000,000  The Trust for Cultural Resources of The City of New York, Revenue              1/02 at 102         Aaa        5,531,900
               Refunding Bonds, Series 1991A (The Museum of Modern Art), 6.625%,
               1/01/19 (Pre-refunded to 1/01/02)

             County of Suffolk, New York, Public Improvement Bonds, 1991 Series A:
    790,000    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          867,776
    745,000    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          818,345
    720,000    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          790,884
    730,000    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          801,869
    735,000    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          807,361
    250,000    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          274,613
    245,000    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          269,120
    245,000    6.500%, 10/01/18 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          269,120
    240,000    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          263,628

             County of Suffolk, New York, Public Improvement Bonds, 1991 Series B:
    265,000    6.500%, 10/01/11 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          291,089
    265,000    6.500%, 10/01/12 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          291,089
    270,000    6.500%, 10/01/13 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          296,582
    275,000    6.500%, 10/01/14 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          302,074
    280,000    6.500%, 10/01/15 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          307,566
    275,000    6.500%, 10/01/16 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          302,074
    280,000    6.500%, 10/01/17 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          307,566
    285,000    6.500%, 10/01/19 (Pre-refunded to 10/01/01)                                 10/01 at 102         Aaa          313,058

 17,945,000    Triborough Bridge and Tunnel Authority, General Purpose Revenue              1/01 at 102         Aaa       19,569,381
                 Bonds, Series T, 7.000%, 1/01/20 (Pre-refunded to 1/01/01)
------------------------------------------------------------------------------------------------------------------------------------
               Utilities - 10.0%

 13,275,000    Dormitory Authority of the State of New York, Judicial Facilities            4/01 at 102         Aaa       14,503,734
                 Lease Revenue Bonds (Suffolk County Issue), Series 1991B, 7.000%,
                 4/15/16

 14,000,000    New York State Energy Research and Development Authority, Electric           1/00 at 101           A1      14,718,760
                 Facilities Revenue Bonds, Series 1991 A (Consolidated Edison Company
                 of New York, Inc. Project), 7.500%, 1/01/26 (Alternative Minimum Tax)

 11,000,000    New York State Energy Research and Development Authority,                    5/02 at 102          Aaa      12,084,270
                 Adjustable Rate Gas Facilities Revenue Bonds, Series 1989B (The
                 Brooklyn Union Gas Company Project), 6.750%, 2/01/24  (Alternative
                 Minimum Tax)

Principal                                                                                Optional Call                    Market
 Amount        Description                                                                  Provision*   Ratings**        Value
------------------------------------------------------------------------------------------------------------------------------------
               Utilities (continued)

$  3,000,000   New York State Energy Research and Development Authority, Pollution        10/01 at 102         Aaa     $  3,272,670
                 Control Refunding Revenue Bonds (Niagara Mohawk Power Corporation
                 Project), 1991 Series A, 6.625%, 10/01/13

   1,000,000   New York State Energy Research and Development Authority, Adjustable        7/05 at 102         Aaa        1,105,880
                 Rate Pollution Control Revenue Bonds (New York State Electric and
                 Gas Corporation Project), 1987 Series A, 6.150%, 7/01/26 (Alternative
                 Minimum Tax)

   2,500,000   New York State Energy Research and Development Authority, Facilities        1/01 at 101         Aaa        2,662,400
                 Revenue Bonds, Series 1992 A (Consolidated Edison Company of New
                 York, Inc. Project), 6.750%, 1/15/27 (Alternative Minimum Tax)

   3,500,000   New York State Energy Research and Development Authority, Facilities       12/01 at 101         Aaa        3,773,070
                 Revenue Bonds, Series 1992 B (Consolidated Edison Company of New
                 York, Inc. Project), 6.375%, 12/01/27 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Water and Sewer - 3.2%

   5,000,000   New York State Environmental Facilities Corporation, State Water            9/00 at 102         Aaa        5,410,050
                 Pollution Control Revolving Fund Revenue Bonds, Series 1991 B (Pooled
                 Loan Issue), 7.100%, 9/15/11

   1,300,000   New York State Environmental Facilities Corporation, Water Facilities       6/02 at 102         Aaa        1,422,044
                 Revenue Bonds, Series 1992 (The New Rochelle Water Company Project),
                 6.400%, 12/01/24 (Alternative Minimum Tax)

   8,500,000   New York City, Municipal Water Finance Authority, Water and Sewer System    6/07 at 101         Aaa        8,596,560
                 Revenue Bonds, Fiscal 1998 Series B, 5.125%, 6/15/30

   1,000,000   New York City, Municipal Water Finance Authority, Water and Sewer           6/08 at 101         Aaa          978,450
                 System Revenue Bonds, Fiscal 1998 Series D, 4.750%. 6/15/25
-----------------------------------------------------------------------------------------------------------------------------------
$474,692,000   Total Investments - (cost $468,885,630) - 98.8%                                                          513,199,689
============-----------------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities - 0.1%

$    700,000   The City of New York, General Obligation Bonds, Fiscal 1995                                  VMIG-1          700,000
============     Series B, Variable Rate Demand Bonds, 3.950%, 8/15/05+
               --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.1%                                                                       5,717,567
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $519,617,256
               ===================================================================================================================








                 All of the bonds in the portfolio, excluding temporary investments in short-term municipal securities, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               * Optional Call Provisions (not covered by the report of
                 independent auditors): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

              ** Ratings (not covered by the report of independent auditors):
                 Using the higher of Standard & Poor's or Moody's rating.

               + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

                                 See accompanying notes to financial statements.

Statement of Net Assets
September 30, 1998

                                              New York           New York            New York          New York
                                                 Value   Performance Plus  Investment Quality    Select Quality
---------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities,
  at market value (note 1)                $154,712,035       $344,811,131        $389,841,418      $513,199,689
Temporary investments in short-term
  municipal securities, at amortized
  cost, which approximates market
  value (note 1)                               700,000          1,500,000           1,100,000           700,000
Receivables:
  Interest                                   2,412,512          6,044,635           7,207,790         8,653,752
  Investments sold                             387,600          1,365,000           3,070,000                --
Other assets                                    10,118             35,893              23,703            30,101
---------------------------------------------------------------------------------------------------------------
       Total assets                        158,222,265        353,756,659         401,242,911       522,583,542
---------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                 273,126          1,313,506             934,742           507,123
Payable for investments purchased                   --          6,051,292                  --                --
Accrued expenses:
  Management fees (note 6)                      76,135            180,187             207,828           269,698
  Other                                        129,289            164,563             195,666           195,046
Preferred share dividends payable                  N/A             47,999              25,729            87,772
Common share dividends payable                 657,736          1,324,792           1,506,452         1,906,647
---------------------------------------------------------------------------------------------------------------
       Total liabilities                     1,136,286          9,082,339           2,870,417         2,966,286
---------------------------------------------------------------------------------------------------------------
Net assets (note 7)                       $157,085,979       $344,674,320        $398,372,494      $519,617,256
===============================================================================================================
Preferred shares, at liquidation value             N/A       $104,300,000        $120,000,000      $150,000,000
===============================================================================================================
Preferred shares outstanding                       N/A              4,172               4,800             6,000
===============================================================================================================
Common shares outstanding                   15,120,364         14,802,145          17,516,878        23,110,875
===============================================================================================================
Net asset value per Common
  share outstanding (net assets less
  Preferred shares at liquidation
  value, divided by Common
  shares outstanding)                     $      10.39       $      16.24        $      15.89      $      15.99
===============================================================================================================

                                                                          Insured
                                                    New York             New York
                                              Quality Income       Premium Income
---------------------------------------------------------------------------------
Assets
Investments in municipal securities,
  at market value (note 1)                      $542,010,187         $191,902,115
Temporary investments in short-term
  municipal securities, at amortized
  cost, which approximates market
  value (note 1)                                     500,000              400,000
Receivables:
  Interest                                         8,707,559            2,827,478
  Investments sold                                        --                   --
Other assets                                          32,899               13,926
---------------------------------------------------------------------------------
       Total assets                              551,250,645          195,143,519
---------------------------------------------------------------------------------
Liabilities
Cash overdraft                                        55,633               17,561
Payable for investments purchased                         --                   --
Accrued expenses:
  Management fees (note 6)                           284,039              102,388
  Other                                              182,506              142,015
Preferred share dividends payable                     75,273               10,696
Common share dividends payable                     1,857,718              565,027
---------------------------------------------------------------------------------
       Total liabilities                           2,455,169              837,687
---------------------------------------------------------------------------------
Net assets (note 7)                             $548,795,476         $194,305,832
=================================================================================
Preferred shares, at liquidation value          $170,000,000         $ 65,000,000
=================================================================================
Preferred shares outstanding                           6,800                2,600
=================================================================================
Common shares outstanding                         23,816,900            8,248,566
=================================================================================
Net asset value per Common
  share outstanding (net assets less
  Preferred shares at liquidation
  value, divided by Common
  shares outstanding)                           $      15.90         $      15.68
=================================================================================

N/A - Fund is not authorized to issue Preferred Shares.

                                 See accompanying notes to financial statements.

Statement of Operations
Year Ended September 30, 1998

                                                                                                                          Insured
                                                           New York        New York        New York      New York        New York
                                           New York     Performance      Investment          Select       Quality         Premium
                                              Value            Plus         Quality         Quality        Income          Income
---------------------------------------------------------------------------------------------------------------------------------
Investment Income (note 1)              $ 9,462,613     $22,037,295     $24,994,013     $31,557,386    $31,595,767    $10,373,279
---------------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                    931,607       2,184,956       2,520,830       3,263,170      3,430,243      1,228,928

Preferred shares - auction fees                 N/A         260,749         300,001         375,001        424,999        162,502

Preferred shares - dividend
  disbursing agent fees                         N/A          29,999          19,998          19,998         29,999         19,998

Shareholders' servicing agent
  fees and expenses                          56,024          53,360          45,466          46,293         45,798         17,022

Custodian's fees and expenses                44,310          63,992          67,348          80,007         81,568         47,045

Directors' fees and expenses (note 6)         1,401           3,107           3,593           4,658          4,892          1,701

Professional fees                            16,973          18,040          18,208          18,533         18,603         17,960

Shareholders' reports - printing
  and mailing expenses                       64,676          90,280          99,038         122,895        129,104         53,007

Stock exchange listing fees                  24,908          24,911          24,999          33,357         32,573         16,170

Investor relations expense                   15,924          29,878          32,938          41,071         42,812         15,181

Portfolio insurance expense                     --              --          105,418         132,630         27,866         20,575

Other expenses                                8,655          23,309          26,535          31,353         31,635         17,073
---------------------------------------------------------------------------------------------------------------------------------
Total expenses                            1,164,478       2,782,581       3,264,372       4,168,966      4,300,092      1,617,162
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                     8,298,135      19,254,714      21,729,641      27,388,420     27,295,675      8,756,117
---------------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized
Gain (Loss) from Investments
Net realized gain from investment
  transactions (notes 1 and 4)            1,468,661       2,099,484       1,933,637       1,321,723        989,837        794,190

Net change in unrealized appreciation
  or depreciation of investments          1,486,634      (1,976,859)       (428,616)      1,048,429      5,915,060      5,335,299
---------------------------------------------------------------------------------------------------------------------------------
Net gain from investments                 2,955,295         122,625       1,505,021       2,370,152      6,904,897      6,129,489
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from operations                       $11,253,430     $19,377,339     $23,234,662     $29,758,572    $34,200,572    $14,885,606
=================================================================================================================================

N/A - Fund is not authorized to issue Preferred Shares.





                                See accompanying notes to financial statements.

Statement of Changes in Net Assets





                                          New York Value              New York Performance Plus       New York Investment Quality
                                    ---------------------------     -----------------------------     ---------------------------
                                     Year Ended     Year Ended       Year Ended      Year Ended,       Year Ended     Year Ended
                                      9/30/98        9/30/97          9/30/98          9/30/97          9/30/98         9/30/97
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income               $  8,298,135   $  9,296,198     $ 19,254,714     $ 19,742,873     $ 21,729,641   $ 22,410,376
Net realized gain from investment
  transactions (notes 1 and 4)         1,468,661      2,270,242        2,099,484          885,201        1,933,637        176,218
Net change in unrealized
  appreciation or depreciation
  of investments                       1,486,634     (1,376,339)      (1,976,859)        (350,482)        (428,616)      (693,456)
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from operations                     11,253,430     10,190,101       19,377,339       20,277,592       23,234,662     21,893,138
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
  (note 1)
From undistributed net
  investment income:
  Common shareholders                 (8,299,761)    (9,315,828)     (16,007,084)     (16,214,120)     (18,489,907)   (18,482,364)
  Preferred shareholders                     N/A            N/A       (3,395,042)      (3,458,793)      (3,875,037)    (3,888,069)
From accumulated net realized gain
  from investment transactions:
  Common shareholders                 (1,378,269)      (107,163)              --               --         (236,971)      (416,639)
  Preferred shareholders                     N/A            N/A               --               --          (49,109)       (91,224)
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders       (9,678,030)    (9,422,991)     (19,402,126)     (19,672,913)     (22,651,024)   (22,878,296)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions (note 2)
Net proceeds from Common shares
  issued to shareholders due to
  reinvestment of distributions        1,212,773      1,682,801        2,379,076        2,355,206        2,220,112      2,364,645
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets             2,788,173      2,449,911        2,354,289        2,959,885        2,803,750      1,379,487
Net assets at beginning of year      154,297,806    151,847,895      342,320,031      339,360,146      395,568,744    394,189,257
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year           $157,085,979   $154,297,806     $344,674,320     $342,320,031     $398,372,494   $395,568,744
---------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net
  investment income at end of year  $     54,219   $     55,845     $    517,376     $    664,788     $    590,846   $  1,226,149
---------------------------------------------------------------------------------------------------------------------------------

                                      New York Select Quality          New York Quality Income    Insured New York Premium Income
                                    ---------------------------     ----------------------------- -----------------------------
                                     Year Ended     Year Ended       Year Ended       Year Ended      Year Ended       Year Ended
                                      9/30/98        9/30/97          9/30/98          9/30/97         9/30/98         9/30/97
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income               $ 27,388,420   $ 27,598,104     $ 27,295,675     $ 27,494,585     $  8,756,117   $  8,829,704
Net realized gain (loss) from
  investment transactions
  (notes 1 and 4)                      1,321,723        (98,622)         989,837          597,191          794,190       (694,840)
Net change in unrealized
  appreciation or depreciation
  of investments                       1,048,429      2,803,071        5,915,060        8,255,873        5,335,299      6,323,270
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
  from operations                     29,758,572     30,302,553       34,200,572       36,347,649       14,885,606     14,458,134
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
  (note 1)
From undistributed net
  investment income:
  Common shareholders                (22,762,023)   (22,496,588)     (22,202,539)     (21,998,285)      (6,765,972)    (6,754,836)
  Preferred shareholders              (5,021,632)    (4,899,015)      (5,593,080)      (5,531,743)      (2,105,104)    (2,066,404)
From accumulated net realized
  gain from investment transactions:
  Common shareholders                         --       (282,980)        (511,676)        (680,173)              --             --
  Preferred shareholders                      --        (61,908)        (129,543)        (176,348)              --             --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from
  distributions to shareholders      (27,783,655)   (27,740,491)     (28,436,838)     (28,386,549)      (8,871,076)    (8,821,240)
---------------------------------------------------------------------------------------------------------------------------------
Capital Share Transactions
  (note 2)
Net proceeds from Common shares
  issued to shareholders due to
  reinvestment of distributions        4,348,938      4,603,400        3,704,412        2,432,567          478,559             --
---------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets             6,323,855      7,165,462        9,468,146       10,393,667        6,493,089      5,636,894
Net assets at beginning of year      513,293,401    506,127,939      539,327,330      528,933,663      187,812,743    182,175,849
---------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year           $519,617,256   $513,293,401     $548,795,476     $539,327,330     $194,305,832   $187,812,743
---------------------------------------------------------------------------------------------------------------------------------
Balance of undistributed net
  investment income at end of
  year                              $    618,984   $  1,014,219     $    757,229     $  1,257,173     $    446,440   $    561,399
---------------------------------------------------------------------------------------------------------------------------------
N/A - Fund is not authorized to issue Preferred Shares.                           See accompanying notes to financial statements.

Notes to Financial Statements:
------------------------------

1. General Information and Significant Accounting Policies

The New York Funds (the "Funds") covered in this report and their corresponding New York Stock Exchange symbols are Nuveen New York Municipal Value Fund, Inc.
(NNY), Nuveen New York Performance Plus Municipal Fund, Inc. (NNP), Nuveen New York Investment Quality Municipal Fund, Inc. (NVN), Nuveen New York Select Quality Municipal Fund, Inc. (NVN), Nuveen New York Quality Income Municipal Fund, Inc. (NUN) and Nuveen Insured New York Premium Income Municipal Fund, Inc.
(NNF).

New York Value is not authorized by its Articles of Incorporation to issue Preferred shares. Therefore, in the Notes to Financial Statements "N/A" represents not-applicable.

Each Fund invests primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of New York. The Funds are registered under the Investment Company Act of 1940 as closed-end, diversified management investment companies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade-date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. The securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At September 30, 1998, New York Performance Plus had an outstanding delayed delivery purchase commitment of $6,051,292. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount realized from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per Common share for New York Value and $.01 per Common share for the other Funds. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and New York state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended September 30, 1998, have been designated Exempt Interest Dividends. Net realized capital gain and market discount distributions are subject to federal taxation.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Preferred Shares
The Funds below have issued and outstanding $25,000 stated value Preferred shares. Each Fund's Preferred shares are issued in more than one Series. The dividend rate on each Series may change every seven days, as set by the auction agent. The number of shares outstanding, by Series and in total, for each Fund is as follows:

                                                                        Insured
                        New York     New York    New York   New York   New York
                     Performance   Investment      Select    Quality    Premium
                            Plus      Quality     Quality     Income     Income
-------------------------------------------------------------------------------
Number of shares:
  Series M                 1,600            -           -      2,200      1,320
  Series T                     -        2,400           -          -      1,280
  Series W                 2,000            -       2,400      2,200          -
  Series Th                    -            -       3,600      2,400          -
  Series F                   572        2,400           -          -          -
-------------------------------------------------------------------------------
Total                      4,172        4,800       6,000      6,800      2,600
===============================================================================

Insurance
New York Investment Quality, New York Select Quality, New York Quality Income and Insured New York Premium Income invest in municipal securities which are either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Funds' shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Derivative Financial Instruments
The Funds may invest in transactions in certain derivative financial instruments including futures, forward, swap, option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the fiscal year ended September 30, 1998.

Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from these estimates.

2. Fund Shares
Transactions in Common shares were as follows:

                                                                   New York Value            New York Performance Plus
                                                            ----------------------------------------------------------
                                                              Year Ended    Year Ended        Year Ended   Year Ended
                                                                9/30/98       9/30/97           9/30/98      9/30/97
----------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                          116,219       161,496           133,661      134,942
======================================================================================================================

                                                             New York Investment Quality       New York Select Quality
                                                            ----------------------------------------------------------
                                                              Year Ended     Year Ended        Year Ended   Year Ended
                                                                9/30/98        9/30/97           9/30/98      9/30/97
----------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                          125,667        138,095           258,860      285,405
======================================================================================================================




                                                                                                 Insured New York
                                                                New York Quality Income           Premium Income
                                                            ----------------------------------------------------------
                                                               Year Ended    Year Ended      Year Ended    Year Ended
                                                                 9/30/98       9/30/97         9/30/98       9/30/97
----------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders
   due to reinvestment of distributions                           227,308       154,902          31,006            --
======================================================================================================================

3. Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid November 2, 1998, to shareholders of record on October 15, 1998, as follows:

                                                                                                         Insured
                                                      New York      New York    New York    New York    New York
                                       New York    Performance    Investment      Select     Quality     Premium
                                          Value           Plus       Quality     Quality      Income      Income
----------------------------------------------------------------------------------------------------------------
Dividend per share                       $.0435         $.0895        $.0860      $.0825      $.0780      $.0685
================================================================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments during the fiscal year ended September 30, 1998, were as follows:

                                                                                                                          Insured
                                                             New York       New York       New York       New York       New York
                                             New York     Performance     Investment         Select        Quality        Premium
                                                Value            Plus        Quality        Quality         Income         Income
---------------------------------------------------------------------------------------------------------------------------------
Purchases:
   Investments in municipal securities    $54,137,631    $108,526,955    $78,782,150    $59,376,509    $67,884,413    $31,336,905
   Temporary municipal investments         33,000,000      49,200,000     33,460,000     22,600,000     23,225,000      7,900,000
Sales and Maturities:
   Investments in municipal securities     54,407,776     101,335,686     79,832,233     54,315,489     65,344,727     28,520,903
   Temporary municipal investments         32,700,000      48,800,000     33,260,000     23,100,000     23,225,000     10,200,000
=================================================================================================================================

At September 30, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At September 30, 1998, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                    Insured
                                   New York        New York
                                Performance         Premium
                                       Plus          Income
-----------------------------------------------------------
Expiration year
  2002                             $     --      $1,457,571
  2003                                   --           3,373
  2004                              468,497       2,802,391
  2005                                   --         540,548
-----------------------------------------------------------
Total                              $468,497      $4,803,883
===========================================================

5. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments at September 30, 1998, were as follows:

                                                                                                                       Insured
                                                      New York        New York        New York        New York        New York
                                      New York     Performance      Investment          Select         Quality         Premium
                                         Value            Plus         Quality         Quality          Income          Income
------------------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                    $11,152,337     $24,672,305     $29,962,077     $44,314,059     $45,624,086     $16,441,617
   depreciation                             --              --              --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation        $11,152,337     $24,672,305     $29,962,077     $44,314,059     $45,624,086     $16,441,617
==============================================================================================================================

6. Management Fee and Other Transactions with Affiliates
Under New York Value's investment management agreement with Nuveen Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, the Fund pays an annual management fee, payable monthly, of .35 of 1% of the average daily net asset value of the Fund, as well as 4.125% of the gross interest income of the Fund.

Under the Funds' (excluding New York Value) investment management agreements with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily net asset value of each Fund as follows:

Average Daily Net Asset Value                  Management Fee
-------------------------------------------------------------
For the first $125 million                        .6500 of 1%
For the next $125 million                         .6375 of 1
For the next $250 million                         .6250 of 1
For the next $500 million                         .6125 of 1
For the next $1 billion                           .6000 of 1
For net assets over $2 billion                    .5875 of 1
=============================================================

The fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors who are affiliated with the Adviser or to their officers, all of whom receive remuneration for their services to the Funds from the Adviser.

7. Composition of Net Assets
At September 30, 1998, net assets consisted of:

                                                                                                                         Insured
                                                       New York        New York         New York        New York        New York
                                       New York     Performance      Investment           Select         Quality         Premium
                                          Value            Plus         Quality          Quality          Income          Income
--------------------------------------------------------------------------------------------------------------------------------
Preferred shares, $25,000
   stated value per share,
   at liquidation value            $        N/A    $104,300,000    $120,000,000    $ 150,000,000    $170,000,000    $ 65,000,000

Common shares, $.01 par
   value per share                      151,204         148,021         175,169          231,109         238,169          82,486

Paid-in surplus                     144,261,019     215,505,115     245,822,362      323,230,003     331,230,182     117,139,179

Balance of undistributed
   net investment income                 54,219         517,376         590,846          618,984         757,229         446,440

Accumulated net realized gain
   (loss) from investment
   transactions                       1,467,200        (468,497)      1,822,040        1,223,101         945,810      (4,803,885)

Net unrealized appreciation
   of investments                    11,152,337      24,672,305      29,962,077       44,314,059      45,624,086      16,441,612
--------------------------------------------------------------------------------------------------------------------------------
Net assets                         $157,085,979    $344,674,320    $398,372,494    $ 519,617,256    $548,795,476    $194,305,832
================================================================================================================================
Authorized shares

   Common                           250,000,000     200,000,000     200,000,000      200,000,000     200,000,000     200,000,000

   Preferred                                N/A       1,000,000       1,000,000        1,000,000       1,000,000       1,000,000
================================================================================================================================

                Financial Highlights
                Selected data for a Common share outstanding throughout each period is as follows:


                                  Investment Operationss                               Less Distributions
                             --------------------------------   -------------------------------------------------------------------
                                                 Net                    Net             Net
                                           Realized/             Investment      Investment         Capital         Capital
                 Begenning          Net   Unrealized                 Income          Income           Gains           Gains
                 Net Asset   Investment   lnvestment              To Common    To Preferred       To Common    To Preferred
                     Value       Income   Gain (Loss)   Total   Shareholders   Shareholders+   Shareholders   Shareholders+   Total
-----------------------------------------------------------------------------------------------------------------------------------
New York Value
Year Ended 9/30:
    1998            $10.28        $ .55        $  .20  $  .75        $  (.55)        $   N/A          $(.09)          $ N/A  $ (.64)
    1997             10.23          .62           .06     .68           (.62)            N/A           (.01)            N/A    (.63)
    1996             10.44          .64          (.15)    .49           (.66)            N/A           (.04)            N/A    (.70)
    1995             10.39          .66           .06     .72           (.67)            N/A             --             N/A    (.67)
    1994             10.99          .66          (.57)    .09           (.67)            N/A           (.02)            N/A    (.69)

New York Performance Plus
Year Ended 9/30:
    1998             16.23         1.31           .02    1.33          (1.09)           (.23)            --              --   (1.32)
    1997             16.17         1.35           .06    1.41          (1.11)           (.24)            --              --   (1.35)
    1996             16.41         1.36          (.22)   1.14          (1.13)           (.25)            --              --   (0.38)
    1995             15.91         1.37           .52    1.89          (1.12)           (.27)            --              --   (1.39)
    1994             17.24         1.36         (1.29)    .07          (1.13)           (.27]            --              --   (1.40)

New York Investment Quality
Year Ended 9/30:
    1998             15.85         1.24           .09    1.33          (1.06)           (.22)          (.01)             --   (1.29)
    1997             15.89         1.29          (.01)   1.28          (1.07)           (.22)          (.02)           (.01)  (1.32)
    1996             16.16         1.30          (.25)   1.05          (1.05)           (.24)          (.02)           (.01)  (1.32)
    1995             15.71         1.30           .48    1.78          (1.05)           (.28)            --              --   (1.33)
    1994             17.29         1.30         (1.56)   (.26)         (1.08)           (.24)            --              --   (1.32)

New York Select Quality
Year Ended 9/30:
    1998             15.90         1.19           .11    1.30           (.99)           (.22)            --              --   (1.21)
    1997             15.78         1.21           .13    1.34           (.99)           (.22)          (.01)             --   (1.22)
    1996             15.90         1.22          (.06)   1.16          (1.01)           (.23)          (.03)           (.01)  (1.28)
    1995             15.24         1.23           .69    1.92          (1.01)           (.25)            --              --   (1.26)
    1994             17.03         1.22         (1.76)   (.54)         (1.06)           (.18)          (.01)             --   (1.25)

New York Quality Income
Year Ended 9/30:
    1998             15.66         1.15           .30    1.45           (.94)           (.24)          (.02)           (.01)  (1.21)
    1997             15.32         1.17           .39    1.56           (.94)           (.24)          (.03)           (.01)  (1.22)
    1996             15.31         1.19           .04    1.23           (.94)           (.25)          (.02)           (.01)  (1.22)
    1995             14.51         1.19           .84    2.03           (.94)           (.27)          (.02)             --   (1.23)
    1994             16.50         1.18         (1.96)   (.78)          (.95)           (.24)          (.02)             --   (1.21)

Insured New York Premium Income
Year Ended 9/30:
    1998             14.95         1.06           .75    1.81           (.82)           (.26)            --              --   (0.08)
    1997             14.26         1.07           .69    1.76           (.82)           (.25)            --              --   (1.07)
    1996             13.92         1.08           .33    1.41           (.80)           (.27)            --              --   (1.07)
    1995             12.74         1.08          1.20    2.28           (.81)           (.29)            --              --   (1.10)
    1994             15.34         1.05         (2.62)  (1.57)          (.84)           (.19)            --              --   (1.03)
-----------------------------------------------------------------------------------------------------------------------------------

N/A  Fund is not authorized to issue Preferred shares.
* Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Net Asset Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in net asset value per share.
     Total returns are not annualized.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to preferred shareholders.

                                         Total Returns                         Ratios/Supplemental Data
                                  ----------------------------    -----------------------------------------------------
                                                                                              Ratio of Net
                                                                                   Ratio of     Investment
        Ending                                                       Ending     Expenses to      Income to   Portfolio
     Net Asset          Ending        Based on    Based on Net    Net Assets        Average        Average    Turnover
         Value    Market Value    Market Value*    Asset Value*        (000)     Net Assets++   Net Assets++      Rate
-----------------------------------------------------------------------------------------------------------------------


        $10.39        $10.1250             .87%           7.57%     $157,086            .75%          5.37%         36%
         10.28         10.6875            8.11            6.87       154,298            .79           6.10          28
         10.23         10.5000            8.07            4.85       151,848            .83           6.16           7
         10.44         10.3750            5.33            7.24       124,484            .80           6.38          12
         10.39         10.5000            (.77)            .78       122,311            .84           6.16           4


         16.24         17.7500             .63            7.00       344,674            .81           5.63          30
         16.23         18.7500           15.77            7.49       342,320            .81           5.81           7
         16.17         17.2500           10.76            5.53       339,360            .82           5.76           2
         16.41         16.6250           12.43           10.62       340,246            .86           5.86          15
         15.91         15.8750           (5.07)          (1.22)      163,591            .87           5.76           2


         15.89         17.5000            2.60            7.27       398,372            .82           5.49          20
         15.85         18.1250           14.40            6.84       395,569            .82           5.69           2
         15.89         16.8750            9.01            5.09       394,189            .82           5.63           4
         16.16         16.5000           15.87            9.98       396,012            .84           5.73           4
         15.71         15.2500           (6.26)          (2.97)      387,955            .83           5.53           2


         15.99         16.9375            6.84            7.01       519,617            .81           5.32          11
         15.90         16.8125           11.77            7.34       513,293            .81           5.43           3
         15.78         16.0000            8.26            5.86       506,128            .80           5.40           4
         15.90         15.7500           15.34           11.41       505,340            .82           5.56           5
         15.24         14.6250           (4.30)          (4.32)      490,530            .83           5.38           2


         15.90         16.6250            8.89            7.90       548,795            .79           5.03          12
         15.66         16.1875           12.90            8.80       539,327            .80           5.17          13
         15.32         15.2500           10.96            6.45       528,934            .79           5.25           9
         15.31         14.6250           11.96           12.58       528,027            .81           5.42           4
         14.51         14.0000           (3.58)          (6.37)      509,344            .82           5.20           5



         15.68         15.6875           11.29           10.67       194,306            .85           4.60          15
         14.95         14.8750           14.63           10.93       187,813            .85           4.80          24
         14.26         13.7500           11.15            8.35       182,176            .86           4.87          21
         13.92         13.1250           22.11           16.30       179,368            .95           5.05          32
         12.74         11.5000          (16.98)         (11.85)       86,720            .96           4.80           5
-----------------------------------------------------------------------------------------------------------------------

                                  APPENDIX A

                            RATINGS OF INVESTMENTS

STANDARD & POOR'S RATINGS GROUP -- A brief description of the applicable Standard & Poor's Ratings Group ("S&P") rating symbols and their meanings (as published by S&P) follows:

LONG TERM DEBT

        An S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees. The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances. The ratings are based, in varying degrees, on the following considerations:

        1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

        2.  Nature of and provisions of the obligation;

        3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

INVESTMENT GRADE

AAA       Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA        Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A         Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

SPECULATIVE GRADE RATING

         Debt rated "BB", "B", "CCC", "CLARK CURBO" and "C" is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics these are outweighed by major uncertainties or major exposures to adverse conditions.

BB       Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB"
rating   category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

B        Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

CCC      Debt rated "CCC" has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

CLARK CURBO The rating "CLARK CURBO" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

C        The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI       The rating "CI" is reserved for income bonds on which no interest is being paid.

D        Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even
if the   applicable grace period
has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

PROVISIONAL RATINGS: The letter "Ip" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

L     The letter "L" indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured and interest is adequately collateralized.* In the case of certificates of deposit the letter "L" indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and accrued pre-default interest up to the federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

* Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flow.

NR    Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

MUNICIPAL NOTES

      An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      -- Amortization schedule (the larger the final maturity relative to other maturities, the more likely it will be treated as a note).

      -- Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

NOTE RATING SYMBOLS ARE AS FOLLOWS:

SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2  Satisfactory capacity to pay principal and interest.

SP-3  Speculative capacity to pay principal and interest.

      A note rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

COMMERCIAL PAPER

      An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from "A-l" for the highest quality obligations to "D" for the lowest. These categories are as follows:

A-1   This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2   Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

A-3   Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

B     Issues rated "B" are regarded as having only speculative capacity for timely payment.

C     This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D     Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

      A commercial paper rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information or based on other circumstances.

MOODY'S INVESTORS SERVICE, INC -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

MUNICIPAL BONDS

AAA   Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA    Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A     Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA   Bonds that are rated Baa are considered as medium grade obligations,
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA    Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B      Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA    Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA     Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C      Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CON(-) Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

NOTE: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aal, Al, Baal, Bal and Bl.

SHORT-TERM LOANS

MIG l/VMIG 1 This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad based access to the market for refinancing.

MIG 2/VMIG 2 This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3/VMIG 3 This designation denotes favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well-established.

MIG 4/VMIG 4 This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

S.G.         This designation denotes speculative quality. Debt instruments in this category lack margins of protection.

COMMERCIAL PAPER

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:

      -- Leading market positions in well established industries.

      -- High rates of return on funds employed.

      -- Conservative capitalization structures with moderate reliance on debt and ample asset protection.

      -- Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      -- Well-established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

         Issuers rated Not Prime do not fall within any of the Prime rating categories.

                                  APPENDIX B
              NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.

                         AMENDMENT AND RESTATEMENT OF
                 STATEMENT ESTABLISHING AND FIXING THE RIGHTS
                              AND PREFERENCES OF
                         MUNICIPAL AUCTION RATE
                CUMULATIVE PREFERRED STOCK ("MUNIPREFERRED(R)"),
                                    SERIES T

     Nuveen New York Select Quality Municipal Fund, Inc., a Minnesota corporation (the "Corporation"), hereby certifies to the Secretary of State of Minnesota as follows:

     First: Pursuant to authority expressly vested in the Board of Directors of the Corporation by its amended and restated articles of incorporation, the Board of Directors has, by resolution duly adopted on December 18, 1998, authorized the issuance of a series of its authorized Preferred Stock designated as its Municipal Auction Rate Cumulative Preferred Stock, Series T.

     Second: The rights and preferences of the shares of such series of stock are as follows:

              NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC

                               TABLE OF CONTENTS

                                                                           PAGE
DEFINITIONS
  "AA" composite commercial                                                   1
  Accountant's confirmation Paper Rate                                        1
  Affiliate                                                                   2
  Agent member                                                                2
  Anticipation Notes                                                          2
  Applicable Rate                                                             2
  Articles                                                                    3
  Auction                                                                     3
  Auction Agency Agreement                                                    3
  Auction Agent                                                               3
  Auction Date                                                                3
  Auction Procedures                                                          3
  Available MuniPreferred                                                     3
  Benchmark Rate                                                              3
  Beneficial owner                                                            3
  Bid and Bids                                                                3
  Bidder, and Bidders                                                         3
  Board Of Directors                                                          4
  Broker-Dealer                                                               4
  Broker-Dealer Agreement                                                     4
  Business Day                                                                4
  Code                                                                        4
  Commercial Paper Dealers                                                    4
  Common Stock                                                                4
  Cure Date                                                                   4
  Date Of Original Issue                                                      4
  Deposit Securities                                                          4
  Discounted value                                                            4
  (Reserved)                                                                  5
  (Reserved)                                                                  5
  Dividend Payment Date                                                       5
  Dividend Period                                                             5
  Existing Holder                                                             5
  Failure to Deposit                                                          5
  Federal Tax Rate Increase                                                   6
  Fund                                                                        6
  Gross-up Payment                                                            6
  Holder                                                                      6
  Hold Order and Hold Orders                                                  6

  Independent Accountant                                                      6
  Initial Rate Period                                                         6
  Interest Equivalent                                                         6
  issue Type Category                                                         6
  Kenny Index                                                                 6
  Late Charge                                                                 6
  Liquidation Preference                                                      6
  Market Value                                                                6
  Maximum Potential Gross-up Payment Liability                                7
  Maximum Rate                                                                7
  (Reserved)                                                                  8
  Minimum Rate Period                                                         8
  Moody's                                                                     8
  Moody's Discount Factor                                                     8
  Moody's Eligible Asset                                                      8
  Moody's Exposure Period                                                     8
  Moody's Volatility Factor                                                   8
  MuniPreferred                                                               9
  MuniPreferred Basic Maintenance Amount                                      9
  muniPreferred Basic Maintenance Cure Date                                  11
  MuniPreferred Basic Maintenance Report                                     11
  Municipal Obligations                                                      11
  1940 Act                                                                   11
  1940 Act Cure Data                                                         11
  1940 Act MuniPreferred Asset Coverage                                      11
  Notice of Redemption                                                       11
  Notice of Special Rate Period                                              11
  Order and Orders                                                           12
  Original Issue insurance                                                   12
  Other Issues                                                               12
  Outstanding                                                                12
  Permanent Insurance                                                        12
  Person                                                                     12
  Portfolio Insurance                                                        12
  Potential Beneficial owner                                                 12
  Potential Holder                                                           12
  Preferred Stock                                                            12
  Quarterly Valuation Date                                                   13
  Rate Multiple                                                              13
  Rate Period                                                                13
  Rate Period Days                                                           13
  Receivables for Municipal Obligations Sold                                 13
  Redemption Price                                                           13
  Reference Rate                                                             13
  Registration Statement                                                     14
  S&P                                                                        14

  S&P Discount Factor                                                        14
  S&P Eligible Asset                                                         14
  S&P Exposure Period                                                        14
  S&P Volatility Factor                                                      14
  Secondary Market Insurance                                                 14
  Securities Depository                                                      14
  Sell Order and Sell Orders                                                 14
  Special Rate Period                                                        14
  Special Redemption Provisions                                              14
  Submission Deadline                                                        15
  Submitted Bid and Submitted Bids                                           15
  Submitted Hold Order and Submitted Hold orders                             15
  Submitted Order and Submitted Orders                                       15
  Submitted Sell Order and Submitted Sell Orders                             15
  Subsequent Rate Period                                                     15
  Substitute Commercial Paper Dealer                                         15
  Substitute: U.S. Government Securities Dealer                              15
  Sufficient Hearing Bids                                                    15
  Taxable Allocation                                                         16
  Taxable Income                                                             16
  Taxable Equivalent of the Short-Term Municipal Bond Rate                   16
  Treasury Bill                                                              16
  Treasury Bill Rate,                                                        16
  Treasury Note                                                              17
  Treasury Note Rate                                                         17
  U. S Government Securities Dealer                                          17
  Valuation Date                                                             17
  Volatility Factor                                                          17
  Voting Period                                                              18
  Winning Bid Rate                                                           18
PART I                                                                       18
1.  Number of Authorized Shares                                              18
2.  Dividends                                                                18
    (a)  Ranking                                                             18
    (b)  Cumulative Cash Dividends                                           18
    (c)  Dividends Cumulative From Date of Original Issue                    18
    (d)  Dividend Payment Dates and Adjustment Thereof                       18
    (e)  Dividend Rates and Calculation of Dividends                         19
           (i)   Dividend Rates                                              19
           (ii)  Calculation of Divide                                       21
    (f)  Curing a Failure to Deposit                                         22
    (g)  Dividend Payments by Fund to Auction Agent                          22

   (h)  Auction Agent an Trust of Dividend Payments by Fund                                           22
   (i)  Dividends Paid to Holders                                                                     22
   (j)  Dividends Credited Against Earliest Accumulated But Unpaid Dividends                          22
   (k)  Dividends Designated as Exempt-Interest Dividends                                             23

3. Gross-up Payments                                                                                  23
   (a)  Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or Fewer                 23
   (b)  Special Rate Periods of More Than 28 Rate Period Days                                         23
   (c)  No Gross-up Payments In the Event of a Reallocation                                           23

4. Designation of Special Rate Periods                                                                24
   (a)  Length of and Preconditions for Special Rate Period                                           24
   (b)  Adjustment of Length of Special Rate Period                                                   24
   (c)  Notice of Proposed Special Rate Period                                                        25
   (d)  Notice of Special Rate Period                                                                 25
   (e)  Failure to Deliver Notice of Special Rate Period                                              26

5. Voting Rights                                                                                      26
   [a)  One Vote Per Share of MuniPreferred                                                           26
   (b]  Voting For Additional Directors                                                               27
          (i)  Voting Period                                                                          27
         (ii)  Notice of Special meeting                                                              27
        (iii)  Term of office of Existing Directors                                                   28
         (iv)  Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period    28
   (c)  Holders of MuniPreferred To Vote On Certain Other Matters                                     28
          (i)  Increases in Capitalization                                                            28
         (ii)  1940 Act Matters                                                                       29
   (d)  Board May Take Certain Actions Without Shareholder Approval                                   29
   (e)  Voting Rights Set Forth Herein Are Sole Voting Rights                                         30
   (f)  No Preemptive Rights or Cumulative Voting                                                     30
   (g)  Voting for Directors Sole Remedy for Fund's Failure to Pay Dividends                          30
   (h)  Holders Entitled to Vote                                                                      31

6. 1940 Act MuniPreforrod Asset Coverage                                                              31

7. MuniPreferred Basic Maintenance Amount                                                             31

8. (Reserved]                                                                                         33

9. Restrictions on Dividends and Other Distributions                                                  34

      (a) Dividends on Preferred Stock other Than MuniPreferred                                 34
      (b) Dividends and Other Distributions With Respect to Common Stock Under the 1940 Act     34
      (c) Other Restrictions On Dividends and Other Distributions                               34
 10.  Rating Agency Restrictions                                                                35
 11.  Redemption                                                                                36
      (a) Optional Redemption                                                                   36
      (b) Mandatory Redemption                                                                  37
      (c) Notice of Redemption                                                                  38
      (d) No Redemption Under Certain Circumstances                                             39
      (0) Absence of Funds Available for Redemption                                             39
      (f) Auction Agent as Trustee of Redemption Payments by Fund                               39
      (g) Shares for Which Notice of Redemption Has Been Given Are No Longer outstanding        40
      (h) Compliance With Applicable Law                                                        40
      (i) Only whole Shares of Munipreferred May Be Redeemed                                    40
 12.  Liquidation Rights                                                                        41
      (a) Ranking                                                                               41
      (b) Distributions Upon Liquidation                                                        41
      (c) Pro Rate Distributions                                                                41
      (d) Rights of Junior Stock                                                                41
      (a) Certain Events Not Constituting Liquidation                                           42
 13.  Miscellaneous                                                                             42
      (a) Amendment of Appendix A to Add Additional Series                                      42
      (b) Appendix A Incorporated By Reference                                                  42
      (c) No Fractional Shares                                                                  42
      (d) Status of Shares of MuniPreforred Redeemed, Exchanged or Otherwise Acquired by
          the Fund                                                                              42
      (e) Board May Resolve Ambiguities                                                         42
      (f) Headings Not Determinative                                                            43
      (g) Notices                                                                               43
PART II                                                                                         43
1. Orders                                                                                       43
2. Submission of Orders by Broker-Dealers to Auction Agent                                      45
3. Determination of Sufficient Clearing Bids, winning aid Rate and Applicable Rate              47


4. Acceptance and Rejection of Submitted Bids and Submitted Sell Orders
   and Allocation of Shares                                                   49

5. Notification of Allocations                                                52

6. Auction Agent                                                              52

7. Transfer of Shares of MuniPreferred                                        53

8. Global Certificate                                                         53

Appendix A                                                                   A-1

Section 1   Designation As To Series                                         A-1

Section 2   Number of Authorized Shares Per Series                           A-1

Section 3   Exceptions to Certain Definitions                                A-1

Section 4   Certain Definitions                                              A-2

Section 5   Initial Rate Periods                                             A-9

Section 6   Data for Purposes of Paragraph (yyy) Contained
            Under the Heading "Definitions" in this Statement                A-9

Section 7   Party Named for Purposes of the Definition of
            "Rate Multiple" in this Statement                                A-9

Section 8   Additional Definitions                                           A-9

Section 9   Dividend Payment Dates                                          A-10

Section 10  Amount for Purposes of Subparagraph (c)(i) of
            Section 5 of Part I of this Statement                           A-10

Section 11  Redemption Provisions Applicable to Initial Rate
            Periods                                                         A-10

Section 12  Applicable Rate for Purposes of Subparagraph(b)(iii)
            of Section 3 of Part II of this Statement                       A-11

        NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC., a Minnesota corporation (the "Fund"), certifies to the Secretary of State of the State of Minnesota that:

        First: Pursuant to authority expressly vested in the Board of Directors of the Fund by Article FIFTH of the Fund's Articles of Incorporation, as amended (which, as hereafter restated or amended from time to time are, together with this Statement, herein called the "Articles"), the Board of Directors has, by resolution, authorized the issuance of shares of the Fund's authorized Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of APPENDIX A hereto and such number of shares per such series as is set forth in Section 2 of APPENDIX A hereto.

        Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of MuniPreferred described in Section 1 of APPENDIX A hereto are as follows (each such series being referred to herein as a series of MuniPreferred, and shares of all such series being referred to herein individually as a share of MuniPreferred and collectively as shares of MuniPreferred):

                                  DEFINITIONS

        Except as otherwise specifically provided in Section 3 of APPENDIX A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                (a) ""AA" COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of MuniPreferred, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; PROVIDED, HOWEVER, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate-Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x)
        1.00 and (y) a fraction the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

                (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

                (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; PROVIDED, HOWEVER, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors, trustees or executive officers of which is a director of the Fund be deemed to be an Affiliate solely because such director, trustee or executive officer is also a director of the Fund.

                (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

                (e) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes
        (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.

                (f) "APPLICABLE RATE" shall have the meaning specified in subparagraph (e)(i) of Section 2 of Part I of this Statement.

                (g) "ARTICLES" shall have the meaning specified on the first page of this Statement.

                (h) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

                (i) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

                (j) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of
        Part II of this Statement.

                (k) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

                (l) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

                (m) "AVAILABLE MUNIPREFERRED" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                (n) "BENCHMARK RATE" shall have the meaning specified in Section 12 of APPENDIX A hereto.

                (o) "BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

                (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; PROVIDED, HOWEVER, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

                (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.

                (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

                (t) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

                (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

                (v) "CODE" means the Internal Revenue Code of 1986, as amended.

                (w) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

                (x) "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Fund.

                (y) "CURE DATE" shall mean the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

                (z) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of MuniPreferred, shall mean the date on which the Fund initially issued such shares.

                (aa) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least A-l+ or SP-l+ by S&P, except that, for purposes of subparagraph (a)(v) of Section 11 of Part I of this Statement, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-l by Moody's.

               (bb) "DISCOUNTED VALUE," as of any Valuation Date, shall mean,
        (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii) (a) with respect to a Moody's

        Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of
        (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

                (cc) [Reserved]

                (dd) [Reserved]

                (ee) "DIVIDEND PAYMENT DATE," with respect to shares of a series of MuniPreferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of
        Section 2 of Part I of this Statement.

                (ff) "DIVIDEND PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

                (gg) "EXISTING HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

                (hh) "FAILURE TO DEPOSIT," with respect to shares of a series of MuniPreferred, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; PROVIDED, HOWEVER, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

                (ii) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

                (jj) "FUND" shall mean the entity named on the first page of this Statement, which is the issuer of the shares of MuniPreferred.

                (kk) "GROSS-UP PAYMENT" shall have the meaning specified in
        Section 4 of APPENDIX A hereto.

                (11) "HOLDER," with respect to shares of a series of MuniPreferred, shall mean the registered holder of such shares as the same appears on the stock books of the Fund.

                (mm) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                (nn) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

                (oo) "INITIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified with respect to shares of such series in Section 5 of APPENDIX A hereto.

                (pp) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

                (qq) "ISSUE TYPE CATEGORY," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                (rr) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

                (ss) "LATE CHARGE" shall have the meaning specified in subparagraph (e)(1)(B) of Section 2 of Part I of this Statement.

                (tt) "LIQUIDATION PREFERENCE," with respect to a given number of shares of MuniPreferred, means $25,000 times that number.

                (uu) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined by the pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

                (vv) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

                (ww) "MAXIMUM RATE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean:

                        (i) in the case of any Auction Date which is not the
                Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

                                (A) the dividend rate on shares of such series
                       for the then-ending Rate Period; and

                                (B) the product of (1) the higher of (x) the
                       Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

                        (ii) in the case of any Auction Date which is the
                Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of
                (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and
                (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

                (xx) [Reserved]

                (yy) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

                (zz) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

                (aaa) "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in Section 4 of APPENDIX A hereto.

                (bbb) "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in Section 4 of APPENDIX A hereto.

                (ccc) "MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

                (ddd) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition;
        (ii) in the case of any Special Rate Period of more than

        28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%;
        (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

                          FEDERAL            VOLATILITY
                     TAX RATE INCREASE         FACTOR
                     -----------------       ----------
                            5%                   295%
                           10%                   317%
                           15%                   341%
                           20%                   369%
                           25%                   400%
                           30%                   436%
                           35%                   477%
                           40%                   525%

                (eee) "MUNIPREFERRED" shall have the meaning set forth on the first page of this Statement.

                (fff) "MUNIPREFERRED BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of shares of MuniPreferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Stock outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of MuniPreferred (or other Preferred Stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of MuniPreferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding shares of Preferred Stock to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of MuniPreferred outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to Commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other shares of Preferred Stock outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other shares of Preferred Stock) (except that
        (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of shares of Preferred Stock other than MuniPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of shares of Preferred Stock other than MuniPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date;
        (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of shares of MuniPreferred (and similar amounts payable in respect of other shares of Preferred Stock pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; and (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-l or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).

                (ggg) "MUNIPREFERRED BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the MuniPreferred Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

                (hhh) "MUNIPREFERRED BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the MuniPreferred Basic Maintenance Amount.

                (iii) "MUNICIPAL OBLIGATIONS" shall mean "Municipal Obligations" as defined in the Fund's registration statement on Form N-2 on file with the Securities and Exchange Commission, as such registration statement may be amended from time to time (the "Registration Statement").

                (jjj) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.

                (kkk) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act MuniPreferred Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

                (111) "1940 ACT MUNIPREFERRED ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding shares of MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

                (mmm) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of shares of MuniPreferred pursuant to paragraph (c) of Section 11 of Part I of this Statement.

                (nnn) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of MuniPreferred pursuant to subparagraph (d)(i) of Section 4 of Part I of this Statement.

                (ooo) "ORDER" and "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                (ppp) "ORIGINAL ISSUE INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                (qqq) "OTHER ISSUES," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                (rrr) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of MuniPreferred, the number of shares of such series theretofore issued by the Fund except, without duplication,
        (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

                (sss) "PERMANENT INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

                (uuu) "PORTFOLIO INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                (vvv) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

                (www) "POTENTIAL HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such Series that wishes to become the Existing Holder of additional shares of such series.

                (xxx) "PREFERRED STOCK" shall mean the preferred stock of the Fund, and includes the shares of MuniPreferred.

                (yyy) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of APPENDIX A hereto.

                (zzz) "RATE MULTIPLE" shall have the meaning specified in
        Section 4 of APPENDIX A hereto.

                (aaaa) "RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the Initial Rate Period of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.

                (bbbb) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

                (cccc) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean
        (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or
        (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

                (dddd) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

                (eeee) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

                (ffff) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

                (gggg) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

                (hhhh) "S&P DISCOUNT FACTOR" shall have the meaning specified in
        Section 4 of APPENDIX A hereto.

                (iiii) "S&P ELIGIBLE ASSET" shall have the meaning specified in
        Section 4 of APPENDIX A hereto.

                (jjjj) "S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Fund has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the MuniPreferred Basic Maintenance Amount (as described in paragraph (a) of Section 7 of
        Part I of this Statement).

                (kkkk) "S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer; (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

                (1111) "SECONDARY MARKET INSURANCE," if defined in Section 4 of APPENDIX A hereto, shall have the meaning specified in that section.

                (mmmm) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of MuniPreferred.

                (nnnn) "SELL ORDER" and "SELL 0RDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

                (oooo) "SPECIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified in paragraph (a) of
        Section 4 of Part I of this Statement.

                (pppp) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

                (qqqq) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

                (rrrr) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

                (ssss) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of
        Part II of this Statement.

                (tttt) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

                (uuuu) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of
        Part II of this Statement.

                (vvvv) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the first day following the Initial Rate Period of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; PROVIDED, HOWEVER, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.

                (wwww) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; PROVIDED, HOWEVER, that none of such entities shall be a Commercial Paper Dealer.

                (xxxx) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; PROVIDED, HOWEVER, that none of such entities shall be a U.S. Government Securities Dealer.

                (yyyy) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

                (zzzz) "TAXABLE ALLOCATION" shall have the meaning specified in
        Section 3 of Part I of this Statement.

                (aaaaa) "TAXABLE INCOME" shall have the meaning specified in
        Section 12 of APPENDIX A hereto.

                (bbbbb) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (PROVIDED, HOWEVER, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; PROVIDED, HOWEVER, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.

                (ccccc) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

                (ddddd) "TREASURY BILL RATE," on any date for any Rate Period, shall mean (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date;

        or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

                (eeeee) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

                (fffff) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

                (ggggg) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

                (hhhhh) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the MuniPreferred Basic Maintenance Amount, each Business Day.

                (iiiii) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility Factor.

                (jjjjj) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of this Statement.

                (kkkkk) "WINNING BID RATE" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement. Any additional definitions specifically set forth in Section 8 of APPENDIX A hereto shall be incorporated herein and made part hereof by reference thereto.

                                    PART I

        1.  NUMBER OF AUTHORIZED SHARES.

        The number of authorized shares constituting a series of MuniPreferred shall be as set forth with respect to such series in Section 2 of APPENDIX A hereto.

        2.  DIVIDENDS.

        (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the payment of dividends by the Fund.

        (b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of MuniPreferred of any series shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of shares of MuniPreferred shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on shares of MuniPreferred. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of MuniPreferred which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

        (c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on shares of MuniPreferred of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

        (d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of MuniPreferred shall be as set forth with respect to shares of such series in Section 9 of APPENDIX A hereto; PROVIDED, HOWEVER, that:

                (i) (A) in the case of a series of MuniPreferred designated as "Series F MuniPreferred" or "Series M MuniPreferred" in Section 1 of APPENDIX A hereto, if the Monday or Tuesday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be, and (B) in the case of a series of MuniPreferred designated as "Series T MuniPreferred," "Series W MuniPreferred" or "Series TH MuniPreferred" in Section 1 of APPENDIX A hereto, if the Wednesday, Thursday or Friday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and

                (ii) notwithstanding Section 9 of APPENDIX A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of MuniPreferred consisting of more than 28 Rate Period Days; PROVIDED, HOWEVER, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of Section 4 of this Part I.

        (e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS. (i) DIVIDEND RATES. The dividend rate on shares of MuniPreferred of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation" in Section 1 of APPENDIX A hereto. For each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Subsequent Rate Period; PROVIDED, HOWEVER, that if:

                (A) an Auction for any such Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;

                (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon,

        New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this
        Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Subsequent Rate Period thereof and the dividend rate for shares of such series for such Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period;

                (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to

        Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3'/BB-"); or

                (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3'/BB-") (the rate per annum at which dividends are payable on shares of a Series of MuniPreferred for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

        (ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period

Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

        (f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of MuniPreferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph
(e)(i) of this Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of
Section 11 of Part I of this Statement; PROVIDED, HOWEVER, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of MuniPreferred, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

        (h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

        (i) DIVIDENDS PAID TO HOLDERS. Each dividend on shares of MuniPreferred shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the stock books of the Fund on the Business Day next preceding such Dividend Payment Date.

        (j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on shares of MuniPreferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the stock books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

        (k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on shares of MuniPreferred shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

        3.  GROSS-UP PAYMENTS.

        Holders of shares of MuniPreferred shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

                (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the stock books of the Fund.

                (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the stock books of the Fund.

                (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

        4.  DESIGNATION OF SPECIAL RATE PERIODS.

        (a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of MuniPreferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

        (b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Tuesday that is a Business Day in the case of a series of MuniPreferred designated as "Series M MuniPreferred" in Section 1 of APPENDIX A hereto, (b) a Wednesday that is a Business Day in the case of a series of MuniPreferred designated as "Series T MuniPreferred" in Section 1 of APPENDIX A hereto, (c) a Thursday that is a Business Day in the case of a series of MuniPreferred designated as "Series W MuniPreferred" in Section 1 of APPENDIX A hereto, (d) a Friday that is a Business Day in the case of a series of MuniPreferred designated as "Series TH MuniPreferred" in Section 1 of APPENDIX A hereto, (e) a Monday that is a Business Day in the case of a series of MuniPreferred designated as "Series F MuniPreferred" in Section 1 of APPENDIX A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Series M MuniPreferred, (b) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Series T MuniPreferred,
(c) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series W MuniPreferred, (d) on the first Thursday that is followed by a Friday that is a Business

Day preceding what would otherwise be such last day, in the case of Series TH MuniPreferred, and (e) on the first Sunday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day, in the case of Series F MuniPreferred.

        (c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be (i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state (A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

        (d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of MuniPreferred as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

                (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction,
        (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period; such notice to be accompanied by a MuniPreferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P
        Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount as of such

        Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein); or

                (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

        (e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a MuniPreferred Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph
(d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

        5. VOTING RIGHTS.

        (a) ONE VOTE PER SHARE OF MUNIPREFERRED. Except as otherwise provided in the Articles or as otherwise required by law, (i) each Holder of shares of MuniPreferred shall be entitled to one vote for each share of MuniPreferred held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding shares of Preferred Stock, including each share of MuniPreferred, and of shares of Common Stock shall vote together as a single class; PROVIDED, HOWEVER, that, at any meeting of the shareholders of the Fund held for the election of directors, the holders of outstanding shares of Preferred Stock, including MuniPreferred, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two directors of the Fund, each share of Preferred Stock, including each share of MuniPreferred, entitling the holder thereof to one vote. Subject to paragraph
(b) of this Section 5, the holders of outstanding shares of Common Stock and Preferred Stock, including MuniPreferred, voting together as a single class, shall elect the balance of the directors.

        (b) VOTING FOR ADDITIONAL DIRECTORS. (i) VOTING PERIOD. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, including shares of MuniPreferred, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of Preferred Stock, including MuniPreferred, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:

                (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding share of Preferred Stock, including MuniPreferred, equal to at least two full years, dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

                (B) if at any time holders of shares of Preferred Stock are entitled under the 1940 Act to elect a majority of the directors of the Fund.

Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

        (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of directors prescribed in subparagraph (b)(i) of this Section 5 on a one-vote-per-share basis.

        (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are directors of the Fund at the time of a special meeting of Holders and holders Of Other Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of the Common Stock and Preferred Stock, shall constitute the duly elected directors of the Fund.

        (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders and holders of other Preferred Stock pursuant to subparagraph (b)(i) of this Section 5 shall terminate, the remaining directors shall constitute the directors of the Fund and the voting rights of the Holders and such other holders to elect additional directors pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this
Section 5.

        (c) HOLDERS OF MUNIPREFERRED TO VOTE ON CERTAIN OTHER MATTERS. (1) INCREASES IN CAPITALIZATION. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors, without the vote or consent of the Holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of MuniPreferred or classes or series of Preferred Stock ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; PROVIDED, HOWEVER, that if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of APPENDIX A hereto) or (b) amend, alter or repeal the provisions of the Articles, including this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the Holders thereof; PROVIDED, HOWEVER, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of shares of MuniPreferred and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. To the extent that shares of MuniPreferred constitute a series of stock under Minnesota law and to the extent the Holders of such shares are empowered under the Minnesota Business Corporation Act to vote as a class on the actions set forth above in this subparagraph (c)(i), the Fund shall not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred of such series outstanding at the time, in person or by proxy, either in writing or at a meeting (voting as a separate class).

        (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Articles, (A) the affirmative vote of the Holders of at least a majority of the shares of Preferred Stock, including MuniPreferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding shares of Preferred stock," including MuniPreferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a "majority of the outstanding shares of Preferred Stock," including MuniPreferred, voting as a separate class, shall be required to approve any action not described in the first sentence of this section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purpose of the foregoing, "majority of the outstanding shares of Preferred Stock" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of MuniPreferred is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) of the results of such vote.

        (d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Directors, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of shares of MuniPreferred or the Holders thereof; PROVIDED, HOWEVER, that the Board of Directors receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets and
(y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to shares of MuniPreferred:

Deposit Securities
Discounted Value                                       Moody's Exposure Period
Escrowed Bonds                                         Moody's Volatility Factor
Issue Type Category                                            1940 Act Cure Date
Market Value 1940 Act MuniPreferred Asset Coverage
Maximum Potential Gross-up                             Other Issues
  Payment Liability                                            Quarterly Valuation Date
MuniPreferred Basic Maintenance Amount                 Receivables for Municipal
MuniPreferred Basic Maintenance Cure Date                      Obligations Sold
MuniPreferred Basic Maintenance Report                 S&P Discount Factor
Moody's Discount Factor                                S&P Eligible Asset
Moody's Eligible Asset                                 S&P Exposure Period
                                                               S&P Volatility Factor
                                                               Valuation Date
                                                       Volatility Factor

          (e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of shares of MuniPreferred shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

          (f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of shares of MuniPreferred shall have no preemptive rights or rights to cumulative voting.

          (g) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the shares of MuniPreferred, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this Section 5.

          (h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Articles, by statute or otherwise, no Holder shall be entitled to vote any share of MuniPreferred and no share of MuniPreferred shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of MuniPreferred held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

          6.   1940 ACT MUNIPREFERRED ASSET COVERAGE.

          The Fund shall maintain, as of the last Business Day of each month in which any share of MuniPreferred is outstanding, the 1940 Act MuniPreferred Asset Coverage.

          7.   MUNIPREFERRED BASIC MAINTENANCE AMOUNT.

          (a) So long as shares of MuniPreferred are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if S&P is then rating the shares of MuniPreferred) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if Moody's is then rating the shares of MuniPreferred).

          (b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the MuniPreferred Basic Maintenance Amount, and on the third Business Day after the MuniPreferred Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the date of such failure or such MuniPreferred Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full MuniPreferred Basic Maintenance Report. The Fund shall also deliver a MuniPreferred Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the shares of MuniPreferred) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month, (ii) Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) as of any Quarterly Valuation Date, in each case on or before the third-Business Day after such day, and (iii) S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Fund to deliver a MuniPreferred Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a MuniPreferred Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the MuniPreferred Basic Maintenance Amount, as of the relevant Valuation Date.

          (c) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other MuniPreferred Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

          (d) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this
Section 7 relating to any Valuation Date on which the Fund failed to satisfy the MuniPreferred Basic Maintenance Amount, and relating to the MuniPreferred Basic Maintenance Cure Date with respect to such failure to satisfy the MuniPreferred Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) an Accountant's Confirmation as to such MuniPreferred Basic Maintenance Report.

          (e) If any Accountant's Confirmation delivered pursuant to paragraph
(c) or (d) of this Section 7 shows that an error was made in the MuniPreferred Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) or Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the MuniPreferred Basic Maintenance Report to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) promptly following receipt by the Fund of such Accountant's Confirmation.

          (f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any shares of MuniPreferred, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) and Moody's (if Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the MuniPreferred Basic Maintenance Amount reflected thereon.

          (g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Stock or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody's Eligible Assets to the MuniPreferred Basic Maintenance Amount is less than or equal to 105%, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) or Moody's (if Moody's is then rating the shares of MuniPreferred), as the case may be, a MuniPreferred Basic Maintenance Report as of the date of either such event.

          8.  [Reserved]

          9.   RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

          (a) DIVIDENDS ON PREFERRED STOCK OTHER THAN MUNIPREFERRED. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of stock ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any other such class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of MuniPreferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

          (b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON STOCK UNDER THE 1940 ACT. The Board of Directors shall not declare any dividend (except a dividend payable in shares of Common Stock), or declare any other distribution, upon shares of Common Stock, or purchase shares of Common Stock, unless in every such case the shares of Preferred Stock have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

          (c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any share of MuniPreferred is outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I,
(A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and
(ii) the Fund has redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and
(B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Stock or any other stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) would each at least equal the MuniPreferred Basic Maintenance Amount.

          10.  RATING AGENCY RESTRICTIONS.

          For so long as any shares of MuniPreferred are outstanding and Moody's or S&P, or both, are rating such shares, the Fund will not, unless it has received written confirmation from Moody's or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

               (a)  buy or sell futures or write put or call options;

               (b) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the MuniPreferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

                (c) issue additional shares of any series of MuniPreferred or any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon disolution, liquidation or winding up of the Fund, or reissue any shares of MuniPreferred previously purchased or redeemed by the Fund;

                (d) engage in any short sales of securities;

                (e) lend securities;

                (f) merge or consolidate into or with any other corporation;

                (g) change the pricing service (currently J.J. Kenny) referred to in the definition of Market Value; or

                (h) enter into reverse repurchase agreements.

        11.  REDEMPTION.

        (a) OPTIONAL REDEMPTION. (i) Subject to the provisions of subparagraph
(v) of this paragraph (a), shares of MuniPreferred of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; PROVIDED, HOWEVER, that (1) shares of a series of MuniPreferred may not be redeemed in part if after such partial redemption fewer than 500 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of APPENDIX A hereto, shares of a series of MuniPreferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of MuniPreferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

        (ii) A Notice of Special Rate Period relating to shares of a series of MuniPreferred for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Directors, after consultation with the

Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

        (iii) If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to subparagraph (i) of this paragraph
(a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

        (iv) Subject to the provisions of subparagraph (v) of this paragraph
(a), shares of any series of MuniPreferred may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equalled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

        (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of shares of MuniPreferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) each at least equal the MuniPreferred Basic Maintenance Amount, and would at least equal the MuniPreferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the MuniPreferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein.

        (b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the shares of MuniPreferred, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the muniPreferred Basic Maintenance Amount or falls to maintain the 1940 Act MuniPreferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, and such failure is not cured on or before the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of shares of MuniPreferred to be redeemed shall be equal to the lesser of (i) the minimum number of shares of MuniPreferred, together with all shares of other Preferred stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or maintaining the 1940 Act MuniPreferred Asset Coverage, as the case may be, on such Cure Date (PROVIDED, HOWEVER, that if there is no such minimum number of shares of MuniPreferred and shares of other Preferred Stock the redemption or retirement of which would have had such result, all shares of MuniPreferred and Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of shares of MuniPreferred, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the shares of MuniPreferred required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be, pro rata among shares of MuniPreferred and other Preferred Stock (and, then, pro rata among each series of MuniPreferred) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of MuniPreferred and shares of other Preferred Stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after Such Cure Date, the Fund shall redeem those shares of MuniPreferred and shares of other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

        (c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of MuniPreferred pursuant to paragraph (a) or (b) of this Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the stock books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of MuniPreferred to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which Such redemption is made. If fewer than all shares of a series of MuniPreferred held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

        (d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; PROVIDED, HOWEVER, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

        (e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of MuniPreferred shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; PROVIDED, HOWEVER, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed shares of MuniPreferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of MuniPreferred and shall include those shares of MuniPreferred for which a Notice of Redemption has been mailed.

        (f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of MuniPreferred called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

          (g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of MuniPreferred that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of MuniPreferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of MuniPreferred called for redemption on such date and (ii) all other amounts to which Holders of shares of MuniPreferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of shares of MuniPreferred so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

          (h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and Minnesota law, but shall effect no redemption except in accordance with the 1940 Act and Minnesota law.

          (i) ONLY WHOLE SHARES OF MUNIPREFERRED MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole shares of MuniPreferred shall be redeemed, and in the event that any provision of the Articles would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

          12.  LIQUIDATION RIGHTS.

          (a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

          (b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of MuniPreferred then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock of the Fund ranking junior to the MuniPreferred upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any payments required to be made pursuant to
Section 3 of this Part I in connection with the liquidation of the Fund. After the payment to the Holders of the shares of MuniPreferred of the full preferential amounts provided for in this paragraph (b), the Holders of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.

          (c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of shares of MuniPreferred upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of MuniPreferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

          (d) RIGHTS OF JUNIOR STOCK. Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the shares of MuniPreferred as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of stock ranking junior to the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the shares of MuniPreferred shall not be entitled to share therein.

          (e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or c9nsolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

          13.  MISCELLANEOUS.

          (a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend APPENDIX A hereto to (1) reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of this Statement without shareholder approval and (2) add additional series of MuniPreferred or additional shares of a series of MuniPreferred (and terms relating thereto) to the series and shares of MuniPreferred theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.

          (b) APPENDIX A INCORPORATED BY REFERENCE. APPENDIX A hereto is incorporated in and made a part of this Statement by reference thereto.

          (c) NO FRACTIONAL SHARES. No fractional shares of MuniPreferred shall be issued.

          (d) STATUS OF SHARES OF MUNIPREFERRED REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Shares of MuniPreferred which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of Preferred Stock without designation as to series. Upon the redemption, exchange or other acquisition by the Fund of all outstanding shares of a series of MuniPreferred, all provisions of the Articles relating to such series (including, without limitation, all provisions of this Statement relating to such series) shall cease to be of further effect and shall cease to be part of the Articles. Upon the occurrence of any such event, the Board of Directors shall have the power, pursuant to Minnesota Statutes Section 302A.135, Subdivision 5 or any successor provision and without shareholder action, to cause restated articles of incorporation of the Fund or other appropriate documents to be prepared and filed with the Secretary of State of the State of Minnesota which reflect such removal from the Articles of all such provisions relating to such series or, if appropriate, the cancellation of this Statement, or both.

          (e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this

Statement with respect to any series of MuniPreferred prior to the issuance of shares of such series.

          (f) HEADINGS NOT DETERMINATIVE. The headings contained in this statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

          (g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

                                    PART II

          1. ORDERS. (a) Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred:

                    (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

                             (A) the number of Outstanding shares, if any, of
                    such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

                             (B) the number of Outstanding shares, if any, of
                    such series held by such Beneficial Owner which such Beneficial owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum. specified by such Beneficial Owner; and/or

                             (C) the number of Outstanding shares, if any, of
                    such series held by such Beneficial Owner which such Beneficial owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

          and

                    (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

          (b)(i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                    (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

                    (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph
          (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

                    (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

          (ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

                    (A) the number of Outstanding shares of such series specified in such Sell Order; or

                    (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

PROVIDED, HOWEVER, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of MuniPreferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

          (iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

                    (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

                    (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

          (c) No Order for any number of shares of MuniPreferred other than whole shares shall be valid.

          2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of MuniPreferred of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

                    (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

                    (ii) the aggregate number of shares of such series that are the subject of such Order;

                    (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

                           (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

                           (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

                           (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

                    (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

          (b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

          (c) If an Order or Orders covering all of the Outstanding shares of MuniPreferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; PROVIDED, HOWEVER, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

          (d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of MuniPreferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

                    (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

                    (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

                             (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

                             (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

                             (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

                    (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

          (e) If more than one Bid for one or more shares of a series of MuniPreferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

          (f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

          3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE. (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

                (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available MuniPreferred" of such series);

                (ii) from the Submitted Orders for shares of such series whether:

                       (A) the number of Outstanding shares of such series
                subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

        exceeds or is equal to the sum of:

                       (B) the number of Outstanding shares of such series
                subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

                       (C) the number of Outstanding shares of such series
                subject to Submitted Sell Orders

        (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

                (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

                       (A)(I) each such Submitted Bid of Existing Holders
                specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

                       (B)(I) each such Submitted Bid of Potential Holders
                specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

        would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause
        (B) above, would equal not less than the Available MuniPreferred of such series.

        (b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of MuniPreferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

                (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

                (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

                (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in Section 12 of APPENDIX A hereto.

        4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the shares of MuniPreferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

        (a) If Sufficient Clearing Bids for shares of a series of MuniPreferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

                (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of MuniPreferred subject to such Submitted Bids;

                (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                (iii) Potential Holders, Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

                (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bid, unless the number of Outstanding shares of MuniPreferred subject to all such Submitted Bids shall be greater than the number of shares of MuniPreferred ("remaining shares") in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) and
        (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of MuniPreferred subject to such Submitted Bid, but only in an amount equal to the number of shares of MuniPreferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

                (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

        (b) If Sufficient Clearing Bids for shares of a series of MuniPreferred have not been made (other than because all of the Outstanding shares of such series are subject to

Submitted Hold Orders), subject to the provisions of paragraph (d) of this
Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

                (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

                (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

                (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

        (c) If all of the Outstanding shares of a series of MuniPreferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

        (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of MuniPreferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MuniPreferred.

        (e) If, as a result of the procedures described in clause (v) of paragraph (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of MuniPreferred of such series for purchase among Potential Holders so that only whole shares of MuniPreferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of MuniPreferred of such series on such Auction Date.

        (f) Based on the results of each Auction for shares of a series of MuniPreferred, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of MuniPreferred of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of MuniPreferred with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of MuniPreferred that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

        (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of MuniPreferred of any series or to pay for shares of MuniPreferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.

        5. NOTIFICATION OF ALLOCATIONS. Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of MuniPreferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

        6. AUCTION AGENT. For so long as any shares of MuniPreferred are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of MuniPreferred are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of MuniPreferred shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of MuniPreferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

        7. TRANSFER OF SHARES OF MUNIPREFERRED. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; PROVIDED, HOWEVER, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

        8. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period, (i) all of the shares of a series of MuniPreferred outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of MuniPreferred shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the certificates of MuniPreferred in such a manner as to comply with the requirements of Minnesota Statute Section 302A.429, Subd. 2, and Section 8-204 of the Uniform Commercial Code as in effect in the State of Minnesota, or any successor provisions.

        IN WITNESS WHEREOF, NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC., has caused these presents to be signed in its name and on its behalf by its Vice
President on May   , 1999.

                             NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.

                             By
                               -------------------------------------------------
                               Gifford R. Zimmerman
                               Vice President and Secretary

              NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.

                                  APPENDIX A

SECTION 1. DESIGNATION AS TO SERIES.

          SERIES T: A series of 10,000 shares of Preferred Stock, par value
$.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series T." Each share of
Series T MuniPreferred shall be issued on May   , 1999; have an Applicable
Rate for its Initial Rate Period equal to      % per annum; have an initial
Dividend Payment Date of May   , 1999; and have such other preferences,
limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series T MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series T MuniPreferred shall be identical except as provided in this Section 11 of Part I of this Statement.

  SECTION 2. NUMBER OF AUTHORIZED SHARES PER SERIES.

          The number of authorized shares constituting Series T MuniPreferred is 10,000.

SECTION 3. EXCEPTIONS TO CERTAIN DEFINITIONS.

          Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

         Not applicable.

SECTION 4. CERTAIN DEFINITIONS.

        For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

                "ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating. In the event that a defeased obligation which is an S&P Eligible Asset does not meet the criteria of an Escrowed Bond, such Municipal obligation will be deemed to remain in the Issue Type Category into which it fell prior to such defeasance.

                "GROSS-UP PAYMENT" means payment to a Holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal, New York State and New York City income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of MuniPreferred at the maximum marginal combined regular Federal, New York State and New York City personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

                "ISSUE TYPE CATEGORY" shall mean, with respect to a Municipal obligation acquired by the Fund, (A) for purposes of calculating Moody's Eligible Assets as of any Valuation Date, one of the following categories into which such

        Municipal Obligation falls based upon a good faith determination by the
        Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; resource recovery issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); utility issues (including issues related to the provision of gas, water, sewers and electricity); general obligation issues; lease obligations (including certificates of participation); escrowed bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories; and
        (B) for purposes of calculating S&P Eligible Assets as of any Valuation Date, one of the following categories into which such Municipal obligation falls based upon a good faith determination by the Fund: health care issues (including issues related to teaching and non-teaching hospitals, public or private); housing issues (including issues related to single- and multi-family housing projects); educational facilities issues (including issues related to public and private schools); student loan issues; transportation issues (including issues related to mass transit, airports and highways); industrial development bond issues (including issues related to pollution control facilities); public power utilities issues (including issues related to the provision of electricity, either singly or in combination with the provision of other utilities, and issues related only.to the provision of gas); water and sewer utilities issues (including issues related to the provision of water and sewers as well as combination utilities not falling within the public power utilities category); special utilities issues (including issues related to resource recovery, solid waste and irrigation as well as other utility issues not falling within the public power and water and sewer utilities categories); general obligation issues; lease obligations (including certificates of participation); Escrowed Bonds; and other issues ("Other Issues") not falling within one of the aforementioned categories.

          "MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

                                              RATING CATEGORY
--------------------------------------------------------------------------------
                                                          (V)MIG
  EXPOSURE PERIOD               Aaa*   Aa*   A*    Baa*    -1**   SP-1+**
--------------------------------------------------------------------------------
7 weeks                         151%  159%  168%   202%    229%    136%    148%
8 weeks or less but greater
  than seven weeks              154   164   173    205     235     137     149
9 weeks or less but greater
  than eight weeks              158   169   179    209     242     138     150

  *  Moody's rating

 **  Municipal Obligations not rated by Moody's but rated BBB or BBB+ by S&P.

*** Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

                    Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such municipal Obligations are rated at least MIG-1, VMIG-l or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such municipal obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

                    "MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (PROVIDED, HOWEVER, that for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Obligation, such Municipal Obligation (excluding any short-term Municipal Obligation) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's, and (iv) is part of an issue of Municipal Obligations of at least $10,000,000. Except for general obligation bonds, Municipal Obligations issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal obligations, if any, together with any Municipal obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any municipal obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Municipal Obligations falling within a particular Issue Type Category and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal

          Obligations falling within a particular Issue Type Category and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations falling within a particular Issue Type Category and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of this definition, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB or BBB+ by S&P. Notwithstanding any other provision of this definition, (A) in the case of general obligation Municipal Obligations only, Municipal Obligations issued by issuers located within any one county and rated BBB by S&P may comprise no more than 4% of Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Baa by Moody's or A by S&P, may comprise no more than 6% of Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated A by Moody's or AA by S&P, may comprise no more than 10% of Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same county and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of Moody's Eligible Assets; and (B) in no event may (i) student loan Municipal Obligations comprise more than 10% of Moody's Eligible Assets; (ii) resource recovery Municipal Obligations comprise more than 10% of Moody's Eligible Assets; and (iii) Other Issues comprise more than 10% of Moody's Eligible Assets. For purposes of applying the foregoing requirements, the five counties comprising New York City shall be treated as a single county, a Municipal Obligation rated BBB-by S&P shall not be considered to be rated BBB by S&P, Moody's Eligible Assets shall be calculated without including cash, and municipal obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the MuniPreferred Basic maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

                    Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by Nuveen Advisory Corp., Chase Manhattan Bank or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the MuniPreferred Basic Maintenance Amount.

                    "OTHER ISSUES" shall have the respective meanings specified in the definition of "Issue Type Category."

                    "RATE MULTIPLE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

                    PREVAILING RATING              PERCENTAGE
                    -----------------              ----------
                    "aa3"/AA- or higher               110%
                    "a3"/A-                           125%
                    "baa3"/BBB-                       150%
                    "ba3"/BB-                         200%
                    Below "ba3"/BB-                   250%

          PROVIDED, HOWEVER, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal combined regular Federal, New York State and New York City personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

                    For purposes of this definition, the "prevailing rating" of shares of a series of MuniPreferred shall be (i) "aa3"/AA- or higher if such shares have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if such shares have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB-if such shares have a rating of "baa3" or better by Moody's and BBB-or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if such shares have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating,agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA-or higher, "a3"/A-, "baa3"/BBB-, or "ba3"/BB-, then Below "ba3"/BB-; PROVIDED, HOWEVER, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for shares of MuniPreferred. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of APPENDIX A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of MuniPreferred set forth opposite such party's name in
          Section 7 of APPENDIX A and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

                    "S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

                                          RATING CATEGORY
-------------------------------------------------------------------------------
          EXPOSURE PERIOD        AAA*      AA*       A*       BBB*
-------------------------------------------------------------------------------
          40 Business Days       215%      215%      230%     275%
          22 Business Days       190       195       210      250
          10 Business Days       175       180       195      235
           7 Business Days       170       175       190      230
           3 Business Days       150       155       170      210

          *S&P rating.

                    Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by

          S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; PROVIDED, HOWEVER, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-l+ from S&P; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold; and (iii) except as set forth in clause
          (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause (ii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by Moody's. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

               "S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of MuniPreferred Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's; (iv) is not part of a private placement of Municipal Obligations; and (v) is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Special utilities issues that are not rated by S&P shall not comprise S&P Eligible Assets. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

               (1) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the

          Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

               (2) Municipal Obligations (excluding Escrowed Bonds) of any one Issue Type Category shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets; PROVIDED, HOWEVER, that general obligation issues will be considered S&P Eligible Assets only to the extent the Market Value of such general obligation issues does not exceed 30% of the aggregate Market Value of S&P Eligible Assets;

               (3) Municipal Obligations rated by Moody's but not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and (4) Non-New York long-term Municipal Obligations shall be considered S&P Eligible Assets only to the extent that the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

SECTION 5.  INITIAL RATE PERIODS

          The Initial Rate Period for shares of Series T MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding May __, 1999.

SECTION 6. DATE FOR PURPOSES OF PARAGRAPH (YYY) CONTAINED UNDER THE HEADING "DEFINITIONS" IN THIS STATEMENT.

            May 31, 1999.

SECTION 7. PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS STATEMENT.

Party:    Series of MuniPreferred:

Salomon Smith Barney Inc.                                   Series T

SECTION 8.  ADDITIONAL DEFINITIONS.

          "NEW YORK MUNICIPAL OBLIGATION" shall mean "New York Municipal Obligation" as defined in the Fund's Registration Statement.

SECTION 9.  DIVIDEND PAYMENT DATES.

          Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of:

          Series T MuniPreferred on Wednesday, May __, 1999, and on each Wednesday thereafter; and

SECTION 10. AMOUNT FOR PURPOSES OF SUBPARAGRAPH (C)(I) OF SECTION 5 OF PART I OF THIS STATEMENT.

          $150,000,000

SECTION 11.  REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS.

          Not applicable.

SECTION 12. APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH(B)(III) OF SECTION 3 OF PART II OF THIS STATEMENT.

          For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A) (I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days; (II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or (III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal combined regular Federal, New York State and New York City personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; PROVIDED, HOWEVER, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal combined regular Federal, New York State and New York City personal income tax rate applicable to ordinary income (taking into account the Federal income tax deductibility of state and local taxes paid or incurred) or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of MuniPreferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

                                  APPENDIX C:
                            DESCRIPTION OF INSURERS

Set forth below is information about the various municipal bond insurers with whom the Fund currently maintains specific insurance policies for particular municipal bonds or policies of portfolio insurance. The information in this Appendix is based on information supplied by the insurers, and the Fund cannot verify its accuracy and completeness.

AMBAC ASSURANCE CORPORATION ("AMBAC ASSURANCE")

Ambac Assurance Corporation ("Ambac Assurance") is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $3,290,000,000 (unaudited) and statutory capital of approximately $1,920,000,000 (unaudited) as of December 31, 1998. Statutory capital consists of Ambac Assurance's policyholders' surplus and statutory contingency reserve. Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service and Fitch IBCA, Inc. have assigned a triple-A financial strength rating to Ambac Assurance.

Ambac Assurance has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by Ambac Assurance will not affect the treatment for federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by Ambac Assurance under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for federal income tax purposes in the same manner as if such payments were made by the issuer of the bonds.

Ambac Assurance makes no representation regarding the bonds or the advisability of investing in the bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectus and Statement of Additional Information, other than the information supplied by Ambac Assurance and presented under this heading "Ambac Assurance Corporation."

FINANCIAL SECURITY ASSURANCE INC. ("FINANCIAL SECURITY")

Financial Security is a monoline insurance company incorporated under the laws of the State of New York. Financial Security is licensed to engage in the financial guaranty insurance business in all 50 states, the District of Columbia and Puerto Rico.

Financial Security is a wholly owned subsidiary of Financial Security Assurance Holdings Ltd. ("Holdings"), a New York Stock Exchange listed company. Major shareholders of Holdings include Fund American Enterprise Holdings, Inc., XL Capital Ltd., MediaOne Group, Inc., and The Tokio Marine and Fire Insurance Co., Ltd. No shareholder is obligated to pay any debts of or any claims against Financial Security. Financial Security is domiciled in the State of New York and is subject to regulation by the State of New York Insurance Department. As of December 31, 1998, the total policyholders' surplus and contingency reserves and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with statutory accounting principles, approximately $1,037,710,000 (audited) and $595,900,000 (audited), the total shareholders' equity and the total unearned premium reserve, respectively, of Financial Security and its consolidated subsidiaries were, in accordance with generally accepted accounting principles, approximately $1,104,591,000 (audited) and $504,603,000 (audited). Copies of Financial Security's financial statements may be obtained by writing to Financial Security at 350 Park Avenue, New York, New York 10022, Attention: Communications Department. Financial Security's telephone number is (212) 826-0100. Financial Security's financial statements are included as exhibits to the Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission by Holdings and may be reviewed at Holdings' website:www.fsa.com.

MBIA INSURANCE CORPORATION ("MBIA")

The Insurer is the principal operating subsidiary of MBIA Inc., a New York Stock Exchange listed company. MBIA Inc. is not obligated to pay the debts of or claims against the Insurer. The Insurer is domiciled in the State of New York and licensed to do business in and subject to regulation under the laws of all 50 states, the District of Columbia, the Commonwealth of Puerto Rico, the Commonwealth of the Northern Mariana Islands, the Virgin Islands of the United States and the Territory of Guam. The Insurer has two European branches, one in the Republic of France and the other in the Kingdom of Spain. New York has laws prescribing minimum capital requirements, limiting classes and concentrations of investments and requiring the approval of policy rates and forms. State laws also regulate the amount of both the aggregate and individual risks that may be insured, the payment of dividends by the Insurer, changes in control and transactions among affiliates. Additionally, the Insurer is required to maintain contingency reserves on its liabilities in certain amounts and for certain periods of time.

As of December 31, 1997 the Insurer had admitted assets of $5.3 billion (audited), total liabilities of $3.5 billion (audited), and total capital and surplus of $1.8 billion (audited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. As of September 30, 1998, the Insurer had admitted assets of $6.3 billion (unaudited), total liabilities of $4.1 billion (unaudited), and total capital and surplus of $2.2 billion (unaudited) determined in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities.

Furthermore, copies of the Insurer's year end financial statements prepared in accordance with statutory accounting practices are available without charge from the Insurer. A copy of the Annual Report on Form 10-K of MBIA Inc. is available from the Insurer or the Securities and Exchange Commission. The address of the Insurer is 113 King Street, Armonk, New York 10504. The telephone number of the Insurer is (914) 273-4545.

The Insurer's policy of portfolio insurance unconditionally and irrevocably guarantees to the Fund, the full and complete payment required to be made by or on behalf of the issuer to the applicable paying agent or its successor of an amount equal to (i) the principal of (either at the stated maturity or by advancement of maturity pursuant to a mandatory sinking fund payment) and interest on, the Municipal Obligations as such payments shall become due but shall not be so paid (except that in the event of any acceleration of the due date of such principal by reason of mandatory or optional redemption or acceleration resulting from default or otherwise, other than any advancement of maturity pursuant to a mandatory sinking fund payment, the payments guaranteed by the Insurer's policy shall be made in such amounts and at such times as such payments of principal would have been due had there not been any such acceleration) and (ii) the reimbursement of any such payment which is subsequently recovered from the Fund pursuant to a final judgment by a court of competent jurisdiction that such payment constitutes an avoidable preference to the Fund within the meaning of any applicable bankruptcy law (a "Preference").

The Insurer's policy does not insure against loss of any prepayment premium which may at any time be payable with respect to any Municipal Obligation. The Insurer's policy does not, under any circumstance, insure against loss relating to: (i) optional or mandatory redemptions (other than mandatory sinking fund redemptions); (ii) any payments to be made on an accelerated basis; (iii) payments of the purchase price of Municipal Obligations upon tender thereof; or
(iv) any Preference relating to (i) through (iii) above. The Insurer's policy also does not insure against nonpayment of principal of or interest on the Municipal Obligations resulting from the insolvency, negligence or any other act or omission of any paying agent for the Municipal Obligations.

With respect to small issue industrial development bonds and pollution control revenue bonds covered by the policy, the Insurer guarantees the full and complete payments required to be made by or on behalf of an issuer of such bonds if there occurs pursuant to the terms of the bonds an event which results in the loss of the tax-exempt status of interest on such bonds, including principal, interest or premium payments payable thereon, if any, as and when required to be made by or on behalf of the issuer pursuant to the terms of such bonds.

When the Insurer receives from the paying agent or the Fund, (1) telephonic or telegraphic notice (subsequently confirmed in writing by registered or certified mail), or (2) written notice by registered or certified mail, that a required payment of any insured amount which is then due has not been made, the Insurer on the due date of such payment or within one business day after receipt of notice of such nonpayment, whichever is later, will make a deposit of funds, in an account with State Street Bank and Trust Company, N.A., in New York, New York, or its successor, sufficient for the payment of any such insured amounts which are then due. Upon presentment and surrender of such Municipal Obligations or presentment of such other proof of ownership of the Municipal Obligations, together with any appropriate instruments of assignment to evidence the assignment of the insured amounts due on the Municipal Obligations as are paid by the Insurer, and appropriate instruments to effect the appointment of the Insurer as agent for the Fund in any legal proceeding related to payment of insured amounts on Municipal Obligations, such instruments being in a form satisfactory to State Street Bank and Trust

Company, N.A., State Street Bank and Trust Company, N,A. shall disburse to the Fund or the paying agent payment of the insured amounts due on such Municipal Obligations, less any amount held by the paying agent for the payment of such insured amounts and legally available therefor.

FINANCIAL GUARANTY INSURANCE COMPANY ("FINANCIAL GUARANTY")

The Portfolio Insurance Policy is non-cancellable except for failure to pay the premium. The premium rate for each purchase of a security covered by the Portfolio Insurance Policy is fixed for the life of the Insured Bond. The insurance premiums are payable monthly by the Fund and are adjusted for purchases, sales and payments prior to maturity of Insured Bonds during the month. In the event of a sale of any Insured Bond by the Fund or payment thereof prior to maturity, the Portfolio Insurance policy terminates as to such Insured Bond.

Under the provisions of the Portfolio Insurance Policy, Financial Guaranty unconditionally and irrevocably agrees to pay to State Street Bank and Trust Company, or its successor, as its agent (the "Fiscal Agent"), that portion of the principal of and interest on the Insured Bonds which shall become due for payment but shall be unpaid by reason of nonpayment by the issuer of the Insured Bonds. The term "due for payment" means, when referring to the principal of an Insured Bond, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on an Insured Bond, the stated date for payment of interest. In addition, the Portfolio Insurance Policy covers nonpayment by the issuer that results from any payment of principal or interest made by such issuer on the Insured Bond to the Fund which has been recovered from the Fund or its shareholders pursuant to the United States Bankruptcy Code by a trustee in bankruptcy in accordance with a final, nonappealable order of a court having competent jurisdiction.

Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the issuer, but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment thereupon shall vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Insured Bond, appurtenant coupon or right to payment of principal or interest on such Insured Bond and shall be fully subrogated to all of the Trustee's rights thereunder, including the right to payment, thereof.

In determining whether to insure municipal securities held in the Fund, Financial Guaranty will apply its own standards which are not necessarily the same as the criteria used in regard to the selection of securities by the Fund.

Certain of the municipal securities insured under the Portfolio Insurance Policy may also be insured under an insurance policy obtained by the issuer of such municipal securities. The premium for any insurance policy or policies obtained by an issuer or Insured Bonds has been paid in advance by such issuer and any such policy or policies are non-cancellable and will continue in force so long as the Insured Bonds so insured are outstanding. Financial Guaranty has also agreed, if requested by the Funds on or before the fifth day preceding the 1st day of any month, to insure to maturity Insured Bonds sold by the Trustee during the month immediately following such request of the Funds. The premium for any such insurance to maturity provided by Financial Guaranty is paid by the Fund and any such insurance is non-cancellable and will continue in force so long as the Bonds so insured are outstanding.

Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation (the "Corporation"), a Delaware holding company. The Corporation is a subsidiary of General Electric Capital Corporation. Financial Guaranty is a monoline financial guaranty insurer domiciled in the State of New York and subject to regulation by the State of New York Insurance Department. As of December 31, 1998, the total capital and surplus of Financial Guaranty was $1,258,215,191. Financial Guaranty prepares financial statements on the basis of both statutory accounting principles and generally accepted accounting principles. Copies of such financial statements may be obtained by writing to Financial Guaranty at 115 Broadway, New York, New York 10006, Attention: Communications Department (telephone number: (212) 312-3000) or to the New York State Insurance Department at 25 Beaver Street, New York, New York 10004-2319, Attention: Financial Condition Property/Casualty Bureau (telephone number: (212) 480-5187).

The policies of insurance obtained by the Fund from Financial Guaranty and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Fund. otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with the Fund or the Board of Directors of the Fund.

The above municipal bond insurers have insurance claims-paying ability ratings of AAA from S&P and Aaa from Moody's. Financial Guaranty also has an insurance claims-paying ability rating of AAA from Fitch. An S&P insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet obligations under an insurance policy in accordance with its terms. An insurer with an insurance claims-paying ability rating of AAA has the highest rating assigned by S&P. Capacity to honor insurance contracts is adjudged by S&P to be extremely strong and highly likely to remain so over a long period of time. A Moody's insurance claims-paying ability rating is an opinion of the ability of an insurance company to repay punctually senior policyholder obligations and claims. An insurer with an insurance claims-paying ability rating of Aaa is adjudged by Moody's to be of the best quality. In the opinion of Moody's, the policy obligations of an insurance company with an insurance claims-paying ability rating of Aaa carry the smallest degree of credit risk and, while the financial strength of these companies is likely to change, such changes as can be visualized are most unlikely to impair the company's fundamentally strong position.

An insurance claims-paying ability rating by S&P or Moody's does not constitute an opinion on any specific contract in that such an opinion can only be rendered upon the review of the specific insurance contract. Furthermore, an insurance claims-paying ability rating does not take into account deductibles, surrender or cancellation penalties or the timeliness of payment, nor does it address the ability of a company to meet nonpolicy obligations (i.e., debt contracts).

The assignment of ratings by S&P or Moody's to debt issues that are fully or partially supported by insurance policies, contracts or guarantees is a separate process form the determination of claims-paying ability ratings. The likelihood of a timely flow of funds from the insurer to the trustee for the bondholders is a key element in the rating determination for such debt issues.

S&P's and Moody's ratings are not recommendations to buy, sell or hold the Municipal Obligations insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty and such ratings may be subject to revision or withdrawal at any time by the rating agencies. Any downward revision or withdrawal of either or both ratings may have an adverse effect on the market price of the Municipal Obligations insured by policies issued by AMBAC Assurance, Financial Security, MBIA or Financial Guaranty.

S&P's ratings of AMBAC Assurance, Financial Security, MBIA and Financial Guaranty should be evaluated independent of Moody's ratings. Any further explanation as to the significance of the ratings may be obtained only from the applicable rating agency. See Appendix A for more information about ratings by Moody's and S&P.

NUVEEN NEW YORK SELECT QUALITY MUNICIPAL FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

May 18, 1999